The UBS Funds

Prospectus | October 28, 2020 (as revised February 22, 2021)

Includes:

•  UBS All China Equity Fund
Class: A: UACAX, P: UACPX

•  UBS Dynamic Alpha Fund
Class: A: BNAAX, P: BNAYX

•  UBS Emerging Markets Equity Opportunity Fund
Class: A: UEMAX, P: UEMPX

•  UBS Engage For Impact Fund
Class: A: UEIAX, P: UEIPX

•  UBS Global Allocation Fund
Class: A: BNGLX, P: BPGLX

•  UBS International Sustainable Equity Fund
Class: A: BNIEX, P: BNUEX

•  UBS U.S. Small Cap Growth Fund
Class: A: BNSCX, P: BISCX

•  UBS U.S. Sustainable Equity Fund
Class: A: BNEQX, P: BPEQX

•  UBS Municipal Bond Fund
Class: A: UMBAX, P: UMBPX

•  UBS Sustainable Development Bank Bond Fund
Class: A: UDBAX, P: UDBPX

•  UBS Total Return Bond Fund
Class: A: UTBAX, P: UTBPX

This prospectus offers Class A and Class P shares in certain series of The UBS Funds (the "Trust") (each, a "Fund" and, collectively, the "Funds").

The Board of Trustees of the Trust has approved certain actions to liquidate and dissolve the UBS U.S. Sustainable Equity Fund. The liquidation is expected to be completed on or about March 1, 2021. In connection with the liquidation, the Board approved the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. The Board also approved the closure of each class of the Fund to reinvestments of dividends and distributions. Therefore, the Fund no longer offers shares for purchase. Also in connection with the liquidation, all contingent deferred sales charges ("CDSC") assessed on redemptions that are charged on Class A shares (on purchases of $1,000,000 or more) are eliminated. The annual service fee of 0.25% of average net assets that is charged on Class A shares will not be waived.

Shareholders of the Fund on March 1, 2021 will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, the liquidation will be considered a taxable transaction, and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of the Fund's liquidation in light of their individual circumstances.

As with all mutual funds, the US Securities and Exchange Commission ("SEC") and US Commodity Futures Trading Commission ("CFTC") have not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The UBS Funds

What every investor should know about the funds

Please find the UBS family of funds privacy notice on page 180 of this prospectus.

Please find the UBS Asset Management business continuity planning overview on page 181 of this prospectus.

The funds are not a complete or balanced investment program.

UBS All China Equity Fund
Fund Summary

Investment objective

The Fund seeks to maximize capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 137 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 104 of the Fund's Statement of Additional Information ("SAI"). In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses[2]	0.60	0.60
Total annual fund operating expenses	1.70	1.45
Less management fee waiver/expense reimbursements[3]	0.35	0.35
Total annual fund operating expenses after management fee waiver/expense reimbursements[3]	1.35	1.10

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  "Other expenses" are based on estimates for the current fiscal year.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2021, do not exceed 1.35% for Class A shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years
Class A	$680	$1,024
Class P	112	424

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Because the Fund had not yet commenced operations as of the end of the last fiscal year, it does not have a portfolio turnover rate to provide.

Principal strategies
Principal investments

The Advisor seeks to achieve the Fund's investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets (plus borrowings for investment purposes, if any) in a portfolio of equity securities of companies economically tied to China, and in other instruments that have economic characteristics similar to such securities. For this purpose, China includes the People's Republic of China ("PRC") and Hong Kong. A security will be considered to be economically tied to China if it: (i) is issued or guaranteed by a government of China or any of its agencies, political subdivisions or instrumentalities; (ii) has its primary trading market in China; (iii) is issued by an entity organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in China; (iv) is included in an index representative of China; or (v) is exposed to the economic fortunes and risks of China.

Equity securities may include common stocks; preferred stocks; equity securities of real estate investment trusts ("REITs"); shares of other investment companies, including exchange-traded funds ("ETFs"); depositary receipts; and derivative instruments related to equity securities, including equity participation notes, options and futures on individual securities and indexes. The Fund's investments may include investments in securities of companies listed on exchanges located in and outside of the PRC, including but not limited to the Hong Kong Stock Exchange, Taiwan Stock Exchange, Singapore Exchange,

the New York Stock Exchange, and London Stock Exchange. The Fund's investments also include China A-shares. China A-shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi ("RMB") on the Shenzhen and Shanghai Stock Exchanges through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (collectively, "Stock Connect").

The Fund may invest in companies of any size. The Fund is a non-diversified fund, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company.

The Advisor believes that discrepancies between market price and fair value arise from market behavior and market structure, and these discrepancies provide opportunities to outperform the market. To take advantage of these opportunities, the Advisor seeks to identify upcoming industry leaders in key secular growth sectors early in the company's lifecycle and when the company's share price trades far below our estimate of the firm's fair value.

The Advisor adopts a benchmark agnostic approach (meaning that the Advisor selects companies without the benchmark by which the Fund measures performance (the MSCI China All Shares Index (net)) being determinative), and the Fund may have a wider deviation from the benchmark than other funds. This is expected to enable the Advisor to identify non-benchmark companies with stronger long-term growth potential than might otherwise be the case.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including options on securities, indices, futures, forwards, and swap agreements), futures, forward currency agreements, swap agreements (including interest rate, total return and currency) and equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. Further, the Fund may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with the settlement of securities. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); to obtain exposure to certain markets; or to establish net short positions for individual currencies (except for equity participation notes).

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

The investment process for the All China strategy is driven by bottom-up proprietary research. As a starting point, the investment universe includes all investable quoted equities domiciled in China and/or of issuers generating the majority of their income in China. The investment team is expected to exclude companies exhibiting what we view as unsustainable business models, poor corporate governance practices, and negative industry dynamics. In order to form a qualitative assessment of a company, the Advisor scores companies based on a set of questions covering three areas:

1. Industry Structure and Company's Competitiveness

2. Trends & Profitability: Trends and Sustainability

3. Governance, disclosure, environmental and social practices

The Advisor further conducts extensive valuation analysis incorporating company/industry fundamentals, future operations, and cash generation. Peer comparisons and valuation bands are also studied based on historical and forward looking financials.

The Advisor seeks to construct a "best ideas," concentrated, high-conviction portfolio. The companies would be selected based on the attractiveness of their valuations, top down macro factors, and a conviction that the investment thesis is likely to be realized. Positions would be assigned weights based on the investment parameters for the strategy and the portfolio manager's conviction in the investment thesis. The Advisor aims to construct a portfolio diversified across many sectors with no single stock position being greater than 10% of the portfolio.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

China risk: There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may have an adverse impact on the Chinese economy. Additionally, the Chinese economy is highly dependent on the exportation of products and services, and could experience a significant slowdown due to a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers, trade or political disputes with China's major trading partners, natural disasters, or public health threats.

Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Stock Connect investing risk: Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when the Stock Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

China A-shares risk: China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax ("WHT") on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile, and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market security. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and their expenses.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considera-

tions; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

There is no performance information quoted for the Fund as the Fund has not completed a full calendar year of operations as of the date of this prospectus.

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Bin Shi, portfolio manager of the Fund beginning at its inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A and P shares of the

Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000 and the minimum subsequent investment is $100; and the minimum initial investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Dynamic Alpha Fund
Fund Summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 137 of this prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 104 of the Fund's statement of additional information ("SAI"). In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses	0.90	0.90
Acquired fund fees and expenses	0.03	0.03
Total annual fund operating expenses	2.03	1.78
Less management fee waiver/expense reimbursements[3]	0.65	0.65
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	1.38	1.13

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2021, do not exceed 1.35% for Class A shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A	$683	$1,092	$1,526	$2,730
Class P	115	497	904	2,041

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal strategies
Principal investments

In order to achieve the Fund's objective, the Fund employs an asset allocation strategy that seeks to achieve a total rate of return for the Fund that meets or exceeds the FTSE One-Month US Treasury Bill Index plus 2%-4% (net of fees) over a rolling five year time horizon. This active management process is intended to produce superior performance relative to the benchmark (the difference of which is "alpha"). The Advisor does not represent or guarantee that the Fund will meet this total return goal.

The Fund invests in securities and financial instruments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The Fund may invest in equity and fixed income securities of issuers located within and outside the United States or in open-end investment companies including those advised by the Advisor to gain exposure to certain global equity and global fixed income markets.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the United States) and emerging markets. The Fund's fixed income investments may reflect a broad range of investment maturities, credit qualities and sectors, including high yield (lower-rated or "junk bonds") securities and convertible debt securities.

Investments in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets; and equity securities of real estate investment trusts ("REITs"). Equity investments may include securities of companies of any capitalization size.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund may also take active positions on volatility to generate returns or to hedge the Fund's portfolio.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including options on securities, indices, futures, forwards and swap agreements), futures, forward agreements, swap agreements (including interest rate, total return, and credit default swaps), credit-linked securities, equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Options on indices, options on swap agreements, futures on indices, forward agreements, interest rate swaps, total return swaps, credit default swaps and credit-linked securities may also be used to adjust the Fund's portfolio duration, including to achieve a negative portfolio duration.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO"). To the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may borrow money from banks to purchase investments for the Fund. The Fund may seek to implement its investment strategy through investments in exchange-traded funds ("ETFs").

Management process

The Advisor will manage the Fund's portfolio using the following investment process as described below:

The strategy invests in the full spectrum of instruments and markets globally. The Advisor believes that the Advisor is able to improve the return outcome and risk management of the Fund by employing a well diversified strategy across a broad global opportunity set. Returns are generated from asset allocation across markets, currency and security selection. The Advisor aims to employ 15-25 of the Advisor's highest conviction trade ideas into the following diversified risk buckets:

•  Market Directional: Explicit view on equities, credit, and interest rates

•  Relative Value Market: Capitalizing on misvaluation between two markets

•  Relative Value Currency: Active decisions between two markets that are made independent from market decisions

Asset allocation decisions are primarily driven by UBS AM (Americas)'s assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the Advisor believes the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of UBS AM (Americas)'s proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities.

Next, the Advisor assesses additional market indicators and considers the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and linearly, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the Advisor incorporates an additional discipline in our idea generation process. The Advisor refers to this additional step in its idea generation process as market behavior analysis. Adding this step helps the Advisor to understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of non-valuation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

The asset allocation process is structured around the Investment Solutions Investment Committee (the "ISIC Committee") meetings, which provides a forum for debate and the exploration of all ramifications of any investment decision, rather than aiming for a consensus to be reached. Instead, any voting member of the ISIC Committee can sponsor a trade idea, preparing a detailed investment thesis to support the view. An investment thesis has to define the investment rationale based on valuation and market behavioral influences, the time scale for it being realized, the transaction costs and the potential milestones the Advisor would expect to evaluate whether or not the view is correct. The sponsor is then responsible for convincing another member of the ISIC Committee to support the idea as co-sponsor.

Bottom up selection across active equity and fixed income markets can be utilized as part of the asset allocation process at the asset class level. With respect to specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation, quantitative and growth-oriented strategies. The Advisor's bottom up fixed income security selection strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The Advisor works closely with the Risk Management team, members of which attend the ISIC Committee meetings, to determine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objectives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to better understand the risk and diversification of the overall strategy, and attempts to ensure that unintended factor exposures are identified, managed and monitored.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Mortgage- and asset-backed securities risk: The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

High yield bond risk: The risk that the issuer of bonds with ratings of Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc. ("Fitch"), comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined to be of comparable quality by the Advisor will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with borrowing: The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund would be less than if borrowing were not used.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds'

investments and subject to the underlying funds' expenses.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The ICE BofA U.S. Treasury 1-5 Year Index measures the performance of short-term U.S. Treasury securities. The MSCI World Index (net) shows how the Fund's performance compares to an index that is designed to measure the equity market performance of developed markets. The FTSE One-Month US Treasury Bill Index shows how the Fund's performance compares to public obligations of the US Treasury with maturities of one month. Indices reflect no deduction for fees, expenses or taxes, except for the MSCI World Index (net) which reflects no deduction for fees, expenses or taxes but is net of dividend tax withholding. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)

Total return January 1 - September 30, 2020: (2.18)%
Best quarter during calendar years shown—1Q 2012: 6.02%
Worst quarter during calendar years shown—3Q 2015: (7.44)%

Average annual total returns (figures reflect sales charges) (for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (1/27/05) Return before taxes	2.04%	(1.84)%	1.27%
Class P (1/27/05) Return before taxes	8.20	(0.51)	2.12
Return after taxes on distributions	6.10	(1.31)	1.40
Return after taxes on distributions and sale of fund shares	4.86	(0.73)	1.36
ICE BofA U.S. Treasury 1-5 Year Index	4.20	1.68	1.73
MSCI World Index (net)	27.67	8.74	9.47
FTSE One-Month US Treasury Bill Index	2.20	1.01	0.53

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Alan Zlatar, portfolio manager of the Fund since 2018.

•  Alain Bützberger, portfolio manager of the Fund since January 2020.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A or P shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Emerging Markets Equity Opportunity Fund
Fund Summary

Investment objective

The Fund seeks to maximize capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 137 of this Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 104 of the Fund's statement of additional information ("SAI"). In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.89%	0.89%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses[2]	0.30	0.30
Total annual fund operating expenses	1.44	1.19
Less management fee waiver/expense reimbursements[3,4]	0.19	0.19
Total annual fund operating expenses after management fee waiver/expense reimbursements[3,4]	1.25	1.00

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  "Other expenses" for Class A are based on estimates for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

3  The "Less management fee waiver/expense reimbursements" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" are restated to reflect the Fund's current expense limitation.

4  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 1.25% for Class A shares and 1.00% for Class P shares; previously, UBS Emerging Markets Equity Opportunity Fund's expense caps were 1.40% and 1.15% for Class A and P shares, respectively. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A	$670	$963	$1,277	$2,164
Class P	102	359	636	1,426

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, common stock; shares of collective trusts, investment companies, including exchange-traded funds ("ETFs"); preferred stock; securities convertible into common stock, rights, warrants and options; sponsored or unsponsored depository receipts and depository shares, including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts; equity securities of real estate investment trusts ("REITs"); securities sold in private placements; and new issues, including initial and secondary public offerings.

Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa and/or the Middle East.

The Fund may invest in stocks of companies of any size. The Fund will generally hold the stocks of between 20 to 40 issuers. The Fund may invest up to +/- 15% of its benchmark's weighting (the MSCI Emerging Markets Index) in any one country or sector.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including options on securities, indices, futures, forwards, and swap agreements) futures, forward currency agreements, swap agreements (including interest rate, total return and currency) and equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. Further, the Fund may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with the settlement of securities. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); to obtain exposure to certain markets; or to establish net short positions for individual currencies (except for equity participation notes).

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country. The Fund considers a country's market to be an "emerging market" if it is defined as an emerging or developing economy by any of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United

Nations or its authorities. Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan, MSCI or FTSE emerging markets indices to be an emerging market country. The countries included in this definition will change over time. The Fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).

The Fund may invest in securities issued by companies in any market capitalization range, including small capitalization companies.

Management process

The Advisor employs a high alpha long opportunistic strategy, also known as the "UBS-HALO" strategy. The UBS-HALO strategy is a long-term investing approach focused on taking opportunities that seek to produce superior performance relative to the benchmark (the difference of which is "alpha"). The Advisor follows a price to intrinsic value approach. The price to intrinsic value investment philosophy means the Advisor pays great attention to investment fundamentals and expected cash flows when assessing investments.

The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value.

These price/value discrepancies are used as the building blocks for portfolio construction.

In selecting individual securities for investment, the Advisor considers, among others:

•  A company's potential cash generation

•  Earnings outlook

•  Expected sustainable return on investments

•  Expected sustainable growth rates

•  Stock prices versus a company's asset or franchise values

The Fund is classified by UBS AM (Americas) as an "ESG-integrated" fund. The Fund's investment process integrates material sustainability and/or environmental, social and governance ("ESG") considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The Fund's portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Focus risk: To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

China risk: There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may have an adverse impact on the Chinese economy. Additionally, the Chinese economy is highly dependent on the exportation of products and services, and could experience a significant slowdown due to a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers, trade or political disputes with China's major trading partners, natural disasters, or public health threats.

Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Stock Connect investing risk: Investing in A-shares through Stock Connect is subject to trading, clearance,

settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when the Stock Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

China A-shares risk: China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax ("WHT") on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Initial public offerings ("IPOs")/private placement risk: The purchase of shares issued in IPOs and investments in the stocks of privately held companies may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market security. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and their expenses.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

The performance information that follows shows the Fund's Class P2 performance information in a bar chart and an average annual total returns table. There is no performance information quoted for the Class A or Class P shares of the Fund as the Class A and Class P shares have not completed a full calendar year of operations as of the date of this prospectus. Although the Class A and Class P shares are invested in the same portfolio of securities as the Class P2 shares, returns for the Class A and Class P shares will differ from the Class P2 shares to the extent that the Class A and Class P shares are subject to different expenses. The information provides some indication of the risks of investing in the Fund by showing the Fund's performance for the year 2019 and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI Emerging Markets Index (net) reflects no deduction for fees, expenses or taxes but is net of dividend tax withholding. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P2 shares' after-tax returns shown.

Total return (Class P2)*

* 2019 is the Fund's first full year of operations.
Total return January 1 - September 30, 2020: 1.80%
Best quarter during calendar year shown—4Q 2019: 13.97%
Worst quarter during calendar year shown—3Q 2019: (3.33)%

Average annual total returns (for the periods ended December 31, 2019)

	1 year	Life of class
Class P2 (6/4/18) Return before taxes	26.47%	3.19%
Return after taxes on distributions	25.81	1.65
Return after taxes on distributions and sale of fund shares	16.40	1.66
MSCI Emerging Markets Index (net)	18.44	1.50

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Urs Antonioli, portfolio manager of the Fund since its inception.

•  Manish Modi, portfolio manager of the Fund since its inception.

•  Shou-Pin Choo, portfolio manager of the Fund since its inception.

•  Gabriel Csendes, portfolio manager of the Fund since its inception.

•  Geoffrey Wong, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A and P shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both,

unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Engage For Impact Fund
Fund Summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 137 of this prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 104 of the Fund's statement of additional information ("SAI"). In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses[2]	1.52	1.52
Total annual fund operating expenses	2.52	2.27
Less management fee waiver/expense reimbursements[3]	1.42	1.42
Total annual fund operating expenses after management fee waiver/expense reimbursements[3]	1.10	0.85

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  "Other expenses" for Class A are based on estimates for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 1.10% for Class A shares and 0.85% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A	$656	$1,163	$1,696	$3,148
Class P	87	573	1,085	2,495

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

Principal strategies
Principal investments

To achieve its investment objective, the Fund invests in or seeks exposure to companies based on various financial factors, fundamental sustainability factors such as environmental, social and governance performance along with assessing the current and potential ability of such companies to have a measurable impact on society and the environment.

Under normal circumstances, the Fund invests a substantial portion of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of issuers located throughout the world; Global, European and American Depositary Receipts; equity securities of real estate investment trusts ("REITs"); as well as investment companies, including exchange-traded funds ("ETFs"). The Fund may invest in issuers from both developed markets (including the United States) and emerging markets. The Fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use exchange traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include futures, forward currency agreements and equity participation notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); or to obtain exposure to certain markets (except for forward currency agreements). The Fund also may use futures contracts on equity securities and indices to gain market exposure on its uninvested cash.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

The Advisor seeks to invest in companies that the Advisor believes are attractively valued, that integrate sustainability factors into the business model to build a competitive advantage, whose products and services can create meaningful, intentional, verifiable and measurable impact on society and the environment (e.g., products and services with a primary or intended focus on consequential impact); and which have a clearly identified potential for additional positive impact that the Advisor intends to drive through engagement with the companies. In selecting individual securities for investment, the Advisor considers, among other factors:

•  Its assessment of fundamental valuation (price/intrinsic value) to seek attractively valued companies with strong financial performance;

•  Quantitative and qualitative environmental, social and governance ("ESG") factors;

•  Quantitative and qualitative assessment of a company's current and potential impact on society and the environment; and

•  Advisor's ability to drive positive change in a company's impact profile through engagement.

The Fund's ESG criteria are applied to each equity security.

The Advisor aims to identify the best investment ideas with additional impact potential across the market capitalization spectrum, sectors and geographies within the eligible investment universe ("the impact universe").

The impact universe is comprised of companies whose products and services can create measurable, verifiable impact within specific impact categories (such as climate change, air pollution, clean water and water scarcity, treatment of disease and food security and others) that are aligned with the United Nations Sustainable Development Goals. The Advisor's assessment of the ability of public companies to generate impact is based upon impact measurement methodologies the Advisor has developed in partnership with academics from the fields of earth sciences and public health science. The impact of portfolio holdings is measured in changes in human well-being and changes in environmental quality (e.g. reduction in air pollution, hospitalizations and biodiversity loss).

Engagement with portfolio companies is a key aspect of the Fund's strategy. Companies have the potential to create additional impact through improving or optimizing the use of their products and services throughout society as well as indirectly through changes to their operations and supply chain. The Advisor's Global Sustainable Equities team and the Sustainable Research staff will seek to increase impact at each portfolio company through engagement on both fronts through communication with company management and continuous monitoring of the company's ESG impact. The Advisor will establish specific impact goals, and measure and evaluate progress regularly in order to assess the impact of its engagement efforts. The purpose of engagement with companies is to:

•  Improve the Advisor's ability to independently measure impact;

•  Engage the company to help it inform its strategy with regard to societal goals;

•  Engage the company to help increase its product and service impact by identifying target markets, customers and business partners that create additional impact over time; and

•  Engage the company to identify business model risks and opportunities linked to the ESG component of operations, supply chains and other aspects of the company that can help increase positive impact over time.

The Advisor will employ both a positive and negative screening process with regard to securities selection for the Fund. The negative screening process will exclude securities of companies with more than 5% of sales in alcohol, tobacco, defense, nuclear, gambling and pornography from the Fund's portfolio. The Advisor may modify this list of negative screens at any time, without shareholder approval or notice. The positive screening process seeks to identify securities of companies that provide solutions to significant global challenges through the impact of their products and services, that are attractive based on their fundamental and valuation profile in addition to evaluating specific sustainability (ESG) factors as well as the ability of the Advisor to engage with the company's management on impact-related issues.

The Advisor uses an ESG Material Issues Framework to identify 3 to 5 of the most financially relevant factors, per sector, that can impact the investment thesis across different industry sectors. The universe of sustainability issues includes environmental factors such as global greenhouse gas emissions and wastewater management; social factors such as customer privacy and product safety; and governance factors such as critical and systemic risk management.

The Advisor uses a proprietary risk tool to combine scores and data points from a number of reputable external research providers together with the UBS internal ESG model to flag companies with elevated sustainability risks. In addition, absolute ESG risks such as poor corporate governance and high ESG controversy levels are included in the Advisor's risk tool. Collectively, these inputs lead to an ESG Risk Signal which flags companies with high ESG risks. Once outliers are identified, the Advisor conducts more in-depth analysis to assess the material impact of the ESG risks.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Sustainability factor risk and risk of impact investing: Because the Fund uses sustainability factors to assess and exclude certain investments for non-finan-

cial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. As a result, the Fund's sustainability factors used in its investment process and the Advisor's impact investing approach will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics, and the Fund's sustainability factors may be linked to long-term rather than short-term returns. The sustainability factors and the Advisor's impact investing approach may cause the Fund's industry allocation to deviate from that of funds without these considerations.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

China risk: There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may have an adverse impact on the Chinese economy. Additionally, the Chinese economy is highly dependent on the exportation of products and services, and could experience a significant slowdown due to a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers, trade or political disputes with China's major trading partners, natural disasters, or public health threats.

Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Stock Connect investing risk: Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when the Stock Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

China A-shares risk: China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax ("WHT") on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Focus risk: To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. There is no performance information quoted for the Class A shares of the Fund as the Class A shares have not completed a full calendar year of operations as of the date of this prospectus. Returns for Class A shares will differ from the Class P shares to the extent that the Class A shares are subject to shareholder services fees and/or distribution fees.

The information provides some indication of the risks of investing in the Fund by showing the Fund's performance for the year 2019 and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI All Country World Index (net) reflects no deduction for fees, expenses or taxes but is net of dividend tax withholding. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)*

* 2019 is the Fund's first full year of operations.
Total return January 1 - September 30, 2020: (2.94)%
Best quarter during calendar year shown—1Q 2019: 14.39%
Worst quarter during calendar year shown—3Q 2019: (2.77)%

Average annual total returns (for the periods ended December 31, 2019)

Class (inception date)	1 year	Life of class
Class P (10/24/18) Return before taxes	23.64%	12.66%
Return after taxes on distributions	22.70	11.92
Return after taxes on distributions and sale of fund shares	14.37	9.53
MSCI All Country World Index (net)	26.60	21.24

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Bruno Bertocci, portfolio manager of the Fund since its inception.

•  Joseph Elegante, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A and P shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Global Allocation Fund
Fund Summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 137 of this prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 104 of the Fund's statement of additional information ("SAI"). In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses	0.37	0.34
Acquired fund fees and expenses	0.08	0.08
Total annual fund operating expenses[2]	1.50	1.22
Less management fee waiver/expense reimbursements[3]	0.22	0.19
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	1.28	1.03

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 28, 2021, do not exceed 1.20% for Class A shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first fiscal year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A	$673	$978	$1,304	$2,224
Class P	105	368	652	1,461

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 120% of the average value of its portfolio.

Principal strategies
Principal investments

In order to achieve the Fund's objective, the Fund employs an asset allocation strategy that seeks to maximize total return. The Fund's investment advisor ("UBS AM (Americas)" or the "Advisor") does not represent or guarantee that the Fund will meet this total return goal.

Under normal circumstances, the Fund will invest in securities and derivatives to gain exposure to equity, fixed income, and alternative asset class securities, including, but not limited to, convertible bonds and real estate securities, including real estate investment trusts ("REITs") and real estate operating companies. The Fund may gain exposure to issuers located within and outside the United States, including securities of issuers in both developed (including the United States) and emerging markets countries.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. The Fund may invest in securities of any maturity greater than one year and such securities may be either investment grade or high yield (lower-rated or "junk bonds") securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in other open-end investment companies advised by the Advisor and third-party passively managed exchanged-traded funds ("ETFs") to gain exposure to certain asset classes. The Fund may also take active positions on volatility to generate returns or to hedge the Fund's portfolio.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include index options, futures, forward agreements, swap agreements (including, interest rate, credit default and inflation swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency (except with respect to equity participation notes and equity linked notes), or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Futures on indices, forward agreements, interest rate swaps and credit default swaps may also be used to adjust the Fund's portfolio duration.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

The Advisor will manage the Fund's portfolio using the following investment process as described below:

The strategy invests in the full spectrum of instruments and markets globally. The Advisor believes that the Advisor is able to improve the return outcome and risk management of the Fund by employing a well diversi-

fied strategy across a broad global opportunity set. Returns are generated from asset allocation across markets, currency and security selection.

Asset allocation decisions are primarily driven by UBS AM (Americas)'s assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the Advisor believes the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of UBS AM (Americas)'s proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities.

Next, the Advisor assesses additional market indicators and considers the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and linearly, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the Advisor incorporates an additional discipline in our idea generation process. The Advisor refers to this additional step in its idea generation process as market behavior analysis. Adding this step helps the Advisor to understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of non-valuation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to help-

ing improve the timing in and out of these asset classes with very stretched valuations.

The asset allocation process is structured around the Investment Solutions Investment Committee (the "ISIC Committee") meetings, which provides a forum for debate and the exploration of all ramifications of any investment decision, rather than aiming for a consensus to be reached. Instead, any voting member of the ISIC Committee can sponsor a trade idea, preparing a detailed investment thesis to support the view. An investment thesis has to define the investment rationale based on valuation and market behavioral influences, the time scale for it being realized, the transaction costs and the potential milestones the Advisor would expect to evaluate whether or not the view is correct. The sponsor is then responsible for convincing another member of the ISIC Committee to support the idea as co-sponsor.

Bottom up selection across active equity and fixed income markets can be utilized as part of the asset allocation process at the asset class level. With respect to specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation, quantitative and growth-oriented strategies. The Advisor's bottom up fixed income security selection strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The Advisor works closely with the Risk Management team, members of which attend the ISIC Committee meetings, to determine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objectives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to better understand the risk and diversification of the overall strategy, and attempts to ensure that unintended factor exposures are identified, managed and monitored.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

High yield bond risk: The risk that the issuer of bonds with ratings of Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc. ("Fitch"), comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined to be of comparable quality by the Advisor, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Mortgage- and asset-backed securities risk: The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Portfolio turnover risk: High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest, including ETFs. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considera-

tions; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI All Country World Index (net) shows how the Fund's performance compares to an index that is designed to measure the equity market performance of developed and emerging markets. The FTSE World Government Bond Index (Hedged in USD) shows how the Fund's performance compares to an index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity that is hedged back to the US dollar. The Fund's secondary benchmark index is a blend of 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) and shows how the Fund's performance compares with a blend of prominent industry indices that better reflect the asset allocation of the Fund's portfolio. Indices reflect no deduction for fees, expenses or taxes, except for the MSCI All Country World Index (net) which reflects no deduction for fees, expenses or taxes but is net of dividend tax withholding. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)

Total return January 1 - September 30, 2020: 0.24%
Best quarter during calendar years shown—3Q 2010: 12.56%
Worst quarter during calendar years shown—3Q 2011: (13.45)%

Average annual total returns (figures reflect sales charges) (for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (6/30/97) Return before taxes	12.24%	3.72%	5.02%
Class P (8/31/92) Return before taxes	19.03	5.16	5.89
Return after taxes on distributions	16.67	4.25	5.04
Return after taxes on distributions and sale of fund shares	12.15	3.73	4.43
MSCI All Country World Index (net)	26.60	8.41	8.79
FTSE World Government Bond Index (Hedged in USD)	7.59	3.45	3.90
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)	18.94	6.61	7.07

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Nicole Goldberger, portfolio manager of the Fund since April 2020.

•  Paul Lang, portfolio manager of the Fund since June 2020.

•  Gian Plebani, portfolio manager of the Fund since 2017.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A or P shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS International Sustainable Equity Fund
Fund Summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 137 of this prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 104 of the Fund's statement of additional information ("SAI"). In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses[2]	0.36	0.32
Total annual fund operating expenses	1.41	1.12
Less management fee waiver/expense reimbursements[3]	0.16	0.12
Total annual fund operating expenses after management fee waiver/expense reimbursements[3]	1.25	1.00

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

3  UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the irrevocable fee waiver and expense reimbursement for all years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A	$670	$925	$1,199	$1,978
Class P	102	318	552	1,225

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of issuers located throughout the world; equity securities of real estate investment trusts ("REITs"); and exchange-traded funds ("ETFs"). Under normal market conditions, the Fund invests primarily (at least 65% of its total assets) in issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Up to 35% of the Fund's assets may be invested in US equity securities. The Fund may invest in issuers from both developed and emerging markets. The Fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include futures, forward currency agreements and equity participation notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); or to obtain exposure to certain markets (except for forward currency agreements). The Fund also may use futures contracts on equity securities and indices to gain market exposure on its uninvested cash.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

The Advisor's investment decisions are based upon price/value discrepancies as identified by the Advisor's fundamental valuation process.

In selecting securities for the portion of the Fund that is managed according to the Advisor's fundamental valuation process, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Advisor will employ both a positive and negative screening process with regard to securities selection for all equity stocks for the Fund. The negative screening process will exclude securities with more than 5% of sales in alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), gambling and pornography from the Fund's portfolio. We believe that this negative screen reduces the global universe by about 6% by market capitalization, and we do not expect it to have a material impact on portfolio construction or strategy. The Advisor may modify the above list of negative screens at any time, without prior shareholder approval or notice.

The positive screening process will identify securities of companies that are attractive based on their fundamental and valuation profile in addition to evaluating specific sustainability factors.

These sustainability factors are material factors that help the Advisor evaluate and compare the environmental, social and governance performance of the investable universe. This information is combined with additional financial analysis and research to identify companies the Advisor believes will provide attractively valued and sustainable investment opportunities.

The Advisor uses an ESG Material Issues Framework to identify 3 to 5 of the most financially relevant factors, per sector, that can impact the investment thesis across different industry sectors. The universe of sustainability issues includes environmental factors such as global greenhouse gas emissions and wastewater management; social factors such as customer privacy and product safety; and governance factors such as critical and systemic risk management.

The Advisor uses a proprietary risk tool to combine scores and data points from a number of reputable external research providers together with the UBS internal ESG model to flag companies with elevated sustainability risks. In addition, absolute ESG risks such as poor corporate governance and high ESG controversy levels are included in the Advisor's risk tool. Collectively, these inputs lead to an ESG Risk Signal which flags companies with high ESG risks. Once outliers are identified, the Advisor conducts more in-depth analysis to assess the material impact of the ESG risks.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

China risk: There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may have an adverse impact on the Chinese economy. Additionally, the Chinese economy is highly dependent on the exportation of products and services, and could experience a significant slowdown due to a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers, trade or political disputes with China's major trading partners, natural disasters, or public health threats.

Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Stock Connect investing risk: Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when the Stock Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

China A-shares risk: China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax ("WHT") on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the

Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Sustainability factor risk: Because the Fund uses sustainability factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. As a result, the Fund's sustainability factors used in its investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics, and the Fund's sustainability factors may be linked to long-term rather than short-term returns. The sustainability factors may cause the Fund's industry allocation to deviate from that of funds without these considerations.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI ACWI ex-US Index reflects no deduction for fees, expenses or taxes but is net of dividend tax withholding. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. In October 2013, the Fund's investment strategies changed. The performance below for periods prior to that date is attributable to the Fund's performance before the strategy change. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)

Total return January 1 - September 30, 2020: (3.49)%
Best quarter during calendar years shown—3Q 2010: 17.29%
Worst quarter during calendar years shown—3Q 2011: (23.88)%

Average annual total returns (figures reflect sales charges) (for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (6/30/97) Return before taxes	15.64%	4.18%	4.97%
Class P (8/31/93) Return before taxes	22.61	5.62	5.83
Return after taxes on distributions	22.34	5.32	5.41
Return after taxes on distributions and sale of fund shares	13.82	4.46	4.68
MSCI ACWI ex-US Index	21.51	5.51	4.97

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Bruno Bertocci, portfolio manager of the Fund since 2013.

•  Joseph Elegante, portfolio manager of the Fund since 2016.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A or P shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS U.S. Small Cap Growth Fund
Fund Summary

Investment objective

The Fund seeks to provide long-term capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 137 of this prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 104 of the Fund's statement of additional information ("SAI"). In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses	0.50	0.44
Acquired fund fees and expenses	0.01	0.01
Total annual fund operating expenses[2]	1.61	1.30
Less management fee waiver/expense reimbursements[3]	0.36	0.30
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	1.25	1.00

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2021, do not exceed 1.24% for Class A shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A	$670	$997	$1,346	$2,327
Class P	102	382	684	1,541

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 79% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies within the range of the largest and smallest company in the Russell 2000 Index at the time of purchase. However, the Fund may invest a portion of its assets in securities outside of this range. Investments in equity securities may include, but are not limited to, common stock and preferred stock; equity securities of real estate investment trusts ("REITs"); and exchange-traded funds ("ETFs"). The Fund may invest up to 20% of its net assets in foreign securities.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Fund is classified by UBS AM (Americas) as an "ESG-integrated" fund. The Fund's investment process integrates material sustainability and/or environmental, social and governance ("ESG") considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The Fund's portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Focus risk: To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. An index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)

Total return January 1 - September 30, 2020: 24.88%
Best quarter during calendar years shown—1Q 2019: 20.35%
Worst quarter during calendar years shown—4Q 2018: (24.27)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (12/31/98) Return before taxes	22.53%	7.61%	13.76%
Class P (9/30/97) Return before taxes	29.95	9.11	14.70
Return after taxes on distributions	27.95	6.18	12.54
Return after taxes on distributions and sale of fund shares	19.16	6.42	11.75
Russell 2000 Growth Index	28.48	9.34	13.01

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  David Wabnik, portfolio manager of the Fund since its inception.

•  Samuel Kim, portfolio manager of the Fund since 2011.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A or P shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS U.S. Sustainable Equity Fund
Fund Summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 137 of this prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 104 of the Fund's statement of additional information ("SAI"). In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses[2]	1.02	0.98
Total annual fund operating expenses	1.97	1.68
Less management fee waiver/expense reimbursements[3]	1.02	0.98
Total annual fund operating expenses after management fee waiver/expense reimbursements[3]	0.95	0.70

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 0.95% for Class A shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A	$642	$1,041	$1,465	$2,642
Class P	72	434	820	1,905

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 177% of the average value of its portfolio.

Principal strategies
Principal investments

To achieve its investment objective, the Fund invests in, or seeks exposure to companies based on various financial factors and fundamental sustainability factors such as environmental, social and governance performance of such companies.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies. Investments in equity securities may include, but are not limited to, dividend-paying securities; common stock; preferred stock; equity securities of real estate investment trusts ("REITs"); shares of investment companies, including exchange-traded funds ("ETFs"); convertible securities; warrants and rights.

The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

The Advisor's investment decisions are based upon price/value discrepancies as identified by the Advisor's fundamental valuation process. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Advisor will employ both a positive and negative screening process in selecting securities for all equity stocks for the Fund. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that the Advisor believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are extra-financial factors that evaluate the environmental, social and governance performance of companies that, along with more traditional financial analytics, identify companies that the Advisor believes will provide sustained, long-term value. The Advisor believes that the sustainability strategy provides the Fund with a high quality portfolio and mitigates risk.

The Advisor uses an ESG Material Issues Framework to identify 3 to 5 of the most financially relevant factors, per sector, that can impact the investment thesis across different industry sectors. The universe of sustainability issues includes environmental factors such as global greenhouse gas emissions and wastewater management; social factors such as customer privacy and product safety; and governance factors such as critical and systemic risk management.

The Advisor uses a proprietary risk tool to combine scores and data points from a number of reputable external research providers together with the UBS internal ESG model to flag companies with elevated sustainability risks. In addition, absolute ESG risks such as poor corporate governance and high ESG controversy levels are included in the Advisor's risk tool. Collectively, these inputs lead to an ESG Risk Signal which flags companies with high ESG risks. Once outliers are identified, the Advisor conducts more in-depth analysis to assess the material impact of the ESG risks.

The Advisor also applies a negative screening process that will exclude from the Fund's portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), gambling and pornography. The Advisor may modify this list of negative screens at any time, without prior shareholder approval or notice.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Focused investment risk: The risk that investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund's primary benchmark or other mutual funds that are diversified across a greater number of securities.

Portfolio turnover risk: High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Sustainability factor risk: Because the Fund uses sustainability factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. As a result, the Fund's sustainability factors used in its investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics, and the Fund's sustainability factors may be linked to long-term rather than short-term metrics. The sustainability factors may cause the Fund's industry allocation to deviate from that of funds without these considerations.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Focus risk: To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. An index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. In October 2017, the Fund's investment strategies changed. The performance below for periods prior to that date is attributable to the Fund's performance before the strategy change. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)

Total return January 1 - September 30, 2020: 3.87%
Best quarter during calendar years shown—1Q 2019: 17.09%
Worst quarter during calendar years shown—3Q 2011: (16.87)%

Average annual total returns (figures reflect sales charges) (for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class A (6/30/97) Return before taxes	29.66%	8.91%	11.40%
Class P (2/22/94) Return before taxes	37.51	10.42	12.31
Return after taxes on distributions	35.28	9.81	11.91
Return after taxes on distributions and sale of fund shares	22.55	8.10	10.18
S&P 500 Index	31.49	11.70	13.56

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Joseph Elegante, portfolio manager of the Fund since August 2020.

•  Adam Jokich, portfolio manager of the Fund since August 2020.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A or P shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Municipal Bond Fund
Fund Summary

Investment objective

The Fund seeks to provide total return consisting of capital appreciation and current income exempt from federal income tax.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 137 of this prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 104 of the Fund's statement of additional information ("SAI"). In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.25%	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses[2]	0.35	0.34
Total annual fund operating expenses	1.00	0.74
Less management fee waiver/expense reimbursements[3]	0.35	0.34
Total annual fund operating expenses after management fee waiver/expense reimbursements[3]	0.65	0.40

1  Purchases of $500,000 or more that were not subject to a front-end sales charge are subject to a 0.75% CDSC if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 0.65% for Class A shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A	$290	$502	$732	$1,391
Class P	41	202	378	886

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in municipal bonds and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax. The Fund primarily invests in securities that, at the time of purchase, are rated investment grade by an independent rating agency (or if unrated are deemed to be of comparable quality by the Advisor), but may invest up to 10% in securities rated below investment grade (also known as "junk bonds"). The Fund may also, to a lesser extent, invest in US Treasury securities and other securities of the US government, its agencies and government-sponsored enterprises. The Fund is a non-diversified fund, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company.

The Fund's weighted average portfolio duration will normally range between 3 and 10 years, but the Fund generally targets a duration of between 4.5 and 7 years. The Fund may invest in bonds of any maturity or duration.

The Fund may invest in insured and uninsured municipal securities. The Fund's investments may include, but are not limited to, general obligation and revenue bonds, tax-exempt commercial paper, short-term municipal notes, tender option bonds (including inverse floaters), floating and variable rate demand obligations, and other municipal securities that pay income exempt from federal income tax. The Fund does not intend to invest substantially in securities whose interest is subject to the federal alternative minimum tax.

The Fund may, but is not required to, use exchange traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include interest rate and credit instruments such as options (including, options on futures and swap agreements), futures, swap agreements (including, interest rate, total return, and credit default swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; to establish net short positions for individual sectors, markets or securities; or to adjust the Fund's portfolio duration.

The Fund may invest in exchange-traded funds ("ETFs") to gain exposure to certain asset classes.

Management process

The Advisor adheres to a disciplined top-down and bottom-up investment process that seeks to leverage information advantage by using a proprietary credit research framework while focusing on three key decisions: duration, sector allocation and security selection. The investment process begins with an in-depth analysis of top-down inputs to determine the correct duration positioning of the portfolio. These inputs originate from the Advisor's proprietary research on the structure of the yield curve and its relationship to the US Treasury market. The Advisor's sector allocation analysis determines the attractiveness of various segments of the municipal market with a focus on two main themes—bond security (e.g., state vs. local general obligation bonds) and essential services (e.g., water and sewer systems or electric utilities). Security selection represents the final level of decision-making in the Advisor's investment process. The Advisor uses rigorous credit/structure analysis and relative pricing to select securities that the

Advisor believes demonstrate superior risk/return characteristics. The Advisor then seeks to select individual securities that will provide the portfolio the desired sector and duration exposures at the lowest cost.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Municipal securities risk: Municipal securities are subject to interest rate and credit risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the fund's net asset value and/or the distributions paid by the fund. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Municipalities continue to experience difficulties in the current economic and political environment.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Prepayment or call risk: The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When inter-

est rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Political risk: The Fund's investments may be significantly affected by political changes, including legislative proposals that may make municipal bonds less attractive in comparison to taxable bonds or other types of investments.

Tax liability risk: Tax liability risk is the risk of noncompliant conduct by a municipal bond issuer, resulting in distributions by the Fund being taxable to shareholders as ordinary income.

Related securities concentration risk: Because the Fund may invest more than 25% of its net assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector. To the extent the Fund's investment strategy leads to sizable allocations to the municipal securities of a particular state or territory, the Fund may be more sensitive to any single economic, business, political, tax, regulatory, or other event that occurs in that state or territory, including changes in the credit ratings assigned to municipal issuers of such state or territory. As a result, there may be more fluctuation in the price of the Fund's shares.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Variable rate demand obligations risk: Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

High yield bond risk: The risk that the issuer of municipal bonds with ratings of Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc. ("Fitch"), comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined to be of comparable quality by the Advisor, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated municipal bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) municipal bonds.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The Bloomberg Barclays Municipal Bond Index shows how the Fund's performance compares to an index that is designed to measure the fixed income market performance of the tax-exempt bond market. The Bloomberg Barclays Municipal Managed Money

Intermediate (1-17) Index compares the Fund's performance to an index that measures the performance of municipal securities issued by state and local municipalities whose interest is exempt from both federal income tax and the federal alternative minimum tax. Indices reflect no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)*

* 2015 is the Fund's first full year of operations.
Total return January 1 - September 30, 2020: 3.24%
Best quarter during calendar year shown—1Q 2019: 3.30%
Worst quarter during calendar year shown—1Q 2018: (1.37)%

Average annual total returns (figures reflect sales charges) (for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	Life of class
Class A (11/10/2014) Return before taxes	5.04%	2.50%	2.60%
Class P (11/10/2014) Return before taxes	7.70	3.21	3.30
Return after taxes on distributions	7.70	3.19	3.28
Return after taxes on distributions and sale of fund shares	5.43	2.90	2.97
Bloomberg Barclays Municipal Bond Index	7.54	3.53	3.62
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index	7.10	3.23	3.30

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Charles W. Grande, portfolio manager of the Fund since 2017.

•  Elbridge T. Gerry III, portfolio manager of the Fund since its inception.

•  Kevin McIntyre, portfolio manager of the Fund since 2015.

•  Ryan Nugent, portfolio manager of the Fund since 2019.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A or P shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The distributions you receive from the Fund primarily will be exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Sustainable Development Bank Bond Fund
Fund Summary

Investment objective

The Fund seeks current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.15%	0.15%
Distribution and/or service (12b-1) fees	0.10	None
Other expenses[2]	0.92	0.92
Total annual fund operating expenses	1.17	1.07
Less management fee waiver/expense reimbursements[3]	0.82	0.82
Total annual fund operating expenses after management fee waiver/expense reimbursements[3]	0.35	0.25

1  Shares of the Fund acquired through the exchange of shares of another Family Fund ("Family Funds" include PACE® Select funds, series of The UBS Funds and other funds for which UBS AM (US) serves as principal underwriter) may be subject to a deferred sales charge if you later sell the Fund shares acquired in the exchange, based on the terms of the shares of the Family Fund you originally held.

2  "Other expenses" for Class A are based on estimates for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 0.35% for Class A shares and 0.25% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A	$36	$290	$564	$1,347
Class P	26	259	510	1,232

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development. The Fund invests in multilateral development bank bonds but may also invest in regional or national development bank obligations. The Fund's investment in obligations issued by the International Bank for Reconstruction and Development and the Inter-American Development Bank may be significant, but the Fund normally will not invest more than 25% of its net assets in either issuer.

Under normal circumstances, the Fund will invest in securities that, at the time of purchase, possess a minimum rating of A3 by Moody's Investors Service, Inc. ("Moody's") or A- by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc. ("Fitch"), comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by the Advisor to be of comparable quality.

The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms. The Fund generally invests only in US dollar-denominated securities.

The Fund may, but is not required to, engage in derivatives transactions. Derivatives instruments such as futures may be used for risk management purposes to hedge against a specific security or for investment (non-hedging) purposes to earn income or adjust portfolio duration. The Fund does not seek to use derivatives extensively.

The Fund may invest in exchange-traded funds ("ETFs") to gain exposure to certain asset classes.

The Fund is a non-diversified fund, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company.

Management process

The Advisor seeks to invest in bonds issued by development banks. The Advisor constructs the portfolio consisting of multilateral and regional development banks. The Advisor focuses primarily on bonds issued by multilateral development banks which may include, but are not limited to, the International Bank for Reconstruction and Development and other member institutions of the World Bank Group, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, and the European Bank for Reconstruction and Development. Development banks are formed by their member states with the objective to provide financial and technical assistance to improve overall living standards through sustainable economic development and growth. While each development bank has a distinct focus, development banks generally use their capital for projects that seek to improve the state of the developing world, promote sustainable growth and raise living standards.

The Advisor selects investments for the Fund based on available supply and liquidity parameters (including, for example, such factors as evaluating amounts outstanding, available dealer inventory, and volumes traded in the secondary market) utilizing a stratified sampling approach (investing in a representative cross-section of the investment universe) to optimize tracking error and minimize transaction cost. The Fund will be managed relative to a composite index, which is a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. The Fund does not seek to directly replicate the index. The Fund's composite index is the Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index. (The Fund reserves the right in its discretion to change the index). The Fund's development bank bond investments may include issuers that are not part of the composite index. The Fund will seek to maintain a concentrated portfolio of development bank bonds emphasizing multilateral development banks. The portfolio management team will select the bonds in the market that meet their selection criteria with intention to provide similar risk/return characteristics as the broader development bank bond market.

The Fund may engage in active trading to adjust the portfolio in response to investor activity and to rebalance the portfolio as new development bank issuers come to the market and existing issuers enter the index or mature.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Risks of development bank bonds: The value of the Fund's investments in bonds issued by development banks may fall due to adverse financial market developments in the United States and abroad. Borrowers from development banks include foreign countries, which may include emerging market countries, and borrowers of specific development banks also include the private sector with or without government guarantee. Therefore, negative economic, social and political developments could affect the ability of a borrower to repay its loan to the development bank and thus affect its financial condition. In addition, investments in such development bank bonds may involve special risks because the Fund may have limited legal recourse in the event of default. Also, development bank bonds may sometimes be less liquid and more difficult to sell and to value than high-quality securities of US issuers. Bonds issued by a development bank are backed by the shareholders of the development bank. The development bank may be supported via various mechanisms, including preferred creditor status, equity injections by its shareholders and callable capital, even though the latter may have never been tested with respect to an issuer. Changes in the shareholder structure of a development bank or changes in the strength of the support by its shareholders could affect the credit rating and thus the value of the bonds issued by the development bank.

Concentration risk: The Fund concentrates in the bonds of development banks. The risk is that if the Fund has most of its investments in a single industry, its portfolio will be more susceptible to factors adversely affecting that industry than would a more diverse portfolio of securities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile, and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio turnover risk: High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market security. Derivatives relating to fixed income markets are espe-

cially susceptible to interest rate risk and credit risk. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. There is no performance information quoted for the Class A shares of the Fund as the Class A shares have not completed a full calendar year of operations as of the date of this prospectus. Returns for Class A shares will differ from the Class P shares to the extent that the Class A shares are subject to shareholder services fees and/or distribution fees.

The information provides some indication of the risks of investing in the Fund by showing the Fund's performance for the year 2019 and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance and a composite index. The Bloomberg Barclays U.S. Treasury Index shows how the Fund's performance compares to an index that is designed to measure US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. The Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index is a composite index, constructed from a blend of two market indexes designed to measure the performance of the US dollar-denominated multilateral development bank bond market. Indices reflect no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return  (Class P)*

* 2019 is the Fund's first full year of operations.
Total return January 1 - September 30, 2020: 7.07%
Best quarter during calendar year shown—2Q 2019: 2.88%
Worst quarter during calendar year shown—4Q 2019: (0.44)%

Average annual total returns (for the periods ended December 31, 2019)

	1 year	Life of class
Class P (10/24/18) Return before taxes	6.80%	7.59%
Return after taxes on distributions	5.62	6.40
Return after taxes on distributions and sale of fund shares	4.01	5.28
Bloomberg Barclays U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	6.86	9.92
Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index	6.74	9.59

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Matthias Dettwiler, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A and P shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both,

unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Total Return Bond Fund
Fund Summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" beginning on page 137 of this prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" beginning on page 104 of the Fund's statement of additional information ("SAI"). In addition to the fees and expenses described below, you may also be required to pay commissions or other fees to your broker for transactions in Class P shares. Shares of the Fund are available in classes other than Class P that have different fees and expenses.

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A beginning on page A-1 of this prospectus.

Shareholder fees (fees paid directly from your investment)

	Class A	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	3.75%	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class P
Management fees	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25	None
Other expenses	0.84	0.88
Acquired fund fees and expenses	0.01	0.01
Total annual fund operating expenses[2]	1.60	1.39
Less management fee waiver/expense reimbursements[3]	0.84	0.88
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	0.76	0.51

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 0.75% for Class A shares and 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class A	$450	$782	$1,137	$2,136
Class P	52	353	676	1,592

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 209% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets.

For purposes of the Fund's 80% policy above, the Fund's investments in bonds include a variety of fixed income securities, which may include, but are not limited to, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, corporate debt securities of US and non-US issuers, including convertible securities, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed (including commercial and residential mortgage-backed securities) and asset-backed securities, and other securitized and structured securities.

Under normal circumstances, the Fund will invest at least 75% of its net assets in securities that, at the time of purchase, are rated investment grade by an independent rating agency (or, if unrated, are deemed to be of comparable quality by the Advisor), but may invest up to 25% in securities rated below investment grade (also known as lower-rated or "junk bonds").

The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration.

The Fund invests in the United States and abroad, including emerging markets, and may purchase securities issued by domestic and foreign issuers. However, the Fund expects to limit foreign currency exposure to 25% of its net assets. Furthermore, no more than 25% of the Fund's net assets may be invested in emerging markets securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual sectors, markets, currencies or securities. The Fund may use options, futures, swap agreements, credit-linked securities and structured investments to adjust the Fund's portfolio duration.

The Fund may invest in exchange-traded funds ("ETFs") to gain exposure to certain asset classes.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Management process

The Advisor's investment strategy is based on identifying compelling and attractive opportunities where the

Advisor believes that the return profile sufficiently compensates for the risk of owning a position. The Advisor focuses on identifying relative value opportunities and discrepancies between observable market prices and the Advisor's own estimates of fundamental value across various maturities, sectors and issuers.

The investment process combines both a top-down and bottom-up dynamic approach to exploit diversified sources of alpha (that is, potential sources of return in excess of a base market rate). The Advisor makes active decisions related to top-down factors, including duration, yield curve, and sector positioning. After defining these parameters, portfolio managers and credit research analysts work in close collaboration to develop investment themes for industry overweights and underweights as well as to determine the portions of the credit curve that are most attractive. The team then works to select securities to build optimal portfolios using bottom-up research and analysis.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Mortgage- and asset-backed securities risk: The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

High yield bond risk: The risk that the issuer of bonds with ratings of Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc. ("Fitch"), comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined to be of comparable quality by the Advisor, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of

Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Portfolio turnover risk: High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds have generally similar investment objectives and strategies. Therefore, the information shown below for Class P shares reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization.

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The bar chart and average annual total returns table show the performance of the Predecessor Fund's performance adopted by the Class P shares of the Fund for periods prior to the Reorganization. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The performance information shown for periods prior to the Reorganization is for the Predecessor Fund and may not be representative of performance of the Fund. The index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at https://www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)

Total return January 1 - September 30, 2020: 5.03%
Best quarter during calendar years shown—3Q 2011: 6.98%
Worst quarter during calendar years shown—2Q 2013: (4.31)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years	Life of class
Class A (09/29/16) Return before taxes	6.19%	—%	—%	1.56%
Class P (12/19/72) Return before taxes	10.62	2.48	4.86	7.54
Return after taxes on distributions	9.34	1.19	2.94	3.97
Return after taxes on distributions and sale of fund shares	6.26	1.30	3.05	3.98
Bloomberg Barclays US Aggregate Bond Index	8.72	3.05	3.75	*

*  Average annual total returns for the Bloomberg Barclays US Aggregate Bond Index for the life of each class were as follows: Class A—2.68%; Class P—N/A.

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Scott E. Dolan, portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

•  Craig G. Ellinger, portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

•  Jeffrey Haleen, portfolio manager of the Fund since 2018.

•  Branimir Petranovic, portfolio manager of the Fund since 2018.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange ("NYSE") is open for business. You may purchase, redeem or exchange Class A or P shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment for Class A shares is $1,000, and the minimum subsequent investment is $100; and the minimum investment for Class P shares is $2 million ($1,000 for investors who are clients of wrap fee advisory programs (with a minimum subsequent investment of $100)).

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

More information about the funds—UBS All China Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize capital appreciation.

The Fund's investment objective is "non-fundamental." This means that it may be changed by the Fund's Board of Trustees without shareholder approval.

Principal investment strategies

The Advisor seeks to achieve the Fund's investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets (plus borrowings for investment purposes, if any) in a portfolio of equity securities of companies economically tied to China, and in other instruments that have economic characteristics similar to such securities. For this purpose, China includes the PRC and Hong Kong. A security will be considered to be economically tied to China if it: (i) is issued or guaranteed by a government of China or any of its agencies, political subdivisions or instrumentalities; (ii) has its primary trading market in China; (iii) is issued by an entity organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in China; (iv) is included in an index representative of China; or (v) is exposed to the economic fortunes and risks of China.

Equity securities may include common stocks; preferred stocks; equity securities of REITs; shares of other investment companies, including ETFs; depositary receipts; and derivative instruments related to equity securities, including equity participation notes, options and futures on individual securities and indexes. The Fund's investments may include investments in securities of companies listed on exchanges located in and outside of the PRC, including but not limited to the Hong Kong Stock Exchange, Taiwan Stock Exchange, Singapore Exchange, the New York Stock Exchange, and London Stock Exchange. The Fund's investments also include China A-shares. China A-shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in RMB on the Shenzhen and Shanghai Stock Exchanges through Stock Connect. Up to 20% of the Fund's net assets may be invested in equity and equity-related instruments that are not considered economically tied to China.

The Fund may invest in companies of any size. The Fund is a non-diversified fund, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company.

The Advisor believes that discrepancies between market price and fair value arise from market behavior and market structure, and these discrepancies provide opportunities to outperform the market. To take advantage of these opportunities, the Advisor seeks to identify upcoming industry leaders in key secular growth sectors early in the company's lifecycle and when the company's share price trades far below our estimate of the firm's fair value.

The Advisor adopts a benchmark agnostic approach (meaning that the Advisor selects companies without the benchmark by which the Fund measures performance (the MSCI China All Shares Index (net)) being determinative), and the Fund may have a wider deviation from the benchmark than other funds. This approach provides another opportunity to add value as the Advisor believes that some industries are not adequately represented in the stock indices for China. This is expected to enable the Advisor to identify non-benchmark companies with stronger long-term growth potential than might otherwise be the case.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including options on securities, indices, futures, for-

More information about the funds—UBS All China Equity Fund

wards, and swap agreements), futures, forward currency agreements, swap agreements (including interest rate, total return and currency) and equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. Further, the Fund may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with the settlement of securities. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); to obtain exposure to certain markets; or to establish net short positions for individual currencies (except for equity participation notes).

Under certain market conditions, the Fund may invest in companies at the time of their IPO.

Securities selection

The investment process for the All China strategy is driven by bottom-up proprietary research. As a starting point, the investment universe includes all investable quoted equities domiciled in China and/or generating the majority of their income in China. The investment team is expected to exclude companies exhibiting what we view as unsustainable business models, poor corporate governance practices, and negative industry dynamics. In order to form a qualitative assessment of a company, the Advisor scores companies based on a set of questions covering three areas:

1. Industry Structure and Company's Competitiveness

2. Trends & Profitability: Trends and Sustainability

3. Governance, disclosure, environmental and social practices

The Advisor further conducts extensive valuation analysis incorporating company/industry fundamentals, future operations, and cash generation. Peer comparisons and valuation bands are also studied based on historical and forward looking financials.

The Advisor seeks to construct a "best ideas," concentrated, high-conviction portfolio. The companies would be selected based on the attractiveness of their valuations, top down macro factors, and a conviction that the investment thesis is likely to be realized. Positions would be assigned weights based on the investment parameters for the strategy and the portfolio manager's conviction in the investment thesis. The Advisor aims to construct a portfolio diversified across many sectors with no single stock position being greater than 10% of the portfolio.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  China risk—There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

More information about the funds—UBS All China Equity Fund

  Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, natural disasters, public health threats or adverse investor perceptions, whether or not accurate.

  Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country's products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the Fund's performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

  Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund's investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Emerging market risk—The risk that investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of pay-

More information about the funds—UBS All China Equity Fund

ments and trade difficulties and extreme poverty and unemployment.

•  Stock Connect investing risk—Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

•  China A-shares risk—China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

  Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese WHT on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such

WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

  In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-shares and may be subject to special US federal income tax rules that could adversely affect the Fund. Also, the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares.

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

More information about the funds—UBS All China Equity Fund

Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  IPOs risk—The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve

More information about the funds—UBS All China Equity Fund

leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Investing in other funds risk—The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and their expenses.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's

More information about the funds—UBS All China Equity Fund

underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment.

Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Cash/Cash Equivalents Risk—To the extent the Fund holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, the Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns than the Fund's benchmark or other funds that remain fully invested.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Advisor has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

More information about the funds—UBS Dynamic Alpha Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

The Fund invests in securities and financial instruments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The Fund may invest in equity and fixed income securities of issuers located within and outside the United States or in open-end investment companies advised by the Advisor to gain exposure to certain global equity and global fixed income markets. The Fund does not pay advisory fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the United States) and emerging markets. The Fund's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including high yield (lower-rated or "junk bonds") securities and convertible debt securities.

Investments in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets and equity securities of REITs. Equity investments may include securities of companies of any capitalization size.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund may also take active positions on volatility to generate returns or to hedge the Fund's portfolio.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options (including, options on securities, indices, futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund may invest in derivatives to the extent permitted by the 1940 Act. In addition, the Fund may establish net short or net long positions for individual markets, currencies and securities. Certain derivatives may be used to adjust the Fund's portfolio duration.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds the FTSE One-Month US Treasury Bill Index plus 2%-4% (net of management fees) over rolling five year time horizons. This active management process is intended to produce superior performance relative to the benchmark (the difference of which is "alpha"). The Advisor does not represent or guarantee that the Fund will meet this total return goal.

Under certain market conditions, the Fund may invest in companies at the time of their IPO.

More information about the funds—UBS Dynamic Alpha Fund

To the extent permitted by the 1940 Act, the Fund may borrow money from banks to purchase investments for the Fund. The Fund will adhere to the SEC's asset coverage requirements for all such borrowings. The Fund may seek to implement its investment strategy through investments in ETFs.

Securities selection

The Fund is a multi-asset fund, and invests in each of the major asset classes: US fixed income, US equities, international fixed income (including emerging markets), and international equities (including emerging markets). Asset allocation decisions are tactical, based upon the Advisor's assessment of valuation and prevailing market conditions in the United States and abroad. In determining the asset allocation of the Fund, the Advisor may utilize fundamental valuation and market behavior indicators to construct the Fund's portfolio.

Top down selection

The Fund invests in the full spectrum of instruments and markets globally. The Advisor believes that it is able to improve the return outcome and risk management of the Fund by employing a well diversified strategy across a broad global opportunity set. Returns are generated from asset allocation across markets, currency and security selection. The Advisor aims to employ 15-25 of the Advisor's highest conviction trade ideas into the following diversified risk buckets:

•  Market Directional: Explicit view on equities, credit, and interest rates

•  Relative Value Market: Capitalizing on misvaluation between two markets

•  Relative Value Currency: Active decisions between two markets that are made independent from market decisions

Asset allocation decisions are primarily driven by UBS AM (Americas)'s assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the Advisor believes the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of UBS AM (Americas)'s proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities.

Next, the Advisor assesses additional market indicators and considers the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and linearly, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the Advisor incorporates an additional discipline in our idea generation process. The Advisor refers to this additional step in its idea generation process as market behavior analysis. Adding this step helps the Advisor to understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of nonvaluation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

Bottom up security selection

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's equity asset classes,

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the Advisor may utilize fundamental valuation, quantitative and growth-oriented strategies.

In selecting equity securities for the Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values it believes are greater than what is reflected in market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below its assessed fundamental value would be considered for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Within the equity portion of the Fund's portfolio, the Advisor also may utilize a growth-oriented strategy when investing in US and non-US securities. In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics, including earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive security price momentum. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The Advisor works closely with the Risk Management team, members of which attend ISIC Committee meetings, to determine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objectives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to better understand the risk and diversification of the overall strategy, and attempts to ensure that unintended factor exposures are identified, managed and monitored.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment

More information about the funds—UBS Dynamic Alpha Fund

company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom ("UK") voted to exit the European Union ("EU") (referred to as "Brexit"). On January 31, 2020, the UK officially withdrew from the EU and entered a transitional phase during which the UK and EU are to negotiate the terms of their future trading relationship. There is a significant degree of uncertainty about how negotiations will be conducted, as well as the potential outcome and consequences. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

•  Credit and high yield bond risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of Ba1 or lower by Moody's or BB+ or lower by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality, may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the

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decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates.

•  Mortgage- and asset-backed securities risk—The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Emerging market risk—There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more

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developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  IPOs risk—The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk—The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost

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of borrowing, then the net income of the Fund will be less than if borrowing were not used. Derivatives that the Fund may use may also create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivative instruments.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures or swaps contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Investing in other funds risk—The investment performance of the Fund is affected by the investment performance of the underlying funds in which the Fund invests. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

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•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  LIBOR replacement risk—Certain variable- and floating- rate debt securities that the Fund may invest in are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate ("LIBOR"). In 2017, the United Kingdom's Financial Conduct Authority ("FCA") warned that LIBOR may cease to be available or appropriate for use, and plans are underway to phase out the use of LIBOR by 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund's investments resulting from a substitute reference rate may also adversely affect the Fund's performance and/or net asset value. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. In addition, while it is the intent of the Advisor to take long positions in securities that are undervalued and are expected to subsequently outperform the market and short positions in securities that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

•  Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument,

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and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company's financial condition or overall market and economic conditions. Contingent convertible securities are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain "triggers." Some additional risks associated with contingent convertible securities include, but are not limited to, loss absorption risk, subordination risk, and fluctuations in market value based on unpredictable factors.

Other information

Regulation under the Commodity Exchange Act—The Advisor is registered as a CPO under the CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Advisor's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Advisor as the Fund's CPO, the Advisor's compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Advisor is also registered as a commodity trading advisor ("CTA") but, with respect to the Fund, relies on an exemption from CTA regulation available for a CTA that also serves as the Fund's CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this prospectus.

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Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, common stock; shares of collective trusts, investment companies, including ETFs; preferred stock; securities convertible into common stock, rights, warrants and options; sponsored or unsponsored depository receipts and depository shares, including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts; equity securities of REITs; securities sold in private placements; and new issues, including initial and secondary public offerings.

Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa and/or the Middle East.

The Fund may invest in stocks of companies of any size. The Fund will generally hold the stocks of between 20 to 40 issuers. The Fund may invest up to +/- 15% of its benchmark's weighting (the MSCI Emerging Markets Index) in any one country or sector.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options (including options on securities, indices, futures, forwards and swap agreements), futures, forward agreements, swap agreements (including interest rate, total return and currency), equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments (except for forward currency agreements), to obtain exposure to certain markets, or to establish net short positions for individual currencies (except for equity participation notes). Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. Further, the Fund may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with the settlement of securities.

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country. The Fund considers a country's market to be an "emerging market" if it is defined as an emerging or developing economy by any of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United

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Nations or its authorities. Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan, MSCI or FTSE emerging markets indices to be an emerging market country. The countries included in this definition will change over time.

The Fund may invest in securities issued by companies in any market capitalization range, including small capitalization companies.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging markets countries.

Securities selection

The Advisor employs a high alpha long opportunistic strategy, also known as the "UBS-HALO" strategy. The UBS-HALO strategy is a long-term investing approach focused on taking opportunities that seek to produce superior performance relative to the benchmark (the difference of which is "alpha"). The Advisor follows a price to intrinsic value approach. The price to intrinsic value investment philosophy means the Advisor pays great attention to investment fundamentals and expected cash flows when assessing investments. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

In selecting individual securities for investment, the Advisor considers, among others:

•  A company's potential cash generation

•  Earnings outlook

•  Expected sustainable return on investments

•  Expected sustainable growth rates

•  Stock prices versus a company's asset or franchise values

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive invest-

ments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund is classified by UBS AM (Americas) as an "ESG-integrated" fund. The Fund's investment process integrates material sustainability and/or environmental, social and governance ("ESG") considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The Fund's portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.

The Fund may lend its portfolio securities to generate additional income.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of

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foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Emerging market risk—The risk that investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  Focus risk—To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

•  China risk—There are special risks associated with investments in China, Hong Kong and Taiwan,

including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

  Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, natural disasters, public health threats or adverse investor perceptions, whether or not accurate.

  Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country's products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the Fund's performance. Events such as these and their conse-

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quences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

  Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund's investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Stock Connect investing risk—Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

•  China A-shares risk—China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

  Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese WHT on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

  In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective

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than direct investment in A-shares and may be subject to special US federal income tax rules that could adversely affect the Fund. Also, the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares.

•  IPOs/private placement risk—The purchase of shares issued in IPOs and investments in the stocks of privately held companies expose a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading.

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant nega-

More information about the funds—UBS Emerging Markets Equity Opportunity Fund tive impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures or swaps contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obli-

gations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Investing in other funds risk—The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and their expenses.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who

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provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including:

local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of a CPO under the CEA and the rules of the US CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

The Fund's investment objective is "non-fundamental." This means that it may be changed by the Fund's Board of Trustees without shareholder approval.

Principal investment strategies

To achieve its investment objective, the Fund invests in or seeks exposure to companies that provide solutions to significant global challenges—such as climate change, air pollution, clean water and water scarcity, treatment of disease, alleviation of poverty and food security—through the impact of their products and services. The Advisor selects companies based on various fundamental financial factors, material sustainability factors such as environmental, social and governance performance along with assessing the current and potential ability of such companies to have a measurable impact on society and the environment.

Under normal circumstances, the Fund invests a substantial portion of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of issuers located throughout the world; Global, European and American Depositary Receipts; equity securities of REITs; as well as investment companies, including exchange-traded funds. The Fund may invest in issuers from both developed markets (including the United States) and emerging markets. The Fund considers a country's market to be an "emerging market" if it is defined as an emerging or developing economy by any of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan, MSCI, or FTSE emerging markets indices to be an emerging market country. The countries included in this definition will change over time. The Fund's investments may include investments in China A-shares (shares of companies based in mainland

China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).

The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund may invest in stocks of companies of any size.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund may, but is not required to, use exchange traded or OTC derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include futures, forward currency agreements and equity participation notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); or to obtain exposure to certain markets (except for forward currency agreements). The Fund also may use futures contracts on equity securities and indices to gain market exposure on its uninvested cash.

Under certain market conditions, the Fund may invest in companies at the time of their IPO.

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Securities selection

The Advisor seeks to invest in companies that the Advisor believes are attractively valued, that integrate sustainability factors into the business model to build a competitive advantage, whose products and services can create meaningful, intentional, verifiable and measurable impact on society and the environment (e.g., products and services with a primary or intended focus on consequential impact); and which have a clearly identified potential for additional positive impact that the Advisor intends to drive through engagement with the companies. In selecting individual securities for investment, the Advisor considers, among other factors:

•  Its assessment of fundamental valuation (price/intrinsic value) to seek attractively valued companies with strong financial performance;

•  Quantitative and qualitative ESG factors;

•  Quantitative and qualitative assessment of a company's current and potential impact on society and the environment; and

•  Advisor's ability to drive positive change in a company's impact profile through engagement.

The Fund's ESG criteria are applied to each equity security.

The Advisor aims to identify the best investment ideas with additional impact potential across the market capitalization spectrum, sectors and geographies within the eligible investment universe ("the impact universe").

The impact universe is comprised of companies whose products and services can create measurable, verifiable impact within specific impact categories (such as climate change, air pollution, clean water and water scarcity, treatment of disease and food security and others) that are aligned with the United Nations Sustainable Development Goals. The Advisor's assessment of the ability of public companies to generate impact is based upon impact measurement methodologies the Advisor has developed in partnership with academics from the fields of earth sciences and public health science. The impact of portfolio holdings is measured in changes in human well-being and changes in environmental quality (e.g. reduction in air pollution, hospitalizations and biodiversity loss).

Engagement with portfolio companies is a key aspect of the Fund's strategy. Companies have the potential to create additional impact through improving or optimizing the use of their products and services throughout society as well as indirectly through changes to their operations and supply chain. The Advisor's Global Sustainable Equities team and the Sustainable Research staff will seek to increase impact at each portfolio company through engagement on both fronts through communication with company management and continuous monitoring of the company's ESG impact. The Advisor will establish specific impact goals, and measure and evaluate progress regularly in order to assess the impact of its engagement efforts. The purpose of engagement with companies is to:

•  Improve the Advisor's ability to independently measure impact;

•  Engage the company to help it inform its strategy with regard to societal goals;

•  Engage the company to help increase its product and service impact by identifying target markets, customers and business partners that create additional impact over time; and

•  Engage the company to identify business model risks and opportunities linked to the ESG component of operations, supply chains and other aspects of the company that can help increase positive impact over time.

The Advisor will employ both a positive and negative screening process with regard to securities selection for the Fund. The negative screening process will exclude securities of companies with more than 5% of sales in alcohol, tobacco, defense, nuclear, gambling and pornography from the Fund's portfolio. The Advisor may modify this list of negative screens at any time, without shareholder approval or notice. The positive screening process seeks to identify securities of companies that provide solutions to significant global challenges through the impact of their products and services, that are attractive based on their fundamental and valuation profile in addition to evaluating specific sustainability (ESG) factors as well as the ability of the Advisor to engage with the company's management on impact-related issues.

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The Advisor uses an ESG Material Issues Framework to identify 3 to 5 of the most financially relevant factors, per sector, that can impact the investment thesis across different industry sectors. The universe of sustainability issues includes environmental factors such as global greenhouse gas emissions and wastewater management; social factors such as customer privacy and product safety; and governance factors such as critical and systemic risk management.

The Advisor uses a proprietary risk tool to combine scores and data points from a number of reputable external research providers together with the UBS internal ESG model to flag companies with elevated sustainability risks. In addition, absolute ESG risks such as poor corporate governance and high ESG controversy levels are included in the Advisor's risk tool. Collectively, these inputs lead to an ESG Risk Signal which flags companies with high ESG risks. Once outliers are identified, the Advisor conducts more in-depth analysis to assess the material impact of the ESG risks.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of for-

eign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom ("UK") voted to exit the EU (referred to as "Brexit"). On January 31, 2020, the UK officially withdrew from the EU and entered a transitional phase during which the UK and EU are to negotiate the terms of their future trading relationship. There is a significant degree of uncertainty about how negotiations will be conducted, as well as the potential outcome and consequences. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

•  Sustainability factor risk and risk of impact investing—Because the Fund uses sustainability factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. As a result, the Fund's sustainability factors used in its investment process and the Advisor's impact investing approach will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics, and the Fund's sustainability factors may be linked to long-term rather than short-term returns. The sustainability factors and the Advisor's impact investing approach may cause the Fund's industry allocation to deviate from that of funds without these considerations.

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading vol-

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ume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Emerging market risk—The risk that investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  IPOs risk—The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

•  China risk—There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

  Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political

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events, natural disasters, public health threats or adverse investor perceptions, whether or not accurate.

  Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country's products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the Fund's performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

  Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund's investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

•  Stock Connect investing risk—Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the

Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

•  China A-shares risk—China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

  Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese WHT on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be

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excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Focus risk—To the extent the Fund's investment strategy leads to sizable allocations to a particular market,

sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of

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other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value

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of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Advisor has claimed an exclusion from the definition of a CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund will invest in securities and derivatives to gain exposure to equity, fixed income, and alternative asset class securities, including, but not limited to, convertible bonds and real estate securities, including REITs and real estate operating companies. The Fund may gain exposure to issuers located within and outside the United States, including securities of issuers in both developed (including the United States) and emerging markets countries.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. The Fund may invest in securities of any maturity of greater than one year. The Fund may invest in both investment grade and high yield (lower-rated or "junk bonds") securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes. The Fund does not pay advisory fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments. In addition, the Fund may invest in other open-end investment companies, ETFs and similarly structured pooled investments in order to provide exposure to certain asset classes.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of September 30, 2020, the Fund was invested in securities of issuers from 31 countries either directly or through its investments in other investment companies, and approximately 76% of its assets were invested in US markets. Under normal market conditions, the Fund invests significantly (at least 40-80% of its total assets—unless market conditions are not deemed favorable by the Advisor in which case the Fund would invest at least 30% of its total assets) in issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. The Fund may also take active positions on volatility to generate returns or to hedge the Fund's portfolio.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, credit default and inflation swaps), credit-linked securities, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, to obtain exposure to certain markets, or to establish net short positions for individual markets, currencies or securities.

Securities selection

The Fund is a multi-asset fund, and invests in each of the major asset classes: US fixed income, US equities, international fixed income (including emerging markets), international equities (including emerging markets), and alternative assets. Asset allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the United States and abroad. In determining the asset allocation of the Fund, the Advisor may utilize

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fundamental valuation and market behavior indicators to construct the Fund's portfolio.

Top down selection

Asset allocation decisions are primarily driven by UBS AM (Americas)'s assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the Advisor believes the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of UBS AM (Americas)'s proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities

Next, the Advisor assesses additional market indicators and considers the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and linearly, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the Advisor incorporates an additional discipline in our idea generation process. The Advisor refers to this additional step in its idea generation process as market behavior analysis. Adding this step helps the Advisor to understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of nonvaluation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

Bottom up security selection

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation, quantitative and growth-oriented strategies.

In selecting equity securities for the Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values it believes are greater than what is reflected in market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below its assessed fundamental value would be considered for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Within the equity portion of the Fund's portfolio, the Advisor also may utilize a growth-oriented strategy when investing in US and non-US securities. In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics, including earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples

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and positive security price momentum. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The Advisor works closely with the Risk Management team, members of which attend ISIC Committee meetings, to determine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objectives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to better understand the risk and diversification of the overall strategy, and attempts to ensure that unintended factor exposures are identified, managed and monitored.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Under certain market conditions, the Fund may invest in companies at the time of their IPO.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other

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economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries. The risk of investing in Europe may be heightened due to the referendum in which the United Kingdom ("UK") voted to exit the EU (referred to as "Brexit"). On January 31, 2020, the UK officially withdrew from the EU and entered a transitional phase during which the UK and EU are to negotiate the terms of their future trading relationship. There is a significant degree of uncertainty about how negotiations will be conducted, as well as the potential outcome and consequences. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates.

•  Portfolio turnover risk—High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

•  Credit and high yield bond risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of Ba1 or lower by Moody's or BB+ or lower by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality, may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Emerging market risk—There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further,

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emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Mortgage- and asset-backed securities risk—The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices

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rise more in response to buying demand and fall more in response to selling pressure.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  IPOs risk—The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain

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or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures or swaps contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Investing in other funds risk—The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Thus, the Fund's performance is affected by the allocation of its assets among the underlying funds and their ability to meet their investment objectives, in addition to any direct investments made by the Fund. The Advisor may not accurately assess the attractiveness or risk potential of particular underlying funds, asset classes or investment styles. In addition, through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and their expenses.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that

More information about the funds—UBS Global Allocation Fund

trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  LIBOR replacement risk—Certain variable- and floating- rate debt securities that the Fund may invest in are subject to rates that are tied to an interest rate, such as LIBOR. In 2017, the United Kingdom's FCA warned that LIBOR may cease to be available or appropriate for use, and plans are underway to phase out the use of LIBOR by 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund's investments resulting from a substitute reference rate may also adversely affect the Fund's performance and/or net asset value. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

•  Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company's financial condition or overall market and economic conditions. Contingent convertible securities are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain "triggers." Some additional risks associated with contingent convertible securities include, but are not limited to, loss absorption risk, subordination risk, and fluctuations in market value based on unpredictable factors.

Other information

Regulation under the Commodity Exchange Act—The Advisor is registered as a CPO under the CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Advisor's registration as a CPO.

More information about the funds—UBS Global Allocation Fund

Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Advisor as the Fund's CPO, the Advisor's compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Advisor is also registered as a CTA but, with respect to the Fund, relies on an exemption from CTA regulation available for a CTA that also serves as the Fund's CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this prospectus.

More information about the funds—UBS International
Sustainable Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities; common stock and preferred stock of issuers located throughout the world; equity securities of REITs; and ETFs. Under normal market conditions, the Fund invests primarily (at least 65% of its total assets) in issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Up to 35% of the Fund's assets may be invested in US equity securities. The Fund may invest in issuers from both developed and emerging markets. The Fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of September 30, 2020, the Fund was invested in securities of issuers from 34 countries. The Fund may invest in stocks of companies of any size.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the

1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options, futures, forward currency agreements, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments (except for forward currency agreements), or to obtain exposure to certain markets (except for forward currency agreements). The Fund also may use futures contracts on equity securities and indices to gain market exposure on its uninvested cash.

Under certain market conditions, the Fund may invest in companies at the time of their IPO.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities.

Securities selection

The Advisor's investment decisions are based upon price/value discrepancies as identified by the Advisor's fundamental valuation process.

In selecting securities for the portion of the Fund that is managed according to the Advisor's fundamental valuation process, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing

More information about the funds—UBS International
Sustainable Equity Fund

market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Advisor will employ both a positive and negative screening process with regard to securities selection for all equity stocks for the Fund. The negative screening process will exclude securities with more than 5% of sales in alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), gambling and pornography from the Fund's portfolio. The Advisor may modify this list of negative screens at any time, without shareholder approval or notice. We believe that this negative screen reduces the international universe by about 6% by market capitalization and we do not expect it to have a material impact on portfolio construction or strategy. The positive screening process will identify securities of companies that are attractive based on their fundamental and valuation profile in addition to evaluating specific sustainability factors.

These sustainability factors are material factors that help the Advisor evaluate and compare the environmental, social and governance performance of the investable universe. This information is combined with additional financial analysis and research to identify companies the Advisor believes will provide attractively valued and sustainable investment opportunities.

The Advisor uses an ESG Material Issues Framework to identify 3 to 5 of the most financially relevant factors, per sector, that can impact the investment thesis across different industry sectors. The universe of sustainability issues includes environmental factors such as global greenhouse gas emissions and wastewater management; social factors such as customer privacy and product safety; and governance factors such as critical and systemic risk management.

The Advisor uses a proprietary risk tool to combine scores and data points from a number of reputable external research providers together with the UBS internal ESG model to flag companies with elevated sustainability risks. In addition, absolute ESG risks such as poor corporate governance and high ESG controversy levels are included in the Advisor's risk tool. Collectively, these inputs lead to an ESG Risk Signal which flags companies with high ESG risks. Once outliers are identified, the Advisor conducts more in-depth analysis to assess the material impact of the ESG risks.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company and investments in index futures that are designed to provide exposure to a particular currency market. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes. The Fund does not pay advisory fees in connection with its investment in the investment companies advised by the Advisor, but may pay its proportional share of the operating expenses associated with such investments.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries. The risk of investing in Europe may be

More information about the funds—UBS International
Sustainable Equity Fund

heightened due to the referendum in which the United Kingdom ("UK") voted to exit the EU (referred to as "Brexit"). On January 31, 2020, the UK officially withdrew from the EU and entered a transitional phase during which the UK and EU are to negotiate the terms of their future trading relationship. There is a significant degree of uncertainty about how negotiations will be conducted, as well as the potential outcome and consequences. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

•  Emerging market risk—There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers.

Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  China risk—There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

  Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, natural disasters, public health threats or adverse investor perceptions, whether or not accurate.

  Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China's key

More information about the funds—UBS International
Sustainable Equity Fund

trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country's products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the Fund's performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

  Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund's investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

•  Stock Connect investing risk—Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of

China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

• China A-shares risk—China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

  Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese WHT on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

More information about the funds—UBS International
Sustainable Equity Fund

•  Sustainability factor risk—Because the Fund uses sustainability factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. As a result, the Fund's sustainability factors used in its investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics, and the Fund's sustainability factors may be linked to long-term rather than short-term returns. The sustainability factors may cause the Fund's industry allocation to deviate from that of funds without these considerations.

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  IPOs risk—The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and

More information about the funds—UBS International
Sustainable Equity Fund

risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or dis-

More information about the funds—UBS International
Sustainable Equity Fund

crepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of a CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

More information about the funds—UBS U.S. Small Cap
Growth Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide long-term capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies within the range of the largest and smallest company in the Russell 2000 Index at the time of purchase. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to no longer meet the small capitalization range, the Fund is not required to dispose of the security. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Investments in equity securities may include, but are not limited to, common stock and preferred stock, equity securities of REITs, and ETFs. The Fund may invest up to 20% of its net assets in foreign securities.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their IPOs.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.

Securities selection

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund is classified by UBS AM (Americas) as an "ESG-integrated" fund. The Fund's investment process integrates material sustainability and/or environmental, social and governance ("ESG") considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sus-

More information about the funds—UBS U.S. Small Cap
Growth Fund

tainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The Fund's portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Focus risk—To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

•  IPOs risk—The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition,

More information about the funds—UBS U.S. Small Cap
Growth Fund

political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could

More information about the funds—UBS U.S. Small Cap
Growth Fund

use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of a CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

More information about the funds—UBS U.S. Sustainable
Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

To achieve its investment objective, the Fund invests in, or seeks exposure to companies based on various financial factors and fundamental sustainability factors such as environmental, social and governance performance of such companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Investments in equity securities may include, but are not limited to, dividend-paying securities; common stock; preferred stock; equity securities of REITs, shares of investment companies, including ETFs; convertible securities; warrants and rights.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options, futures and foreign currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Under certain market conditions, the Fund may invest in companies at the time of their IPO.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies. If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

Securities selection

The Advisor's investment decisions are based upon price/value discrepancies as identified by the Advisor's fundamental valuation process. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Advisor will employ both a positive and negative screening process with regard to securities selection for all equity stocks for the Fund. The negative screening process will exclude securities with more than 5% of sales in alcohol, tobacco, defense, nuclear, GMO, gambling and pornography from the Fund's portfolio. The Advisor may modify this list of negative screens at any time, without shareholder approval or notice. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that we believe confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are extra-financial factors that evaluate the environmental, social and governance performance of companies that along with more traditional financial

More information about the funds—UBS U.S. Sustainable
Equity Fund

analytics identify companies that the Advisor believes will provide sustained, long-term value. The Advisor believes that the sustainability strategy provides the Fund with a high quality portfolio and mitigates risk.

The Advisor uses an ESG Material Issues Framework to identify 3 to 5 of the most financially relevant factors, per sector, that can impact the investment thesis across different industry sectors. The universe of sustainability issues includes environmental factors such as global greenhouse gas emissions and wastewater management; social factors such as customer privacy and product safety; and governance factors such as critical and systemic risk management.

The Advisor uses a proprietary risk tool to combine scores and data points from a number of reputable external research providers together with the UBS internal ESG model to flag companies with elevated sustainability risks. In addition, absolute ESG risks such as poor corporate governance and high ESG controversy levels are included in the Advisor's risk tool. Collectively, these inputs lead to an ESG Risk Signal which flags companies with high ESG risks. Once outliers are identified, the Advisor conducts more in-depth analysis to assess the material impact of the ESG risks.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Focused investment risk—The risk that investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund's primary benchmark or other mutual funds that are diversified across a greater number of securities.

•  Portfolio turnover risk—High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

•  Sustainability factor risk—Because the Fund uses sustainability factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. As a result, the Fund's sustainability factors used in its investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics, and the Fund's sustainability factors may be linked to long-term rather than short-term returns. The sustainability factors may cause the Fund's industry allocation to deviate from that of funds without these considerations.

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  IPOs risk—The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of

More information about the funds—UBS U.S. Sustainable
Equity Fund

share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. In addition, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

•  Focus risk—To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quar-

antines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default).

More information about the funds—UBS U.S. Sustainable
Equity Fund

With respect to futures, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including:

More information about the funds—UBS U.S. Sustainable
Equity Fund

local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company's financial condition or overall market and economic conditions.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of a CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

More information about the funds—UBS Municipal Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide total return consisting of capital appreciation and current income exempt from federal income tax.

Principal investment strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in municipal bonds and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax. The Fund primarily invests in securities that, at the time of purchase, are rated investment grade by an independent rating agency (or if unrated are deemed to be of comparable quality by the Advisor), but may invest up to 10% in securities rated below investment grade (also known as "junk bonds"). The Fund may also, to a lesser extent, invest in US Treasury securities and other securities of the US government, its agencies and government-sponsored enterprises. The Fund is a non-diversified fund, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company.

The Fund's weighted average portfolio duration will normally range between 3 and 10 years, but the Fund generally targets a duration of between 4.5 and 7 years. The Fund may invest in bonds of any maturity or duration. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%.

The Fund may invest in insured and uninsured municipal securities. The Fund's investments may include, but are not limited to, general obligation and revenue bonds, tax-exempt commercial paper, short-term municipal notes, tender option bonds (including inverse floaters), floating and variable rate demand obligations, and other municipal securities that pay income exempt from federal income tax. The Fund does not intend to invest substantially in securities whose interest is subject to the federal alternative minimum tax.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include interest rate and credit instruments such as options (including, options on futures and swap agreements), futures, swap agreements (including, interest rate, total return, and credit default swaps), credit-linked securities and structured investments. The Fund may use derivatives to earn income and enhance returns; to manage or adjust the risk profile of the Fund; to replace more traditional direct investments; to obtain exposure to certain markets; to establish net short positions for individual sectors, markets, or securities; or to adjust the Fund's portfolio duration.

The Fund may invest in ETFs to gain exposure to certain asset classes. An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

Securities selection

The Advisor adheres to a disciplined top-down and bottom-up investment process that seeks to leverage

More information about the funds—UBS Municipal Bond Fund

information advantage by using a proprietary credit research framework while focusing on three key decisions: duration, sector allocation and security selection. The investment process begins with an in-depth analysis of top-down inputs to determine the correct duration positioning of the portfolio. These inputs originate from the Advisor's proprietary research on the structure of the yield curve and its relationship to the US Treasury market. The Advisor's sector allocation analysis determines the attractiveness of various segments of the municipal market with a focus on two main themes—bond security (e.g., state vs. local general obligation bonds) and essential services (e.g., water and sewer systems or electric utilities). Security selection represents the final level of decision-making in the Advisor's investment process. The Advisor uses rigorous credit/structure analysis and relative pricing to select securities that the Advisor believes demonstrate superior risk/return characteristics. The Advisor then seeks to select individual securities that will provide the portfolio the desired sector and duration exposures at the lowest cost. The Advisor analyzes securities based on three factors:

•  The credit view (management, event risks, etc.)

•  Technicals (liquidity, supply, etc.)

•  Valuation (absolute and relative yield spreads)

The key to the Advisor's investment process is its judgments about the relative valuation of bond subsets that share similar characteristics such as liquidity, coupon, call provisions, indenture, credit risk and quality.

The Advisor uses rigorous credit/structure analysis and relative pricing to select securities it believes demonstrate superior risk/return characteristics.

When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or money market instruments that pay taxable interest. Because these investments provide relatively low income that is taxable, a defensive position may not be consistent with achieving the Fund's investment objective. However, the Fund also may invest in money market instruments that pay tax-exempt interest as part of its ordinary investment strategy.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Municipal securities risk—Municipal securities are subject to interest rate, credit, illiquidity and market and political risks. The ability of a municipal issuer to make payments and the value of municipal securities can be affected by uncertainties in the municipal securities market, including litigation, the strength of the local or national economy, the issuer's ability to raise revenues through tax or other means, and the bankruptcy of the issuer affecting the rights of municipal securities holders and budgetary constraints of local, state and federal governments upon which the issuer may be relying for funding. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default and bankruptcy as a result of economic stress. In addition, the municipal securities market can be significantly affected by political changes. Similarly, reductions in tax rates may make municipal securities less attractive in comparison to taxable bonds. Legislatures also may be unable or unwilling to appropriate funds needed to pay municipal securities obligations. These events can cause the value of the municipal securities held by a fund to fall and might adversely affect the tax-exempt status of a fund's investments or of the dividends that a fund pays. Lower-rated municipal securities are subject to greater credit and market risk than higher quality municipal securities. In addition, third-party credit quality or liquidity enhancements are frequently a characteristic of the structure of municipal securities. Problems encountered by such third-parties (such as issues negatively impacting a municipal bond insurer or bank issuing a liquidity enhancement facility) may negatively impact a municipal security even though the related municipal issuer is not experiencing problems. Municipal bonds secured by revenues from public housing authorities may be subject to additional uncertainties relating to the possibility that proceeds may exceed supply of available mortgages to be purchased by public housing authorities, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Further, unlike many other types of securities, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, resulting in a rel-

More information about the funds—UBS Municipal Bond Fund

ative lack of information about certain issuers of municipal securities.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher-quality securities more than lower-quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates.

•  Credit and high yield bond risk—The risk that a municipal bond issuer may default or otherwise be unable to honor a financial obligation, or may become less willing or less able to do so. Municipal bonds with ratings of Ba1 or lower by Moody's or BB+ or lower by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality, may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated municipal bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) municipal bonds.

  Some municipal bonds are "insured bonds," which means that a private insurer guarantees payment even if the issuer of the bond defaults. Insured bonds are subject to credit risks relating to both the issuer and the insurer, because if the market believes that either of them has become less able to make payments, the value of the municipal bond may decline. Market conditions affecting the ratings of municipal bond insurance companies have deteriorated over time, and may further deteriorate. A downgrade of municipal bond insurers rated above "A" would substantially limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities available for investment by the Fund. Bond insurance does not protect against interest rate or other non-credit risks.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  Political risk—The Fund's investments may be significantly affected by political changes, including legislative proposals that may make municipal bonds less attractive in comparison to taxable bonds or other types of investments.

•  Tax liability risk—Tax liability risk is the risk of noncompliant conduct by a municipal bond issuer, resulting in distributions by the Fund being taxable to shareholders as ordinary income.

•  Related securities concentration risk—Because the Fund may invest more than 25% of its net assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector. To the extent the Fund's investment strategy leads to sizable allocations to the municipal securities of a particular state or territory, the Fund may be more sensitive to any single economic, business, political, tax, regulatory, or other event that occurs in that state or territory, including changes in the credit ratings assigned to municipal issuers of such state or territory. As a result, there may be more fluctuation in the price of the Fund's shares.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or

More information about the funds—UBS Municipal Bond Fund

structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Variable rate demand obligations risk—Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. The absence of an active secondary market for certain variable and floating rate obligations could make it difficult to dispose of these instruments, which could result in a loss.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value. In addition, a fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant

More information about the funds—UBS Municipal Bond Fund

negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures or swaps contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it

More information about the funds—UBS Municipal Bond Fund

does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  LIBOR replacement risk—Certain variable- and floating- rate debt securities that the Fund may invest in are subject to rates that are tied to an interest rate, such as LIBOR. In 2017, the United Kingdom's FCA warned that LIBOR may cease to be available or appropriate for use, and plans are underway to phase out the use of LIBOR by 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund's investments resulting from a substitute reference rate may also adversely affect the Fund's performance and/or net asset value. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Advisor has claimed an exclusion from the definition of a CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

More information about the funds—UBS Sustainable Development Bank Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks current income.

The Fund's investment objective is "non-fundamental." This means that it may be changed by the Fund's Board of Trustees without shareholder approval.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development. The Fund invests in multilateral development bank bonds but may also invest in regional or national development bank obligations. The Fund's investment in obligations issued by the International Bank for Reconstruction and Development and the Inter-American Development Bank may be significant, but the Fund normally will not invest more than 25% of its net assets in either issuer.

Under normal circumstances, the Fund will invest in securities that, at the time of purchase, possess a minimum rating of A3 by Moody's or A- by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by the Advisor to be of comparable quality.

The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms. The Fund generally invests only in US dollar-denominated securities.

The Fund may, but is not required to, engage in derivatives transactions. Derivatives instruments such as futures may be used for risk management purposes to hedge against a specific security or for investment (non-hedging) purposes to earn income or adjust portfolio duration. The Fund does not seek to use derivatives extensively.

The Fund may invest in ETFs to gain exposure to certain asset classes. An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund is a non-diversified fund, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bonds issued by development banks.

Securities selection

The Advisor seeks to invest in bonds issued by development banks. The Advisor constructs the portfolio consisting of multilateral and regional development banks. The Advisor focuses primarily on bonds issued by multilateral development banks which may include, but are not limited to, the International Bank for Reconstruction and Development and other member institutions of the World Bank Group, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, and the European Bank for Reconstruction and Development. Development banks are formed by their member states with the objective to provide financial and technical assistance to improve overall living standards through sustainable economic development and growth. While each development bank has a distinct focus, development banks generally use their capital for projects that seek to improve the state of the developing world, promote sustainable growth and raise living standards.

The Advisor selects investments for the Fund based on available supply and liquidity parameters (including, for example, such factors as evaluating amounts outstanding, available dealer inventory, and volumes traded in the secondary market) utilizing a stratified sampling approach (investing in a representative cross-section of the investment universe) to optimize tracking error and

More information about the funds—UBS Sustainable Development Bank Bond Fund minimize transaction cost. The Fund will be managed relative to a composite index, which is a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. The Fund does not seek to directly replicate the index. The Fund's composite index is the Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index. (The Fund reserves the right in its discretion to change the index). The Fund's development bank bond investments may include issuers that are not part of the composite index. The Fund will seek to maintain a concentrated portfolio of development bank bonds emphasizing multilateral development banks. The portfolio management team will select the bonds in the market that meet their selection criteria with intention to provide similar risk/return characteristics as the broader development bank bond market.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund may engage in active trading to adjust the portfolio in response to investor activity and to rebalance the portfolio as new development bank issuers come to the market and existing issuers enter the index or mature.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Risks of development bank bonds—The value of the Fund's investments in bonds issued by development banks may fall due to adverse financial market developments in the United States and abroad. Borrowers from development banks include foreign countries, which may include emerging market countries, and borrowers of specific development banks also include the private sector with or without government guarantee. Therefore, negative economic, social and politi-

cal developments could affect the ability of a borrower to repay its loan to the development bank and thus affect its financial condition. In addition, investments in such development bank bonds may involve special risks because the Fund may have limited legal recourse in the event of default. Also, development bank bonds may sometimes be less liquid and more difficult to sell and to value than high-quality securities of US issuers. Bonds issued by a development bank are backed by the shareholders of the development bank. The development bank may be supported via various mechanisms including, preferred creditor status, equity injections by its shareholders and callable capital, even though the latter may have never been tested with respect to an issuer. Changes in the shareholder structure of a development bank or changes in the strength of the support by its shareholders could affect the credit rating and thus the value of the bonds issued by the development bank.

•  Concentration risk—The Fund concentrates in the bonds of development banks. The risk that if the Fund has most of its investments in a single industry, its portfolio will be more susceptible to factors adversely affecting that industry than would a more diverse portfolio of securities.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates.

More information about the funds—UBS Sustainable Development Bank Bond Fund

•  Credit risk—The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Portfolio turnover risk—High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

More information about the funds—UBS Sustainable Development Bank Bond Fund

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing

More information about the funds—UBS Sustainable Development Bank Bond Fund exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

More information about the funds—UBS Total Return Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets.

For purposes of the Fund's 80% policy above, the Fund's investments in bonds include a variety of fixed income securities, which may include, but are not limited to, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, corporate debt securities of US and non-US issuers, including convertible securities, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed (including commercial and residential mortgage-backed securities) and asset-backed securities, and other securitized and structured securities.

Under normal circumstances, the Fund will invest at least 75% of its net assets in securities that, at the time of purchase, are rated investment grade by an independent rating agency, but may invest up to 25% in securities rated below investment grade (also known as lower-rated or "junk bonds"). Investment grade fixed income securities possess a minimum rating of Baa3 by Moody's or BBB- by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by the Advisor to be of comparable quality.

The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration.

The Fund invests in the United States and abroad, including emerging markets, and may purchase securities issued by domestic and foreign issuers. However, the Fund expects to limit foreign currency exposure to 25% of its net assets. Furthermore, no more than 25% of the Fund's net assets may be invested in emerging markets securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options (including, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities and structured investments. The Fund may use derivatives to hedge against a specific security or currency; to manage or adjust the risk profile of the Fund; to earn income and enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual sectors, markets, currencies or securities. The Fund may use options, futures, swap agreements, credit-linked securities and structured investments to adjust the Fund's portfolio duration.

The Fund may invest in ETFs to gain exposure to certain asset classes. An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

More information about the funds—UBS Total Return Bond Fund

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets.

Securities selection

The Advisor's investment strategy is based on identifying compelling and attractive opportunities where the Advisor believes that the return profile sufficiently compensates for the risk of owning a position. The Advisor focuses on identifying relative value opportunities and discrepancies between observable market prices and the Advisor's own estimates of fundamental value across various maturities, sectors and issuers.

The investment process combines both a top-down and bottom-up dynamic approach to exploit diversified sources of alpha (that is, potential sources of return in excess of a base market rate). The Advisor makes active decisions related to top-down factors, including duration, yield curve, and sector positioning. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased exposure to changes in interest rates. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. After defining these parameters, portfolio managers and credit research analysts work in close collaboration to develop investment themes for industry overweights and underweights as well as to determine the portions of the credit curve that are most attractive. The team then works to select securities to build optimal portfolios using bottom-up research and analysis.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment com-

pany. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transactions and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may lend its portfolio securities to generate additional income. The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain markets. The Fund does not pay advisory fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates.

More information about the funds—UBS Total Return Bond Fund

•  Credit and high yield bond risk—The risk that a bond issuer may default or otherwise be unable to honor a financial obligation, or may become less willing or less able to do so. Bonds with ratings of Ba1 or lower by Moody's or BB+ or lower by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality, may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Mortgage- and asset-backed securities risk—The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of

More information about the funds—UBS Total Return Bond Fund

foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Emerging market risk—There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  Portfolio turnover risk—High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

More information about the funds—UBS Total Return Bond Fund

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures or swaps contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In

More information about the funds—UBS Total Return Bond Fund

addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  LIBOR replacement risk—Certain variable- and floating- rate debt securities that the Fund may invest in are subject to rates that are tied to an interest rate, such as LIBOR. In 2017, the United Kingdom's FCA warned that LIBOR may cease to be available or appropriate for use, and plans are underway to phase out the use of LIBOR by 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund's investments resulting from a substitute reference rate may also adversely affect the Fund's performance and/or net asset value. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

•  Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company's financial condition or overall market and economic conditions.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Advisor has claimed an exclusion from the definition of a CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Managing your fund account

Flexible pricing

Each Fund offers Class A and Class P shares. The UBS All China Equity Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund and UBS Sustainable Development Bank Bond Fund also offer Class P2 shares, which are offered in a separate prospectus. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in a fund and how long you plan to hold your fund shares, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. Class P and Class P2 shares are available only to certain types of investors. Only Class A and Class P shares are offered in this prospectus.

Each Fund has adopted a Rule 12b-1 plan for its Class A shares that allows it to pay service fees for services provided to shareholders.

You may qualify for a waiver of certain sales charges on Class A shares. See "Sales charge waivers for Class A shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" below.

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold fund shares.

The Funds' sales charge waivers and discounts disclosed below in this prospectus are available for qualifying purchases made directly from the Funds' distributor, UBS

Asset Management (US) Inc. ("UBS AM (US)") and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this prospectus.

The sales charge waivers and discounts available through certain financial intermediaries are set forth in Appendix A to this prospectus, which may differ from those available for purchases made directly from the distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary's related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.

Class A shares

Class A shares of each Fund, except UBS Sustainable Development Bank Bond Fund, have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Shareholders of the UBS Sustainable Development Bank Bond Fund pay no front-end or deferred sales charges on Class A shares, except that under very limited circumstances, a deferred sales charge may apply in connection with shares acquired via an exchange from another fund. Each Fund's Class A shares, except UBS Sustainable Development Bank Bond Fund, pay an annual service (12b-1) fee of 0.25% of average net assets on an ongoing basis, and Class A shares of the UBS Sustainable Development Bank Bond Fund pay an annual service (12b-1) fee of 0.10% of average net assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares pay no distribution fees.

The Class A sales charges for the applicable Funds are described in the following table:

Class A sales charges. UBS All China Equity Fund, UBS Dynamic Alpha Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Sustainable Equity Fund:

	Sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

Class A sales charges. UBS Municipal Bond Fund:

	Sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 and over[1]	None	None	May pay up to 0.75[2]

Class A sales charges. UBS Total Return Bond Fund:

	Sales charge as a percentage of:		Reallowance to selected
Amount of investment	Offering price	Net amount invested	dealers as percentage of offering price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 to $249,999	3.25	3.36	2.75
$250,000 to $499,999	2.25	2.30	2.00
$500,000 to $999,999	1.75	1.78	1.50
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% (0.75% for UBS Municipal Bond Fund) of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% (0.75% for UBS Municipal Bond Fund) charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million ($500,000 for UBS Municipal Bond Fund) or more, UBS Asset Management (US) Inc. ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% (0.75% for UBS Municipal Bond Fund) on the first $3 million and 0.75% (0.50% for UBS Municipal Bond Fund) on the next $2 million.

If you intend to purchase more than $2 million of Class A shares, subject to availability at your intermediary, you should instead purchase Class P shares, which have lower on-going expenses.

Sales charge waivers for Class A shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS AM (US) or any of its affiliates serve as distributor if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 365 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

2.  Employees of UBS Group AG ("UBS") and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as distributor.

3.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

4.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

6.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.  Insurance company separate accounts.

8.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

9.  Reinvestment of capital gains distributions and dividends.

10.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

11.  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

12.  Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such contract provides for the waiver of the front-end sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

13.  Clients of a financial intermediary that convert their shares from Class P shares to Class A shares in connection with the termination of their participation in the financial intermediary's fee-based advisory program.

Class A deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares of any UBS Fund;

•  Exchanges between Family Funds ("Family Funds") include the PACE Select funds, the UBS Funds, and other funds for which UBS AM (US) serves as distributor, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

•  are limited annually to no more than 12% of the original account value;

•  are made in equal monthly amounts, not to exceed 1% per month; and

•  the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans;

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution; and

• Customers of financial intermediaries that have a contractual arrangement with the distributor or investment advisor where such contract provides for the waiver of the deferred sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A to this prospectus.

A contingent deferred sales charge applicable to Class A shares exchanged for Class P shares for traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans,

Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the contingent deferred sales charge that would have otherwise applied to UBS AM (US). Please ask your financial advisor if you are eligible for exchanging your Class A shares for Class P shares pursuant to these exchange features, which are described under "Managing your fund account—Class P shares" below.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Sales charge reductions for Class A shares

Right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class Y and/or Class P shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class Y and/or Class P shares, as well as those Class A, Class Y and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class Y and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class Y and/or Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker-dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds.1 Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A and/or Class P shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker-dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI and Appendix A to this prospectus. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. If you think you qualify for any of the sales charge waivers described above, you may need to notify and/or provide documentation to UBS AM (US). You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS AM (US) includes:

•  Information or records regarding shares of the Funds or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Funds or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Funds' Automatic Cash Withdrawal Plan, see the SAI or contact your Financial Advisor. Also, information regarding the Funds' distribution arrangements and applicable sales charge reductions and waivers is available on the Fund's Web Site free of charge, at http://www.ubs.com/us/en/asset_management/ individual_investors/mutual_fund.html.

For more information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this prospectus.

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal distributor of the Funds, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class P shares.

The following are eligible to purchase Class P shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares (now designated Class P shares);

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of an advisory program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $2 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

•  Employees of UBS AM (Americas) and UBS AM (US), as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000;

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as distributor, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent; and

•  Investors who are clients of a wrap fee advisory program, including those programs sponsored by UBS AM (Americas) or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US).

•  A prior investor in a series of the UBS Relationship Funds that was an investor of such series on the date that the UBS Relationship Funds' series liquidated, as long as such investor establishes an account in the investor's name directly at the Fund's transfer agent within thirty days of such liquidation and purchases a minimum initial amount of $100,000.

•  Merrill Lynch brokerage account holders who hold Class A shares of the funds and Merrill Lynch customers transferring external accounts to Merrill Lynch who hold Class A of the funds may exchange those Class A shares for Class P shares of the same fund to be held in a Merrill Advisory Program. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

•  Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the Fund's distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker. UBS AM (US) may reduce or waive, by agreement or otherwise, any minimum investment amount applicable to investors transacting in Class P shares on these platforms.

Class P shares do not pay ongoing 12b-1 distribution or service fees.

Shareholders of Fort Dearborn Income Securities, Inc. received Class P shares in connection with the reorganization with the UBS Total Return Bond Fund. In order to purchase additional shares of Class P of UBS Total Return Bond Fund, former Fort Dearborn Income Securities, Inc. shareholders must meet the eligibility requirements listed above.

Buying shares

You can buy Class A or Class P shares through your investment professional at a broker-dealer or other financial institution with which UBS AM (US) has a sales agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a sales agreement with UBS AM (US));

•  Buying shares through the transfer agent as described later in this prospectus (subject to eligibility requirements); or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

A note about financial intermediary fee based advisory programs—intermediary directed share class conversions

Class A shares of a Fund held through a financial intermediary may be converted into Class P shares of the same Fund at net asset value per share (the "Conversion"). Class A shares may only be converted into Class P shares if the Conversion is made to facilitate the shareholder's participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the Fund's transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in the Class P shares. Financial intermediaries may only convert a shareholder's Class A shares into Class P shares if the Class A shares are no longer subject to a CDSC or the financial intermediary has agreed to reimburse UBS AM (US) a portion of the CDSC otherwise payable on those shares. The timing and implementation of the Conversion are at the discretion of the shareholder's financial intermediary. Please contact your financial intermediary for more information about a Conversion of shares within your account.

Shareholders that no longer participate in a fee based advisory program may not buy any additional Class P shares (except through dividend reinvestments) unless such shareholder otherwise meets eligibility requirements of the share class. Additionally, shareholders no longer participating in a fee based advisory program may be required by the shareholder's financial intermediary to convert the existing Class P shares to Class A shares of the Fund.

Shareholders converting from Class A shares into Class P shares of the Fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares of the same fund.

Please contact your investment professional for further information.

Additional compensation to affiliated dealer

UBS AM (US) may pay its affiliate, UBS Financial Services Inc., additional compensation in connection with the sale of Fund shares in consideration of distribution, mar-

keting support and other services at an annual rate of 0.05% (5 basis points) of the value of the net assets invested in each Fund to be paid on a quarterly basis (although UBS Financial Services Inc. may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

UBS Financial Services Inc. charges a minimum of $75,000 per calendar year for distribution, marketing support and other services.

The foregoing payments are made by UBS AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to other financial institution(s)

UBS AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to a Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a Fund, any record keeping or sub-transfer agency fees payable by a Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to a Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your finan-

cial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A shares (except retirement accounts):

To open an account: $1,000
To add to an account: $100

Class A shares (retirement accounts):

To open an account: $250
To add to an account: $25

Class P shares (except investors who are clients of a wrap fee program):

To open an account: $2,000,000
To add to an account: $0

Class P shares (investors who are clients of a wrap fee program):

To open an account: $1,000
To add to an account: $100

UBS AM (US) may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when the Funds' shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the share-

holder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. If UBS AM (Americas) detects an unusual pattern of trading activity, UBS AM (Americas) will notify the Financial Intermediary of the omnibus account and will generally request that the Financial Intermediary provide underlying account detail. If UBS AM (Americas) identifies market timing activity, it generally will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary is unable to identify and block the customer or participant, UBS AM (Americas) generally will require the Financial Intermediary to block the particular plan from further purchases of Fund shares or instruct the Funds' transfer agent to block all purchases and exchange purchase orders from the Financial Intermediary. UBS AM (Americas) may periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The determina-

tion to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS AM (Americas). The Chief Compliance Officer of UBS AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee programs/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions are generally exempt from the market timing prevention procedures. These exempt transactions include redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, purchases and redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' distributor and transfer agent, purchases and redemptions on behalf of clients of a fee based advisory program or certain other advisory programs in which UBS AM (Americas) exercises investment discretion, purchases and redemptions on behalf of institutional clients with which UBS AM (Americas) has signed an investment management agreement and exercises investment discretion on behalf of such client, purchases and redemptions below a specified monetary threshold by institutional clients with which UBS AM (Americas) has signed a separate investment management agreement, and purchases and redemptions by other registered investment companies managed by the Advisor.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which Class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A then Class P.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

Each Fund typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however a Fund may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by a Fund, the Fund typically expects to pay proceeds by wire, ACH, or mailing a check to redeeming shareholders within one business day following receipt of the shareholder redemption order; however, a Fund may take up to 7 days to pay sale proceeds.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

Typically, redemptions of Fund shares will be made in cash. Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a Fund also may draw on a bank line of credit to meet redemption requests. In addition, under stressed market conditions or a particularly large redemption, a Fund may distribute redemption proceeds in-kind (instead of cash) to meet redemption requests, as described below.

Although not routinely used by the Funds, each Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations or in particularly stressed market conditions. In these cases, you might incur brokerage or other costs converting the securities to cash. The securities included in a redemption in kind may include illiquid investments that may not be immediately saleable.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the Fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares. You may recognize a gain or loss on the redemption of your Fund shares, and you may incur a tax liability.

Exchanging shares

You may exchange Class A or Class P shares of a Fund for shares of the same class of most other Family Funds.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

Investors exchanging Class P shares on certain brokerage platforms may be subject to commissions or other fees.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the Funds; use electronic funds transfer or wire to buy or sell shares of the Funds; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The Funds may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Funds' distributor. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Funds' transfer agent. If you transfer your shares to the Funds' transfer agent, the Funds' distributor may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of a Fund in lieu of transfer, you will pay a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after a Fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your financial advisor is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or its delegate) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in investment companies without publicly published prices are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee of the Advisor the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

Each Fund expects to price most of its portfolio investments based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM (Americas), the investment advisor of the Funds.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

A Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus or offering document.

Management

Investment advisor

UBS Asset Management (Americas) Inc. ("UBS AM (Americas)" or the "Advisor") is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, NY 10019. UBS AM (Americas) is an investment advisor registered with the SEC. UBS AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of December 31, 2020, the Advisor had approximately $259.6 billion in assets under management. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $1.1 trillion in assets under management as of December 31, 2020. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS All China Equity Fund

Bin Shi is the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio.

Bin Shi is a member of the Global Emerging Market and Asia Pacific Equities teams, located in Hong Kong. He is the Country Analyst and Portfolio Manager for China with a focus on Chinese stocks listed on both the overseas and domestic Chinese stock exchanges. Mr. Shi has been at UBS Asset Management since 2006. Prior to joining UBS Asset Management, Mr. Shi spent three years as Head of International Business, portfolio manager and analyst with Boshi Fund Management Co., one of the largest domestic mutual fund companies in China. Prior to that, he worked in the United States for eight years as a portfolio manager and analyst for several US mutual fund firms. Mr. Shi has been the portfolio manager of the Fund since inception.

UBS Dynamic Alpha Fund

Alan Zlatar and Alain Bützberger are the lead portfolio managers for the UBS Dynamic Alpha Fund. As portfolio managers, Messrs. Zlatar and Bützberger have responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective. The team members have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests, which aids in research and idea generation. Messrs. Zlatar and Bützberger also have access to certain members of the fixed-income and equities invest-

ment management teams, each of whom may be at certain times (at the discretion of the lead portfolio managers) allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. Information about Messrs. Zlatar and Bützberger is provided below.

Alan Zlatar is a Senior Portfolio Manager on the Investment Solutions team. Alan is also a voting member of the Investment Solutions Investment Committee and contributes to UBS Asset Management's investment debate, as well as to the evolution and improvement of UBS Asset Management's investment process, working in partnership with the research, implementation and analytics teams. Mr. Zlatar joined UBS Asset Management in February 2018 from Vontobel Asset Management where he was most recently Head of Macro & Strategy and Deputy Head of Group Investment Strategy, Multi Asset Class Investments. Prior to this, he was Head of Portfolio Management in Zurich for Deutsche Bank Wealth Management and member of the Global Investment Committee, responsible for managing multi-currency Balanced Portfolios, Equities, Bonds and Swiss Indirect Real Estate. Mr. Zlatar has been a portfolio manager of the Fund since 2018.

Alain Bützberger is a Portfolio Manager on the Investment Solutions team and an Associate Director at UBS Asset Management. Alain is co-portfolio manager for multi-asset investment funds and international mandates, where he is responsible for the performance of such funds and mandates and contributes to the tactical allocation process. Additionally, Mr. Bützberger is a member of the currency research group and the manager selection research group. Mr. Bützberger joined UBS Asset Management in 2014, prior to which he was at UBS Group AG since 2006 and worked in Wealth Management, Retail Banking and Management Support. Mr. Bützberger has been a portfolio manager of the Fund since January 2020.

UBS Emerging Markets Equity Opportunity Fund

Urs Antonioli, Manish Modi, Gabriel Csendes, Geoffrey Wong, and Shou-Pin Choo are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Decisions with respect to the management of the Fund's portfolio are made on the recommendation of individual members of the Emerging Markets Equity Committee, and are approved by the Committee of which Messrs. Antonioli, Modi, Csendes, Wong and Choo are the members. The Emerging Markets Equity Committee provides direct involvement and accountability for the specific researcher involved in decisions, tempered by the seasoned judgment of senior equity management. The Committee members meet formally on a bi-weekly basis to discuss and review research and client portfolios and review the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective and strategies. Information about Messrs. Antonioli, Modi, Csendes, Wong and Choo is provided below.

Urs Antonioli is Head of Emerging Europe, and Middle East and Latin America Equities and a Managing Director at UBS Asset Management. Mr. Antonioli has been an investment professional with UBS Group AG since 1994. Mr. Antonioli has been a portfolio manager of the Fund since its inception.

Manish Modi is a portfolio manager within the Global Emerging Markets and Asia Pacific Equities team and a Managing Director at UBS Asset Management. Mr. Modi has been an investment professional with UBS Asset Management since 2004. Mr. Modi has been a portfolio manager of the Fund since its inception.

Gabriel Csendes is a portfolio manager within the Global Emerging Markets and Asia Pacific Equities team and a Managing Director at UBS Asset Management Mr. Csendes has been an investment professional with UBS Asset Management since 1999. Mr. Csendes has been a portfolio manager of the Fund since its inception.

Geoffrey Wong is Head of Global Emerging Markets and Asia Pacific Equities and a Managing Director at UBS Asset Management. Mr. Wong has been an investment professional with UBS Asset Management since 1997. Mr. Wong has been a portfolio manager of the Fund since its inception.

Shou-Pin Choo is a portfolio manager and technology sector analyst within the Global Emerging Markets and Asia Pacific Equities team and a Managing Director at UBS Asset Management. Mr. Choo has been an investment professional with UBS Asset Management since 2000. Mr. Choo has been a portfolio manager of the Fund since its inception.

UBS Engage For Impact Fund

Bruno Bertocci and Joseph Elegante are the portfolio managers for the UBS Engage For Impact Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are selected for the Fund's portfolio. The portfolio managers work closely with the analysts to decide how to structure the UBS Engage For Impact Fund. Information about Messrs. Bertocci and Elegante is provided below.

Bruno Bertocci is Team Head of the Global Sustainable Equity team and a Managing Director at UBS Asset Management. Mr. Bertocci has over 33 years of industry experience and has been with UBS Asset Management for 15 years. Mr. Bertocci has been responsible for constructing and managing our global equity portfolios worldwide. Mr. Bertocci has been a portfolio manager of the Fund since inception.

Joseph Elegante, CFA, is lead portfolio manager for US equities, co-portfolio manager for Global Equities and senior portfolio manager on a range of Global Sustainable equity strategies within the Global Intrinsic Value team, and a Managing Director at UBS Asset Management. Mr. Elegante has over 25 years of portfolio management experience, including managing both institutional and private client portfolios. Prior to joining UBS Asset Management, Mr. Elegante was a portfolio manager at RMB Capital Management from 2012 to 2015 and a senior portfolio manager at AllianceBernstein from 2000 to 2012. Mr. Elegante has been a portfolio manager of the Fund since inception.

UBS Global Allocation Fund

Nicole Goldberger is the lead portfolio manager and Paul Lang and Gian Plebani are co-portfolio managers, for the UBS Global Allocation Fund. As portfolio managers for the fund, Ms. Goldberger and Messrs. Lang and Plebani have responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective. Ms. Goldberger and Messrs. Lang and Plebani have access to certain members of the fixed-income and equities investment management teams, each of whom may be allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Ms. Goldberger and Messrs. Lang and Plebani is provided below.

Nicole Goldberger, CFA, is a portfolio manager and Head of Growth Portfolios of the Investment Solutions team and a Managing Director at UBS Asset Management. Ms. Goldberger has been at UBS Asset Management since January 2020. Prior to joining UBS Asset Management, Ms. Goldberger worked in JPMorgan Asset Management's Multi-Asset Solutions team, where she was the lead portfolio manager responsible for managing global tactical asset allocation and balanced portfolios for institutional and retail clients. Prior to that, Ms. Goldberger was a portfolio manager for a range of different multi-asset class solutions, including flexible total return portfolios with private markets, diversified benchmark-aware mandates, 529 age-based portfolios, inflation aware multi-strategy funds, liability-driven investment portfolios and target date funds. Ms. Goldberger has been a portfolio manager of the Fund since April 2020.

Paul Lang, CFA, is a portfolio manager on the Investment Solutions team and a Director at UBS Asset Management. Mr. Lang's primary focus is construction and performance of discretionary multi asset portfolios including global balanced, risk balanced and pension risk managed strategies. Mr. Lang is a member of the equity research team and leads the fixed income manager research team. Prior to joining UBS Asset Management, Mr. Lang held quantitative analyst and manager positions at Prudential Financial, where he supported the Institutional Stable Value business through product design, stochastic modeling and pricing of the over $100 billion portfolio. Mr. Lang has been at UBS Asset Management since 2014. Mr. Lang has been a portfolio manager of the Fund since June 2020.

Gian Plebani is a portfolio manager on the Investment Solutions team, based in Hong Kong, and a Director at UBS Asset Management. Mr. Plebani is also a member of the ISIC Committee. Mr. Plebani has been at UBS Asset Management since 2014, and UBS Wealth Management since 2013. Mr. Plebani has been a portfolio manager of the Fund since 2017.

UBS International Sustainable Equity Fund

Bruno Bertocci and Joseph Elegante are the portfolio managers for the UBS International Sustainable Equity Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are selected for the Fund's portfolio. The portfolio managers work closely with the analysts to decide how to structure the UBS International Sustainable Equity Fund. Information about Messrs. Bertocci and Elegante is provided below.

Bruno Bertocci is Team Head of the Global Sustainable Equity team and a Managing Director at UBS Asset Management. Mr. Bertocci has over 33 years of industry experience and has been with UBS Asset Management for 15 years. Mr. Bertocci has been responsible for constructing and managing our global equity portfolios worldwide. Mr. Bertocci has been a portfolio manager of the Fund since 2013.

Information about Mr. Elegante is provided above. Mr. Elegante has been a portfolio manager of the Fund since 2016.

UBS U.S. Small Cap Growth Fund

David Wabnik and Samuel Kim are the portfolio managers for the UBS U.S. Small Cap Growth Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. All members of the U.S. Small Cap Growth investment team have responsibility for investment research. The portfolio managers have access to additional investment teams within the various asset classes and markets in which the Fund invests. Information about Messrs. Wabnik and Kim is provided below.

David Wabnik is Head of US Small Cap Growth Equity and a Senior Portfolio Manager at UBS Asset Management. Mr. Wabnik has been an employee of UBS Asset Management since 1995, an Executive Director of UBS Asset Management since 2001, and portfolio manager of the Fund since its inception.

Samuel Kim is Co-Portfolio Manager and an Executive Director at UBS Asset Management. Mr. Kim has been an investment professional with UBS Asset Management since 2003, and a portfolio manager of the Fund since 2011.

UBS U.S. Sustainable Equity Fund

Joseph Elegante and Adam Jokich are the portfolio managers for the UBS U.S. Sustainable Equity Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers lead the portfolio construction process and review the overall composition of the Fund's portfolio to ensure compliance with its stated investment objective and strategies. Information about Messrs. Elegante and Jokich is provided below.

Mr. Elegante has been a portfolio manager of the Fund since August 2020. Other information about Mr. Elegante is provided further above.

Adam Jokich, CFA, is a portfolio manager within the Global Intrinsic Value team and deputy potfolio manager on US Intrinsic Value strategies at UBS Asset Management. Previously, Mr. Jokich was a quantitative analyst within the US Intrinsic Value team and also worked within the Sustainable Investors team at UBS Asset Management. Mr. Jokich has been with UBS Asset Management since 2012 and a portfolio manager of the Fund since August 2020.

UBS Municipal Bond Fund

Charles W. Grande, Elbridge T. Gerry, III, Kevin McIntyre and Ryan Nugent are the members of the investment management team primarily responsible for the day-to-day management of the Fund. The Advisor's investment professionals are organized into investment management teams. Messrs. Grande, Gerry, McIntyre and Nugent together with input from other members of the Municipal Fixed Income Team, utilize market information and proprietary research to manage the Fund. Messrs. Grande, Gerry, McIntyre and Nugent also have access to other members of the Advisor's Fixed Income Team, which includes portfolio managers and analysts across the various fixed income sectors. Messrs. Grande, Gerry, McIntyre and Nugent have ultimate responsibility for research, implementing strategies and reviewing the overall composition of the Fund in an effort to ensure its compliance with its stated investment objective and strategies. Information about Messrs. Grande, Gerry, McIntyre and Nugent is provided below.

Charles W. Grande is Head of the Municipal Fixed Income Team and a Managing Director at UBS Asset Management. Prior to joining UBS Asset Management, Mr. Grande was Sector Head of the Municipal Department for Hartford Investment Management, prior to which he was Deputy Group Head at Credit Suisse Financial Products. Mr. Grande has been a portfolio manager of the Fund since 2017.

Elbridge T. Gerry, III is Head of Municipal Portfolio Strategy and a Managing Director at UBS Asset Management. Mr. Gerry has been a portfolio manager at the firm since 1996. Mr. Gerry has been a portfolio manager of the Fund since its inception.

Kevin McIntyre is a Senior Portfolio Manager on the Municipal Fixed Income Team and an Executive Director at UBS Asset Management. Mr. McIntyre was previously Head of the Municipal Trading team and assisted in the management of municipal money market portfolios. Prior to joining UBS Asset Management, Mr. McIntyre was director of trading operations at Prime Capital Services where he oversaw equity and fixed income trading. Mr. McIntyre has been a portfolio manager of the Fund since 2015.

Ryan Nugent is Head of Municipal Trading and an Executive Director at UBS Asset Management. Mr. Nugent has been a portfolio manager at the firm since 2005. Mr. Nugent has been a portfolio manager of the Fund since 2019.

UBS Sustainable Development Bank Bond Fund

Matthias Dettwiler is the portfolio manager for UBS Sustainable Development Bank Bond Fund. Mr. Dettwiler has access to other members of the Fixed Income investment management team who may contribute to security selection and portfolio construction.

Matthias Dettwiler is Head of Index Fixed Income and has overall responsibility for all index tracking fixed income portfolios globally. Mr. Dettwiler is a Managing Director at UBS Asset Management and has been with UBS since 1995 and joined fixed income portfolio management in 2000. Mr. Dettwiler has been the portfolio manager of the Fund since inception.

UBS Total Return Bond Fund

Scott E. Dolan, Craig G. Ellinger, Jeffrey Haleen and Branimir Petranovic are the members of the investment management team and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Dolan, Ellinger, Haleen and Petranovic have access to a globally integrated team of credit analysts and other members of the Fixed Income investment management team who may contribute to research, security selection and portfolio construction. Messrs. Dolan, Ellinger, Haleen and Petranovic are responsible for the overall portfolio and for reviewing the overall composition of the portfolio to ensure its compliance with the Fund's stated investment objective and strategies. Information about Messrs. Dolan, Ellinger, Haleen and Petranovic is provided below.

Scott E. Dolan is Head of US Multi-Sector Fixed Income and a Managing Director at UBS Asset Management. Prior to joining UBS Asset Management in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments. Prior to joining Citigroup, Mr. Dolan was a managing director and head of mortgages and structured assets for Bear Stearns Asset Management and a senior mortgage trader at the Clinton Group. Mr. Dolan also worked at Deutsche Asset Management as a managing director and co-head of the Rates Group responsible for strategy, security selection and trading for MBS, ABS, agencies and treasuries. Mr. Dolan started his career at Scudder, Stevens and Clark, where he managed total return fixed income mutual funds and institutional portfolios. Mr. Dolan has been a portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

Craig G. Ellinger is Head of Fixed Income, North America and a Managing Director at UBS Asset Management. Mr. Ellinger has been an investment professional with UBS Asset Management since 2000 and a portfolio manager of the Predecessor Fund since 2012 and of the Fund since its inception.

Jeffrey Haleen is a Senior Portfolio Manager on the US Multi-Sector Fixed Income team and an Executive Director at UBS Asset Management. Prior to joining UBS Asset Management, Mr. Haleen was a trader for Deutsche Bank's London-based principal finance subsidiary, Winchester Capital, prior to which he was Head of Asset-Backed Securities Credit at Deerfield Capital

Management. Mr. Haleen has been a portfolio manager of the Fund since 2018.

Branimir Petranovic is a Senior Portfolio Manager on the US Multi-Sector Fixed Income Team and an Executive Director at UBS Asset Management. Prior to joining UBS Asset Management, Mr. Petranovic managed fund of hedge fund portfolios at HFR Asset Management, prior to which he worked in the fixed income divisions at Goldman, Sachs & Co. and Scotia Capital. Mr. Petranovic has been a portfolio manager of the Fund since 2018.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The investment advisory fees (expressed as an annual rate) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following tables as of June 30, 2020. During the fiscal year ended June 30, 2020 the Funds paid the Advisor investment advisory fees as set forth in each respective Fund's "Annual fund operating expenses" table ("Expense Table") in the line item "Management fees" as found in each Fund Summary at the front of this prospectus (except that (1) such amounts do not reflect fee waivers and (2) amounts listed for UBS All China Equity Fund are based on the contractual rate as that Fund had not commenced operations during such period).

With regard to each Fund except UBS International Sustainable Equity Fund, the Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses with respect to all of the Funds and excluding dividend expense and security loan fees for securities sold short with respect to the UBS All China Equity Fund, UBS U.S. Small Cap Growth Fund and UBS Dynamic Alpha Fund) do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 28, 2021. The contractual fee waiver agreement also provides that the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment.

With regard to UBS International Sustainable Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expenses so that the total operating expenses of the Fund do not exceed the amounts listed in the footnote to its Expense Table.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of each Fund is available in the Funds' most recent annual report to shareholders for the fiscal period ended June 30. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and Advisor on behalf of the UBS All China Equity Fund will be available in the UBS All China Equity Fund's first report to shareholders.

	Effective gross advisory fee as of	Advisory fee breakpoint schedule
Fund	June 30, 2020	Assets under management	Fee
UBS All China Equity Fund	N/A1	First $250 million	0.850%
		On the next $250 million – $500 million	0.825
		On the next $500 million – $750 million	0.800
		On the next $750 million – $1 billion	0.775
		Above $1 billion	0.750
UBS Dynamic Alpha Fund	0.85%	$0 – $500 million	0.850%
		On the next $500 million – $1 billion	0.800
		On the next $1 billion – $1.5 billion	0.750
		On the next $1.5 billion – $2 billion	0.725
		On the next $2 billion – $4 billion	0.700
		Above $4 billion	0.680
UBS Emerging Markets Equity Opportunity Fund	0.89%	$0 – $250 million	0.900%
		On the next $250 million – $500 million	0.875
		On the next $500 million – $750 million	0.850
		On the next $750 million – $1 billion	0.825
		Above $1 billion	0.750
UBS Engage For Impact Fund[2]	0.75%	$0 – $250 million	0.750%
		Above $250 million	0.725
UBS Global Allocation Fund	0.80%	$0 – $500 million	0.800%
		On the next $500 million – $1 billion	0.750
		On the next $1 billion – $1.5 billion	0.700
		On the next $1.5 billion – $2 billion	0.675
		On the next $2 billion – $3 billion	0.650
		On the next $3 billion – $6 billion	0.630
		Above $6 billion	0.610

	Effective gross advisory fee as of	Advisory fee breakpoint schedule
Fund	June 30, 2020	Assets under management	Fee
UBS International Sustainable Equity Fund[3]	0.80%	$0 – $250 million	0.800%
		On the next $250 million – $500 million	0.775
		On the next $500 million – $750 million	0.750
		On the next $750 million – $1 billion	0.725
		On the next $1 billion – $2 billion	0.675
		Above $2 billion	0.650
UBS U.S. Small Cap Growth Fund	0.85%	$0 – $1 billion	0.850%
		Above $1 billion	0.825
UBS U.S. Sustainable Equity Fund	0.70%	$0 – $500 million	0.700%
		On the next $500 million – $1 billion	0.650
		On the next $1 billion – $1.5 billion	0.600
		On the next $1.5 billion – $2 billion	0.575
		Above $2 billion	0.550
UBS Municipal Bond Fund	0.40%	All	0.400%
UBS Sustainable Development Bank Bond Fund	0.15%	First $250 million	0.150%
		On the next $250 million – $500 million	0.145
		On the next $500 million – $750 million	0.140
		On the next $750 million – $1 billion	0.135
		Above $1 billion	0.130
UBS Total Return Bond Fund	0.50%	All	0.500%

1  The Fund has not yet operated for a full fiscal year.

2  Prior to February 15, 2021, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was 0.75% on all assets under management.

3  Prior to October 28, 2020, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was: 0.80% on assets under management of $0 – $500 million, 0.75% on the next $500 million – $1 billion, 0.70% on the next $1 billion – $1.5 billion, 0.675% on the next $1.5 billion – $2 billion and 0.65% on assets under management above $2 billion.

Administrator

UBS AM (Americas) is also the administrator of the Funds. Each Fund pays UBS AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services, before fee waivers and/or expense reimbursements, if any.

Disclosure of portfolio holdings

The UBS All China Equity Fund, UBS Dynamic Alpha Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Sustainable Equity Fund will generally post on their Web Site at http://www.ubs.com/us/en/asset_management/ individual_investors/mutual_fund.html, the ten largest equity portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar quarter. The UBS Emerging Markets Equity Opportunity Fund will generally post on its Web Site at http://www.ubs.com/us/en/asset_management/ individual_investors/mutual_fund.html (i) the 10 largest portfolio holdings of the Fund and the percentage that each of these holdings represents of the Fund's total assets, and the Fund's top/bottom 5 contributors to performance, each as of the most recent calendar-quarter end, 15 business days after the end of the calendar quarter; and (ii) the 20 largest portfolio holdings of the Fund and the percentage that each of these holdings represents of the Fund's total assets, and the Fund's top/bottom 10 contributors to performance, each as of the most recent calendar-quarter end, 30 calendar days after the end of the calendar quarter.

In addition, upon launch of the UBS All China Equity Fund, the Fund will provide initial public disclosures of portfolio holdings on its Web Site at https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/mutual_fund.html. On the day after the UBS All China Equity Fund's launch, the Fund will post a complete schedule of portfolio holdings as of its launch date, and within five business days after the month-end of the month in which the UBS All China Equity Fund is launched, the Fund will post a complete schedule of portfolio holdings as of such month end.

Each applicable Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The schedule of portfolio holdings in the Funds' Form N-PORT are available on the SEC's Web Site at www.sec.gov. Additionally, you may obtain copies of Forms N-PORT from the Funds upon request by calling 1-800-647 1568.

Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html. Other information regarding each Fund may also be found on the Fund's Web Site. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

Dividends and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund (except the UBS Sustainable Development Bank Bond Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund) expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The UBS Sustainable Development Bank Bond Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund expect to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distri-

bution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

The information below is supplemented or modified by the discussion under the subheading "Additional Information for the UBS Municipal Bond Fund."

Taxes

Fund distributions—Each Fund (except the UBS Municipal Bond Fund) expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The UBS Municipal Bond Fund expects, based on its investment objective and strategies, that its distributions, if any, primarily will be exempt from federal income tax.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. Because the income of the UBS Sustainable Development Bank Bond Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by such Funds is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions of which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Funds are required to report to you and the Internal Revenue Service ("IRS") annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis. Cost basis will be calculated using a Funds' default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, exempt-interest dividends, interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements—Under the Foreign Account Tax Compliance Act ("FATCA"), a Fund will be required to withhold a 30% tax on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Additional Information for the UBS Municipal Bond Fund

Exempt-Interest Dividends. Dividends from the Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise tax, corporate income tax, or both, and they should consult with their tax advisors about the taxability of this income before investing in the Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax, unless such bonds were issued in 2009 or 2010.

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

Taxable Income Dividends. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Capital Gain Distributions. The Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Related prior performance information

Because the Advisor or its affiliates has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages UBS All China Equity Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor or its affiliates with substantially similar investment objectives, policies and investment strategies as the UBS All China Equity Fund. The Account Composite Performance was obtained from the records maintained by the Advisor. The following presentation also shows the Account Composite Performance adjusted to reflect the UBS All China Equity Fund's Class A estimated net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50%. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Fund's own historical performance. The Account Composite Performance should not be considered a substitute for the Fund's performance, and the Account Composite

Performance is not necessarily an indication of the Fund's future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940, as amended, and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance is calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor or its affiliates. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor or its affiliates. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

Related prior performance information*

Composite performance: All China Equity Composite ("ACEC")
For periods ended December 31, 2020

Year	ACEC: net return after expenses and sales charge[1]	ACEC: net return after expenses[2]	ACEC: gross return before expenses and sales charge	MSCI China All Shares Index (net)[3]
1 year	22.96%	29.61%	31.32%	33.41%
Since inception (May 30, 2018)	10.43	16.46	18.02	11.04

Composite performance: ACEC
January 1, 2019 through December 31, 2020

Year	ACEC: net return after expenses and sales charge[1]	ACEC: net return after expenses[2]	ACEC: gross return before expenses and sales charge	MSCI China All Shares Index (net)[3]
2019	36.57%	43.89%	45.78%	30.23%
2020	22.96	29.61	31.32	33.41

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' estimated net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' estimated net expenses but not adjusted to reflect the maximum front-end sales charge.

3  The MSCI China All Shares Index (net) captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g. ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. Investors should note that the index does not reflect the deduction of fees, expenses or taxes but is net of dividend tax withholding.

Financial highlights

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). Fort Dearborn Income Securities, Inc. reorganized into Class P shares of the UBS Total Return Bond Fund on May 23, 2016, and the Class P shares of the UBS Total Return Bond Fund are carrying forward the performance and accounting history of Fort Dearborn Income Securities, Inc., as Fort Dearborn Income Securities, Inc.'s record is deemed to be the accounting survivor of the reorganization. The performance, expenses and other information shown below regarding Fort Dearborn Income Securities, Inc., a closed-end fund, for periods prior to May 23, 2016 may not be representative of the future performance, expenses and other information of the UBS Total Return Bond Fund as the fund is now operating as an open-end fund with continually redeemable shares.

No financial information is presented for the Class A shares of UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact, and UBS Sustainable Development Bank Bond Fund as Class A had not commenced operations as of the end of the last fiscal year.

No financial information is presented for UBS All China Equity Fund as the Fund had not commenced operations as of the end of the last fiscal year.

The selected financial information in the following tables has been derived from the financial statements audited by the Funds' independent registered public accounting firm, Ernst & Young LLP, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2020 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2020 and the Report are incorporated by reference into the SAI.

Financial highlights

UBS Dynamic Alpha Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$6.36	$6.38	$6.52	$6.17	$7.13
Net investment income (loss)[1]	0.07	0.08	0.04	0.03	0.05
Net realized and unrealized gain (loss)	(0.15)	(0.04)	(0.18)	0.32	(0.79)
Net increase (decrease) from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	(0.08)	0.04	(0.14)	0.35	(0.73)
Dividends from net investment income	(0.30)	(0.06)	—	—	(0.23)
Return of capital	—	—	—	—	(0.00)[2]
Total dividends and distributions	(0.30)	(0.06)	—	—	(0.23)
Net asset value, end of year	$5.98	$6.36	$6.38	$6.52	$6.17
Total investment return[3]	(1.45)%	0.60%	(2.15)%	5.84%	(10.48)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.00%[5]	2.02%[5]	1.69%	1.49%	1.45%
Expenses after fee waivers and/or expense reimbursements	1.35%[5]	1.35%[5]	1.35%	1.35%	1.35%
Net investment income (loss)	1.06%	1.29%	0.57%	0.42%	0.82%
Supplemental data:
Net assets, end of year (000's)	$21,273	$30,025	$31,066	$43,930	$65,741
Portfolio turnover	62%	32%	31%	48%	50%
	Class P
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$6.52	$6.53	$6.66	$6.28	$7.27
Net investment income (loss)[1]	0.08	0.10	0.06	0.04	0.07
Net realized and unrealized gain (loss)	(0.15)	(0.04)	(0.19)	0.34	(0.82)
Net increase from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	(0.07)	0.06	(0.13)	0.38	(0.74)
Dividends from net investment income	(0.32)	(0.07)	—	—	(0.25)
Return of capital	—	—	—	—	(0.00)[2]
Total dividends and distributions	(0.32)	(0.07)	—	—	(0.25)
Net asset value, end of year	$6.13	$6.52	$6.53	$6.66	$6.28
Total investment return[3]	(1.28)%	0.83%	(1.80)%	6.05%	(10.17)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.75%[5]	1.70%[5]	1.43%	1.27%	1.22%
Expenses after fee waivers and/or expense reimbursements	1.10%[5]	1.10%[5]	1.10%	1.10%	1.10%
Net investment income (loss)	1.31%	1.52%	0.94%	0.68%	1.07%
Supplemental data:
Net assets, end of year (000's)	$14,283	$19,357	$30,647	$98,018	$132,725
Portfolio turnover	62%	32%	31%	48%	50%

1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $128,212, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $86,068 for a trading error, both reimbursements had no impact on the Fund's total return.

5  Includes interest expense representing less than 0.005%.

Financial highlights

UBS Emerging Markets Equity Opportunity Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class P
	Year ended June 30, 2020	Period ended June 30, 2019[1]
Net asset value, beginning of period	$9.28	$8.92
Net investment income (loss)[2]	0.19	0.21
Net realized and unrealized gain (loss)	0.00[3]	0.15
Net increase (decrease) from operations	0.19	0.36
Dividends from net investment income	(0.24)	—
Net asset value, end of period	$9.23	$9.28
Total investment return[4]	1.84%	4.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.19%	1.22%[5]
Expenses after fee waivers and/or expense reimbursements	1.04%	1.15%[5]
Net investment income (loss)	2.14%	5.73%[5]
Supplemental data:
Net assets, end of period (000's)	$100,543	$38,465
Portfolio turnover	50%	52%

1  For the period February 1, 2019 (commencement of operations) through June 30, 2019.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

Financial highlights

UBS Engage For Impact Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class P
	Year ended June 30, 2020	Period ended June 30, 2019[1]
Net asset value, beginning of period	$10.81	$10.00
Net investment income (loss)[2]	0.08	0.15
Net realized and unrealized gain (loss)	(0.45)	0.67
Net increase (decrease) from operations	(0.37)	0.82
Dividends from net investment income	(0.11)	(0.01)
Distributions from net realized gains	(0.19)	—
Total dividends and distributions	(0.30)	(0.01)
Net asset value, end of period	$10.14	$10.81
Total investment return[3]	(3.77)%	8.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.27%	3.87%[4]
Expenses after fee waivers and/or expense reimbursements	0.85%	0.85%[4]
Net investment income	0.75%	2.13%[4]
Supplemental data:
Net assets, end of period (000's)	$26,241	$15,918
Portfolio turnover	43%	67%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

Financial highlights

UBS Global Allocation Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.56	$12.08	$11.52	$10.46	$11.27
Net investment income (loss)[1]	0.12	0.12	0.05	0.02	0.01
Net realized and unrealized gain (loss)	0.02	0.36	0.68	1.27	(0.56)
Net increase (decrease) from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	0.14	0.48	0.73	1.29	(0.54)
Dividends from net investment income	(0.35)	—	(0.17)	(0.23)	(0.27)
Distributions from net realized gains	(0.53)	—	—	—	—
Total dividends and distributions	(0.88)	—	(0.17)	(0.23)	(0.27)
Net asset value, end of year	$11.82	$12.56	$12.08	$11.52	$10.46
Total investment return[2]	0.79%	3.97%[3]	6.34%	12.51%	(4.81)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%[5]	1.40%[5]	1.40%	1.39%	1.36%
Expenses after fee waivers and/or expense reimbursements	1.20%[5]	1.20%[5]	1.20%	1.25%	1.35%
Net investment income (loss)	1.01%	1.04%	0.39%	0.16%	0.09%
Supplemental data:
Net assets, end of year (000's)	$174,159	$209,407	$159,678	$174,148	$190,813
Portfolio turnover	120%	35%	54%	56%	60%
	Class P
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.87	$12.34	$11.78	$10.69	$11.51
Net investment income (loss)[1]	0.16	0.16	0.08	0.05	0.04
Net realized and unrealized gain (loss)	0.02	0.37	0.68	1.30	(0.56)
Net increase from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	0.18	0.53	0.76	1.35	(0.51)
Dividends from net investment income	(0.39)	—	(0.20)	(0.26)	(0.31)
Distributions from net realized gains	(0.53)	—	—	—	—
Total dividends and distributions	(0.92)	—	(0.20)	(0.26)	(0.31)
Net asset value, end of year	$12.13	$12.87	$12.34	$11.78	$10.69
Total investment return[2]	1.02%	4.21%[3]	6.56%	12.85%	(4.50)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.14%[5]	1.13%[5]	1.14%	1.12%	1.09%
Expenses after fee waivers and/or expense reimbursements	0.95%[5]	0.95%[5]	0.95%	1.00%	1.09%
Net investment income (loss)	1.27%	1.27%	0.64%	0.41%	0.34%
Supplemental data:
Net assets, end of year (000's)	$51,311	$57,803	$64,009	$67,156	$91,004
Portfolio turnover	120%	35%	54%	56%	60%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the year, the Fund recorded a gain of $263,116 from affiliated funds that were previously liquidated. If this gain had been excluded, the total return of Class A and Class P would have been 3.89% and 4.13%, respectively.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $316,557 which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions. If payment from Advisor was not made, the estimated total return would have been -4.90% for A shares, and -4.59% for P shares.

5  Includes interest expense representing less than 0.005%.

Financial highlights

UBS International Sustainable Equity Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.01	$10.20	$9.58	$8.05	$9.47
Net investment income (loss)[1]	0.16	0.13	0.08	0.19	0.13
Net realized and unrealized gain (loss)	(0.42)	(0.16)[2]	0.66	1.51	(1.47)
Net increase (decrease) from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	(0.26)	(0.03)	0.74	1.70	(1.33)
Dividends from net investment income	(0.13)	(0.06)	(0.12)	(0.17)	(0.09)
Distributions from net realized gains	—	(0.10)	—	—	—
Total dividends and distributions	(0.13)	(0.16)	(0.12)	(0.17)	(0.09)
Net asset value, end of year	$9.62	$10.01	$10.20	$9.58	$8.05
Total investment return[3]	(2.73)%	(0.14)%	7.67%	21.43%	(14.07)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.41%[5]	1.53%	2.02%	2.25%	2.37%
Expenses after fee waivers and/or expense reimbursements	1.25%[5]	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	1.60%	1.38%	0.79%	2.16%	1.59%
Supplemental data:
Net assets, end of year (000's)	$7,442	$9,769	$8,049	$15,811	$5,204
Portfolio turnover	41%	57%	43%	33%	114%
	Class P
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.04	$10.23	$9.61	$8.08	$9.50
Net investment income (loss)[1]	0.18	0.17	0.14	0.14	0.16
Net realized and unrealized gain (loss)	(0.41)	(0.18)[2]	0.63	1.58	(1.48)
Net increase from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	(0.23)	(0.01)	0.77	1.72	(1.31)
Dividends from net investment income	(0.15)	(0.08)	(0.15)	(0.19)	(0.11)
Distributions from net realized gains	—	(0.10)	—	—	—
Total dividends and distributions	(0.15)	(0.10)	(0.15)	(0.19)	(0.11)
Net asset value, end of year	$9.66	$10.04	$10.23	$9.61	$8.08
Total investment return[3]	(2.40)%	0.10%	7.94%	21.68%	(13.83)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.12%[5]	1.26%	1.70%	2.06%	2.12%
Expenses after fee waivers and/or expense reimbursements	1.00%[5]	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.82%	1.80%	1.37%	1.65%	1.92%
Supplemental data:
Net assets, end of year (000's)	$203,078	$146,616	$65,750	$19,952	$16,277
Portfolio turnover	41%	57%	43%	33%	114%

1  Calculated using the average share method.

2  The amount of net realized and unrealized loss per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes contained in the Fund's annual report due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $34,326, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $5,471 for a trading error. lf payment from Advisor was not made, the estimated total return would have been -14.18% for A shares, and -13.94% for P shares.

5  Includes interest expense representing less than 0.005%.

Financial highlights

UBS U.S. Small Cap Growth Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$19.49	$20.74	$21.26	$17.75	$23.60
Net investment income (loss)[1]	(0.11)	(0.10)	(0.17)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	1.79	0.80	4.92	4.34	(3.89)
Net increase (decrease) from operations	1.68	0.70	4.75	4.19	(4.02)
Distributions from net realized gains	(1.43)	(1.95)	(5.27)	(0.68)	(1.83)
Net asset value, end of year	$19.74	$19.49	$20.74	$21.26	$17.75
Total investment return[2]	9.33%	5.95%	26.17%	23.75%	(17.58)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.60%[3]	1.57%	1.66%	1.56%	1.53%
Expenses after fee waivers and/or expense reimbursements	1.24%[3]	1.24%	1.24%	1.24%	1.24%
Net investment income (loss)	(0.63)%	(0.53)%	(0.83)%	(0.77)%	(0.65)%
Supplemental data:
Net assets, end of year (000's)	$22,909	$26,114	$26,498	$27,464	$28,048
Portfolio turnover	79%	54%	67%	50%	109%
	Class P
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.84	$22.89	$22.92	$19.05	$25.11
Net investment income (loss)[1]	(0.08)	(0.06)	(0.13)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	2.04	0.96	5.37	4.66	(4.15)
Net increase (decrease) from operations	1.96	0.90	5.24	4.55	(4.23)
Distributions from net realized gains	(1.43)	(1.95)	(5.27)	(0.68)	(1.83)
Net asset value, end of year	$22.37	$21.84	$22.89	$22.92	$19.05
Total investment return[2]	9.62%	6.24%	26.50%	24.09%	(17.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.29%[3]	1.30%	1.34%	1.22%	1.17%
Expenses after fee waivers and/or expense reimbursements	0.99%[3]	0.99%	0.99%	0.99%	0.99%
Net investment income (loss)	(0.37)%	(0.27)%	(0.58)%	(0.50)%	(0.40)%
Supplemental data:
Net assets, end of year (000's)	$92,754	$96,485	$88,845	$75,770	$130,227
Portfolio turnover	79%	54%	67%	50%	109%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

Financial highlights

UBS U.S. Sustainable Equity Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$36.51	$34.44	$31.21	$25.51	$27.55
Net investment income (loss)[1]	0.18	0.26	0.16	0.14	0.21
Net realized and unrealized gain (loss)	0.78[2]	2.13	3.20	5.84	(1.88)
Net increase (decrease) from operations	0.96	2.39	3.36	5.98	(1.67)
Dividends from net investment income	(0.10)	(0.32)	(0.13)	(0.28)	(0.37)
Distributions from net realized gains	(1.69)	—	—	—	—
Total dividends and distributions	(1.79)	(0.32)	(0.13)	(0.28)	(0.37)
Net asset value, end of year	$35.68	$36.51	$34.44	$31.21	$25.51
Total investment return[3]	2.24%	7.15%	10.79%	23.61%	(6.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.97%[4]	2.14%	2.07%	2.04%	1.93%
Expenses after fee waivers and/or expense reimbursements	0.95%[4]	0.95%	0.95%	0.95%	1.13%
Net investment income (loss)	0.51%	0.76%	0.48%	0.49%	0.81%
Supplemental data:
Net assets, end of year (000's)	$10,020	$12,010	$10,586	$11,857	$9,774
Portfolio turnover	177%	102%	166%	78%	57%
	Class P
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$36.68	$34.60	$31.34	$25.61	$27.67
Net investment income (loss)[1]	0.27	0.34	0.25	0.21	0.26
Net realized and unrealized gain (loss)	0.79[2]	2.14	3.21	5.87	(1.89)
Net increase (decrease) from operations	1.06	2.48	3.46	6.08	(1.63)
Dividends from net investment income	(0.19)	(0.40)	(0.20)	(0.35)	(0.43)
Distributions from net realized gains	(1.69)	—	—	—	—
Total dividends and distributions	(1.88)	(0.40)	(0.20)	(0.35)	(0.43)
Net asset value, end of year	$35.86	$36.68	$34.60	$31.34	$25.61
Total investment return[3]	2.48%	7.44%	11.08%	23.87%	(5.91)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.68%[4]	1.85%	1.79%	1.76%	1.64%
Expenses after fee waivers and/or expense reimbursements	0.70%[4]	0.70%	0.70%	0.70%	0.90%
Net investment income (loss)	0.75%	1.00%	0.74%	0.74%	1.00%
Supplemental data:
Net assets, end of year (000's)	$15,272	$18,210	$17,182	$16,754	$15,147
Portfolio turnover	177%	102%	166%	78%	57%

1  Calculated using the average share method.

2  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized loss reported within the Statement of Changes contained in the Fund's annual report due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Includes interest expense representing less than 0.005%.

Financial highlights

UBS Municipal Bond Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.60	$10.07	$10.23	$10.52	$9.94
Net investment income (loss)[1]	0.18	0.18	0.16	0.15	0.17
Net realized and unrealized gain (loss)	0.24	0.53	(0.16)	(0.27)	0.59
Net increase (decrease) from operations	0.42	0.71	—	(0.12)	0.76
Dividends from net investment income	(0.18)	(0.18)	(0.16)	(0.15)	(0.18)
Distributions from net realized gains	—	—	—	(0.02)	—
Total dividends and distributions	(0.18)	(0.18)	(0.16)	(0.17)	(0.18)
Net asset value, end of year	$10.84	$10.60	$10.07	$10.23	$10.52
Total investment return[2]	3.98%	7.17%	0.04%	(1.11)%	7.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.00%[3]	1.07%[3]	1.03%	1.00%	1.15%
Expenses after fee waivers and/or expense reimbursements	0.65%[3]	0.65%[3]	0.65%	0.65%	0.65%
Net investment income (loss)	1.66%	1.80%	1.61%	1.42%	1.66%
Supplemental data:
Net assets, end of year (000's)	$12,496	$12,796	$9,378	$21,007	$17,671
Portfolio turnover[4]	23%	31%	39%	60%	100%
	Class P
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.60	$10.06	$10.22	$10.52	$9.94
Net investment income (loss)[1]	0.20	0.21	0.19	0.17	0.19
Net realized and unrealized gain (loss)	0.24	0.54	(0.16)	(0.28)	0.60
Net increase (decrease) from operations	0.44	0.75	0.03	(0.11)	0.79
Dividends from net investment income	(0.20)	(0.21)	(0.19)	(0.17)	(0.21)
Distributions from net realized gains	—	—	—	(0.02)	—
Total dividends and distributions	(0.20)	(0.21)	(0.19)	(0.19)	(0.21)
Net asset value, end of year	$10.84	$10.60	$10.06	$10.22	$10.52
Total investment return[2]	4.24%	7.55%	0.30%	(0.97)%	8.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.74%[3]	0.82%[3]	0.79%	0.77%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.40%[3]	0.40%[3]	0.40%	0.40%	0.40%
Net investment income (loss)	1.91%	2.03%	1.88%	1.68%	1.89%
Supplemental data:
Net assets, end of year (000's)	$106,533	$89,222	$107,153	$101,601	$90,146
Portfolio turnover[4]	23%	31%	39%	60%	100%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

4  Effective with the fiscal year ended June 30, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes, which are considered short-term instruments due to the ability to demand immediate repayment.

Financial highlights

UBS Sustainable Development Bank Bond Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class P
	Year ended June 30, 2020	Period ended June 30, 2019[1]
Net asset value, beginning of period	$10.58	$10.00
Net investment income (loss)[2]	0.21	0.19
Net realized and unrealized gain (loss)	0.63	0.58
Net increase (decrease) from operations	0.84	0.77
Dividends from net investment income	(0.21)	(0.19)
Distributions from net realized gains	(0.04)	—
Total dividends and distributions	(0.25)	(0.19)
Net asset value, end of period	$11.17	$10.58
Total investment return[3]	8.03%	7.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%[5]	2.19%[4]
Expenses after fee waivers and/or expense reimbursements	0.25%[5]	0.25%[4]
Net investment income (loss)	1.94%	2.67%[4]
Supplemental data:
Net assets, end of period (000's)	$37,414	$25,235
Portfolio turnover	80%	20%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

Financial highlights

UBS Total Return Bond Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Years ended June 30,			Period ended
	2020	2019	2018	June 30, 2017[1]
Net asset value, beginning of period	$15.09	$14.40	$14.94	$15.24
Net investment income (loss)[2]	0.41	0.45	0.47	0.25
Net realized and unrealized gain (loss)	0.50	0.65	(0.65)	(0.30)
Net increase (decrease) from operations	0.91	1.10	(0.18)	(0.05)
Dividends from net investment income	(0.36)	(0.41)	(0.36)	(0.25)
Return of capital	—	—	—	(0.00)[3]
Total dividends and distributions	(0.36)	(0.41)	(0.36)	(0.25)
Net asset value, end of period	$15.64	$15.09	$14.40	$14.94
Total investment return[4]	6.14%	7.63%	(1.12)%	(0.31)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[6]	1.68%[6]	1.45%	1.74%[5]
Expenses after fee waivers and/or expense reimbursements	0.75%[6]	0.75%[6]	0.75%	0.75%[5]
Net investment income (loss)	2.66%	3.10%	3.22%	2.28%[5]
Supplemental data:
Net assets, end of period (000's)	$650	$488	$108	$44
Portfolio turnover	209%	234%	236%	700%

	Class P
	Years ended June 30,				Nine months ended
	2020	2019	2018	2017	June 30, 2016[7]
Net asset value, beginning of period	$15.10	$14.41	$14.94	$15.14	$14.98
Net investment income (loss)[2]	0.45	0.49	0.49	0.37	0.36
Net realized and unrealized gain (loss)	0.50	0.64	(0.63)	(0.18)	0.13
Net increase (decrease) from operations	0.95	1.13	(0.14)	0.19	0.49
Dividends from net investment income	(0.40)	(0.44)	(0.39)	(0.39)	(0.33)
Return of capital	—	—	—	(0.00)[3]	—
Total dividends and distributions	(0.40)	(0.44)	(0.39)	(0.39)	(0.33)
Net asset value, end of period	$15.65	$15.10	$14.41	$14.94	$15.14
Total investment return[4]	6.40%	7.95%	(0.88)%	1.32%	3.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.38%[6]	1.45%[6]	1.30%	1.29%	1.21%[5]
Expenses after fee waivers and/or expense reimbursements	0.50%[6]	0.50%[6]	0.50%	0.50%	1.16%[5]
Net investment income (loss)	2.92%	3.35%	3.29%	2.45%	3.22%[5]
Supplemental data:
Net assets, end of period (000's)	$37,048	$38,949	$41,245	$49,919	$126,922
Portfolio turnover	209%	234%	236%	700%	251%

1  For the period September 29, 2016 (commencement of operations) through June 30, 2017.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

7  On May 23, 2016 Class P shares of the UBS Total Return Bond Fund acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end management investment company (the "Predecessor Fund"). The UBS Total Return Bond Fund's Class P shares have adopted the historical performance of the Predecessor Fund. In connection with the Reorganization, the fiscal year end for UBS Total Return Bond Fund has changed from September 30th to June 30th. As such, the fiscal period ended June 30, 2016 for UBS Total Return Bond Fund reflects the nine month period from October 1, 2015 through June 30, 2016.

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and other mutual funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) Inc. and UBS Asset Management (Americas) Inc. protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures: Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures: Comprehensive technology and data management plans designed to protect the integrity and quick recovery of essential technology infrastructure and data

•  Disaster recovery site: Alternative dedicated workspace, technology infrastructure, and systems support that is fully operational during a disaster declaration

•  Testing regimen: The business continuity plan is reviewed on an annual basis, including the disaster recovery facility. In addition, all IT application recovery plans are updated and tested annually.

This business continuity planning overview is not a part of the prospectus.

Appendix A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the funds or through a financial intermediary. Intermediaries identified in this Appendix A may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A shares only)

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

Shares purchased through a Morgan Stanley self-directed brokerage account

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James")

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Raymond James

Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A Shares available at Raymond James

Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Raymond James:
Breakpoints, Rights of Accumulation, and/or Letters of Intent

Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

If you want more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. As of the date of this prospectus, the annual and semiannual reports were not yet available for the UBS All China Equity Fund because the Fund had not yet commenced operations as of the end of the last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Funds' annual and semiannual reports and the SAI, and discuss your questions about the Funds, by contacting the Funds directly at 1-800-647 1568, or by contacting your investment professional. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at: http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

©UBS 2021. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.

S1654

The UBS Funds

Prospectus | October 28, 2020 (as revised February 22, 2021)

Includes:

•  UBS All China Equity Fund
Class: P2: ACPTX

•  UBS Emerging Markets Equity Opportunity Fund
Class: P2: EMPTX

•  UBS International Sustainable Equity Fund
Class: P2: ESPTX

•  UBS Sustainable Development Bank Bond Fund
Class: P2: UDBTX

This prospectus offers Class P2 shares in certain series of The UBS Funds (the "Trust") (each, a "Fund" and, collectively, the "Funds").

As with all mutual funds, the US Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

Contents

The UBS Funds

What every investor should know about the funds

Please find the UBS family of funds privacy notice on page 68 of this prospectus.

Please find the UBS Asset Management business continuity planning overview on page 69 of this prospectus.

The funds are not a complete or balanced investment program.

2

UBS All China Equity Fund
Fund Summary

Investment objective

The Fund seeks to maximize capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor") exercises investment discretion. Clients pay a wrap fee or a similar advisory fee to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.85%
Distribution and/or service (12b-1) fees	None
Other expenses[1]	0.60
Total annual fund operating expenses	1.45
Less management fee waiver/expense reimbursements[2]	1.15
Total annual fund operating expenses after management fee waiver/expense reimbursement[2]	0.30

1  "Other expenses" are based on estimates for the current fiscal year.

2  The Trust, with respect to the Fund, and the Advisor, have entered into a written agreement pursuant to which the Advisor has agreed to waive its management fees and retained administration fees, and to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) through the period ending October 28, 2021 do not exceed 0.30%. Pursuant to the expense limitation agreement, the Advisor is entitled to be reimbursed for any expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the reimbursement or (ii) at the time of the recoupment. The expense limitation agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the expense limitation agreement, however, the Advisor's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years
Class P2	$31	$345

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's per-

3

formance. Because the Fund had not yet commenced operations as of the end of the last fiscal year, it does not have a portfolio turnover rate to provide.

Principal strategies
Principal investments

The Advisor seeks to achieve the Fund's investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets (plus borrowings for investment purposes, if any) in a portfolio of equity securities of companies economically tied to China, and in other instruments that have economic characteristics similar to such securities. For this purpose, China includes the People's Republic of China ("PRC") and Hong Kong. A security will be considered to be economically tied to China if it: (i) is issued or guaranteed by a government of China or any of its agencies, political subdivisions or instrumentalities; (ii) has its primary trading market in China; (iii) is issued by an entity organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in China; (iv) is included in an index representative of China; or (v) is exposed to the economic fortunes and risks of China.

Equity securities may include common stocks; preferred stocks; equity securities of real estate investment trusts ("REITs"); shares of other investment companies, including exchange-traded funds ("ETFs"); depositary receipts; and derivative instruments related to equity securities, including equity participation notes, options and futures on individual securities and indexes. The Fund's investments may include investments in securities of companies listed on exchanges located in and outside of the PRC, including but not limited to the Hong Kong Stock Exchange, Taiwan Stock Exchange, Singapore Exchange, the New York Stock Exchange, and London Stock Exchange. The Fund's investments also include China A-shares. China A-shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in renminbi ("RMB") on the Shenzhen and Shanghai Stock Exchanges through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (collectively, "Stock Connect").

The Fund may invest in companies of any size. The Fund is a non-diversified fund, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company.

The Advisor believes that discrepancies between market price and fair value arise from market behavior and market structure, and these discrepancies provide opportunities to outperform the market. To take advantage of these opportunities, the Advisor seeks to identify upcoming industry leaders in key secular growth sectors early in the company's lifecycle and when the company's share price trades far below our estimate of the firm's fair value.

The Advisor adopts a benchmark agnostic approach (meaning that the Advisor selects companies without the benchmark by which the Fund measures performance (the MSCI China All Shares Index (net)) being determinative), and the Fund may have a wider deviation from the benchmark than other funds. This is expected to enable the Advisor to identify non-benchmark companies with stronger long-term growth potential than might otherwise be the case.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including options on securities, indices, futures, forwards, and swap agreements), futures, forward currency agreements, swap agreements (including interest rate, total return and currency) and equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. Further, the Fund may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with the settlement of securities. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); to obtain exposure to certain markets; or to establish net short positions for individual currencies (except for equity participation notes).

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

The investment process for the All China strategy is driven by bottom-up proprietary research. As a starting point, the investment universe includes all investable quoted equities domiciled in China and/or of issuers generating the majority of their income in China. The investment team is expected to exclude companies exhibiting what we view as unsustainable business models, poor corporate governance practices, and negative industry dynamics. In order to form a qualitative assessment of a company, the Advisor scores companies based on a set of questions covering three areas:

1. Industry Structure and Company's Competitiveness

4

2. Trends & Profitability: Trends and Sustainability

3. Governance, disclosure, environmental and social practices

The Advisor further conducts extensive valuation analysis incorporating company/industry fundamentals, future operations, and cash generation. Peer comparisons and valuation bands are also studied based on historical and forward looking financials.

The Advisor seeks to construct a "best ideas," concentrated, high-conviction portfolio. The companies would be selected based on the attractiveness of their valuations, top down macro factors, and a conviction that the investment thesis is likely to be realized. Positions would be assigned weights based on the investment parameters for the strategy and the portfolio manager's conviction in the investment thesis. The Advisor aims to construct a portfolio diversified across many sectors with no single stock position being greater than 10% of the portfolio.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

China risk: There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may have an adverse impact on the Chinese economy. Additionally, the Chinese economy is highly dependent on the exportation of products and services, and could experience a significant slowdown due to a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers, trade or political disputes with China's major trading partners, natural disasters, or public health threats.

Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt,

5

balance of payments and trade difficulties and extreme poverty and unemployment.

Stock Connect investing risk: Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when the Stock Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

China A-shares risk: China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax ("WHT") on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile, and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

6

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market security. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and their expenses.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an

ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

There is no performance information quoted for the Fund as the Fund has not completed a full calendar year of operations as of the date of this prospectus.

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Bin Shi, portfolio manager of the Fund beginning at its inception.

Purchase & sale of Fund shares

Class P2 shares of the Fund are available for purchase on behalf of clients of a wrap fee program or other advisory programs in which the Advisor exercises investment discretion. There are no minimum investment requirements for purchases on behalf of clients in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee. For such institutional clients, the

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required minimum initial investment is $25 million, except that UBS Asset Management (US) Inc. ("UBS AM (US)") may waive the minimum for institutional clients at UBS AM (US)'s sole discretion. Class P2 shares of the Fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when a client terminates their wrap fee or advisory program account or, for institutional clients, their investment management agreement.

Other registered investment companies managed by the Advisor also may purchase Class P2 shares of the Fund, subject to no minimum investment requirements.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

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UBS Emerging Markets Equity Opportunity Fund
Fund Summary

Investment objective

The Fund seeks to maximize capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), exercises investment discretion. Clients pay a wrap fee or a similar advisory fee to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.89%
Distribution and/or service (12b-1) fees	None
Other expenses[1]	0.28
Total annual fund operating expenses	1.17
Less management fee waiver/expense reimbursements[2]	0.95
Total annual fund operating expenses after management fee waiver/expense reimbursements[1,2]	0.22

1  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

2  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive its management fees and retained administration fees, and to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the

Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) through the period ending October 28, 2021 do not exceed 0.40%. Pursuant to the expense limitation agreement, the Advisor is entitled to be reimbursed for any expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the reimbursement or (ii) at the time of the recoupment. The expense limitation agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the expense limitation agreement, however, the Advisor's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class P2	$23	$277	$552	$1,336

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

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Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, common stock; shares of collective trusts, investment companies, including exchange-traded funds ("ETFs"); preferred stock; securities convertible into common stock, rights, warrants and options; sponsored or unsponsored depository receipts and depository shares, including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts; equity securities of real estate investment trusts ("REITs"); securities sold in private placements; and new issues, including initial and secondary public offerings.

Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa and/or the Middle East.

The Fund may invest in stocks of companies of any size. The Fund will generally hold the stocks of between 20 to 40 issuers. The Fund may invest up to +/- 15% of its benchmark's weighting (the MSCI Emerging Markets Index) in any one country or sector.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including options on securities, indices, futures, forwards, and swap agreements) futures, forward currency agreements, swap agreements (including interest rate, total return and currency) and equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. Further, the Fund may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with the settlement of securities. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); to obtain exposure to certain markets; or to establish net short positions for individual currencies (except for equity participation notes).

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country. The Fund considers a country's market to be an "emerging market" if it is defined as an emerging or developing economy by any of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan, MSCI or FTSE emerging markets indices to be an emerging market country. The countries included in this definition will change over time. The Fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).

The Fund may invest in securities issued by companies in any market capitalization range, including small capitalization companies.

Management process

The Advisor employs a high alpha long opportunistic strategy, also known as the "UBS-HALO" strategy. The UBS-HALO strategy is a long-term investing approach focused on taking opportunities that seek to produce superior performance relative to the benchmark (the difference of which is "alpha"). The Advisor follows a price to intrinsic value approach. The price to intrinsic value investment philosophy means the Advisor pays great attention to investment fundamentals and expected cash flows when assessing investments.

The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value.

These price/value discrepancies are used as the building blocks for portfolio construction.

In selecting individual securities for investment, the Advisor considers, among others:

•  A company's potential cash generation

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•  Earnings outlook

•  Expected sustainable return on investments

•  Expected sustainable growth rates

•  Stock prices versus a company's asset or franchise values

The Fund is classified by UBS AM (Americas) as an "ESG-integrated" fund. The Fund's investment process integrates material sustainability and/or environmental, social and governance ("ESG") considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The Fund's portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater poten-

tial for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Focus risk: To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

China risk: There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may have an adverse impact on the Chinese economy. Additionally, the Chinese economy is highly dependent on the exportation of products and services, and could experience a significant slowdown due to a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers,

11

trade or political disputes with China's major trading partners, natural disasters, or public health threats.

Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Stock Connect investing risk: Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when the Stock Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

China A-shares risk: China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A–shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax ("WHT") on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Initial public offerings ("IPOs")/private placement risk: The purchase of shares issued in IPOs and investments in the stocks of privately held companies may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or

12

less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market security. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and their expenses.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing the Fund's performance for the year 2019 and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI Emerging Markets Index (net) reflects no deduction for fees, expenses or taxes but is net of dividend tax withholding. The Fund's past performance (before and after taxes) is not necessarily

13

an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P2 shares' after-tax returns shown.

Total return (Class P2)*

* 2019 is the Fund's first full year of operations.
Total return January 1 - September 30, 2020: 1.80%
Best quarter during calendar year shown—4Q 2019: 13.97%
Worst quarter during calendar year shown—3Q 2019: (3.33)%

Average annual total returns (for the periods ended December 31, 2019)

	1 year	Life of class
Class P2 (6/4/18) Return before taxes	26.47%	3.19%
Return after taxes on distributions	25.81	1.65
Return after taxes on distributions and sale of fund shares	16.40	1.66
MSCI Emerging Markets Index (net)	18.44	1.50

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Urs Antonioli, portfolio manager of the Fund since its inception.

•  Manish Modi, portfolio manager of the Fund since its inception.

•  Shou-Pin Choo, portfolio manager of the Fund since its inception.

•  Gabriel Csendes, portfolio manager of the Fund since its inception.

•  Geoffrey Wong, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

Class P2 shares of the Fund are available for purchase on behalf of clients of a wrap fee program or other advisory programs in which the Advisor exercises investment discretion. There are no minimum investment requirements for purchases on behalf of clients in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee. For such institutional clients, the required minimum initial investment is $25 million, except that UBS Asset Management (US) Inc. ("UBS AM (US)") may waive the minimum for institutional clients at UBS AM (US)'s sole discretion. Class P2 shares of the Fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when a client terminates their wrap fee or advisory program account or, for institutional clients, their investment management agreement. Other registered investment companies managed by the Advisor also may purchase Class P2 shares of the Fund, subject to no minimum investment requirements.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

14

UBS International Sustainable Equity Fund
Fund Summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), exercises investment discretion. Clients pay a wrap fee or a similar advisory fee to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.80%
Distribution and/or service (12b-1) fees	None
Other expenses[1]	0.32
Total annual fund operating expenses	1.12
Less management fee waiver/expense reimbursements[2]	0.87
Total annual fund operating expenses after management fee waiver/expense reimbursements[2]	0.25

1  "Other expenses" are based on estimates for the current fiscal year and include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

2  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive its management fees and retained administration fees, and to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) through the period ending October 28, 2021 do not exceed 0.25%. Pursuant to the expense limitation agreement, the Advisor is entitled to be reimbursed for any expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the reimbursement or (ii) at the time of the recoupment. The expense limitation agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the expense limitation agreement, however, the Advisor's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class P2	$26	$269	$533	$1,285

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating

15

expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of issuers located throughout the world; equity securities of real estate investment trusts ("REITs"); and exchange-traded funds ("ETFs"). Under normal market conditions, the Fund invests primarily (at least 65% of its total assets) in issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Up to 35% of the Fund's assets may be invested in US equity securities. The Fund may invest in issuers from both developed and emerging markets. The Fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include futures, forward currency agreements and equity participation notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); or to obtain exposure to certain markets (except for forward currency agreements). The Fund also may use futures contracts on equity securities and indices to gain market exposure on its uninvested cash.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

The Advisor's investment decisions are based upon price/value discrepancies as identified by the Advisor's fundamental valuation process.

In selecting securities for the portion of the Fund that is managed according to the Advisor's fundamental valuation process, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Advisor will employ both a positive and negative screening process with regard to securities selection for all equity stocks for the Fund. The negative screening process will exclude securities with more than 5% of sales in alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), gambling and pornography from the Fund's portfolio. We believe that this negative screen reduces the global universe by about 6% by market capitalization, and we do not expect it to have a material impact on portfolio construction or strategy. The Advisor may modify the above list of negative screens at any time, without prior shareholder approval or notice.

The positive screening process will identify securities of companies that are attractive based on their fundamental and valuation profile in addition to evaluating specific sustainability factors.

These sustainability factors are material factors that help the Advisor evaluate and compare the environmental, social and governance performance of the investable universe. This information is combined with additional financial analysis and research to identify companies the Advisor believes will provide attractively valued and sustainable investment opportunities.

The Advisor uses an ESG Material Issues Framework to identify 3 to 5 of the most financially relevant factors, per sector, that can impact the investment thesis

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across different industry sectors. The universe of sustainability issues includes environmental factors such as global greenhouse gas emissions and wastewater management; social factors such as customer privacy and product safety; and governance factors such as critical and systemic risk management.

The Advisor uses a proprietary risk tool to combine scores and data points from a number of reputable external research providers together with the UBS internal ESG model to flag companies with elevated sustainability risks. In addition, absolute ESG risks such as poor corporate governance and high ESG controversy levels are included in the Advisor's risk tool. Collectively, these inputs lead to an ESG Risk Signal which flags companies with high ESG risks. Once outliers are identified, the Advisor conducts more in-depth analysis to assess the material impact of the ESG risks.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers.

Emerging market risk: There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

China risk: There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may have an adverse impact on the Chinese economy. Additionally, the Chinese economy is highly dependent on the exportation of products and services, and could experience a significant slowdown due to a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers, trade or political disputes with China's major trading partners, natural disasters, or public health threats.

Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

Stock Connect investing risk: Investing in A-shares through Stock Connect is subject to trading, clearance,

17

settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when the Stock Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

China A-shares risk: China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese withholding tax ("WHT") on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Sustainability factor risk: Because the Fund uses sustainability factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. As a result, the Fund's sustainability factors used in its investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics, and the Fund's sustainability factors may be linked to long-term rather than short-term returns. The sustainability factors may cause the Fund's industry allocation to deviate from that of funds without these considerations.

Small- and mid-capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

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Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall market securities. In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's Class P performance information in a bar chart and an average annual total returns table. There is no performance information quoted for the Class P2 shares of the Fund as the Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although the Class P2 shares are invested in the same portfolio of securities as the Class P shares, returns for the Class P2 shares will differ from the Class P shares to the extent that the Class P2 shares are subject to different expenses. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI ACWI ex-US Index reflects no deduction for fees, expenses or taxes but is net of dividend tax withholding. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. In October 2013, the Fund's investment strategies changed. The performance below for periods prior to that date is attributable to the Fund's performance before the strategy change. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)

Total return January 1 - September 30, 2020: (3.49)%
Best quarter during calendar years shown—3Q 2010: 17.29%
Worst quarter during calendar years shown—3Q 2011: (23.88)%

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Average annual total returns (for the periods ended December 31, 2019)

Class (inception date)	1 year	5 years	10 years
Class P (8/31/93) Return before taxes	22.61%	5.62%	5.83%
Return after taxes on distributions	22.34	5.32	5.41
Return after taxes on distributions and sale of fund shares	13.82	4.46	4.68
MSCI ACWI ex-US Index	21.51	5.51	4.97

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio managers

•  Bruno Bertocci, portfolio manager of the Fund since 2013.

•  Joseph Elegante, portfolio manager of the Fund since 2016.

Purchase & sale of Fund shares

Class P2 shares of the Fund are available for purchase on behalf of clients of a wrap fee program or other advisory programs in which the Advisor exercises investment discretion. There are no minimum investment requirements for purchases on behalf of clients in such programs. Shares of Class P2 are also available for pur-

chase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee. For such institutional clients, the required minimum initial investment is $25 million, except that UBS Asset Management (US) Inc. ("UBS AM (US)") may waive the minimum for institutional clients at UBS AM (US)'s sole discretion. Class P2 shares of the Fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for business. In addition, Class P2 shares will be redeemed when a client terminates their wrap fee or advisory program account or, for institutional clients, their investment management agreement. Other registered investment companies managed by the Advisor also may purchase Class P2 shares of the Fund, subject to no minimum investment requirements.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

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UBS Sustainable Development Bank Bond Fund
Fund Summary

Investment objective

The Fund seeks current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of Class P2 are available for purchase on behalf of clients of a fee-based program or certain other advisory programs in which UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), exercises investment discretion. Clients pay a wrap fee or a similar advisory fee to participate in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee.

Shareholder fees (fees paid directly from your investment)

Class P2
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P2
Management fees	0.15%
Distribution and/or service (12b-1) fees	None
Other expenses[1]	0.92
Total annual fund operating expenses	1.07
Less management fee waiver/expense reimbursements[2]	0.92
Total annual fund operating expenses after management fee waiver/expense reimbursement[2]	0.15

1  "Other expenses" are based on estimates for the current fiscal year. "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

2  The Trust, with respect to the Fund, and the Advisor, have entered into a written agreement pursuant to which the Advisor has agreed to waive its management fees and retained administration fees, and to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) through the period ending October 28, 2021 do not exceed 0.15%. Pursuant to the expense limitation agreement, the Advisor is entitled to be reimbursed for any expenses it reimburses to the extent such reimbursement can be made during the three years following the period during which such expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the reimbursement or (ii) at the time of the recoupment. The expense limitation agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the expense limitation agreement, however, the Advisor's three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 year	3 years	5 years	10 years
Class P2	$15	$249	$501	$1,223

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's port-

21

folio turnover rate was 80% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development. The Fund invests in multilateral development bank bonds but may also invest in regional or national development bank obligations. The Fund's investment in obligations issued by the International Bank for Reconstruction and Development and the Inter-American Development Bank may be significant, but the Fund normally will not invest more than 25% of its net assets in either issuer.

Under normal circumstances, the Fund will invest in securities that, at the time of purchase, possess a minimum rating of A3 by Moody's Investors Service, Inc. ("Moody's") or A- by Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc. ("Fitch"), comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by the Advisor to be of comparable quality.

The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms. The Fund generally invests only in US dollar-denominated securities.

The Fund may, but is not required to, engage in derivatives transactions. Derivatives instruments such as futures may be used for risk management purposes to hedge against a specific security or for investment (non-hedging) purposes to earn income or adjust portfolio duration. The Fund does not seek to use derivatives extensively.

The Fund may invest in exchange-traded funds ("ETFs") to gain exposure to certain asset classes.

The Fund is a non-diversified fund, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company.

Management process

The Advisor seeks to invest in bonds issued by development banks. The Advisor constructs the portfolio consisting of multilateral and regional development banks. The Advisor focuses primarily on bonds issued by multilateral development banks which may include, but are not limited to, the International Bank for Reconstruction and Development and other member institutions of the World Bank Group, the Inter-American Development Bank, the Asian Development Bank, the African

Development Bank, and the European Bank for Reconstruction and Development. Development banks are formed by their member states with the objective to provide financial and technical assistance to improve overall living standards through sustainable economic development and growth. While each development bank has a distinct focus, development banks generally use their capital for projects that seek to improve the state of the developing world, promote sustainable growth and raise living standards.

The Advisor selects investments for the Fund based on available supply and liquidity parameters (including, for example, such factors as evaluating amounts outstanding, available dealer inventory, and volumes traded in the secondary market) utilizing a stratified sampling approach (investing in a representative cross-section of the investment universe) to optimize tracking error and minimize transaction cost. The Fund will be managed relative to a composite index, which is a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. The Fund does not seek to directly replicate the index. The Fund's composite index is the Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index. (The Fund reserves the right in its discretion to change the index.) The Fund's development bank bond investments may include issuers that are not part of the composite index. The Fund will seek to maintain a concentrated portfolio of development bank bonds emphasizing multilateral development banks. The portfolio management team will select the bonds in the market that meet their selection criteria with intention to provide similar risk/return characteristics as the broader development bank bond market.

The Fund may engage in active trading to adjust the portfolio in response to investor activity and to rebalance the portfolio as new development bank issuers come to the market and existing issuers enter the index or mature.

Main risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Risks of development bank bonds: The value of the Fund's investments in bonds issued by development banks may fall due to adverse financial market developments in the United States and abroad. Borrowers from development banks include foreign countries, which may include emerging market coun-

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tries, and borrowers of specific development banks also include the private sector with or without government guarantee. Therefore, negative economic, social and political developments could affect the ability of a borrower to repay its loan to the development bank and thus affect its financial condition. In addition, investments in such development bank bonds may involve special risks because the Fund may have limited legal recourse in the event of default. Also, development bank bonds may sometimes be less liquid and more difficult to sell and to value than high-quality securities of US issuers. Bonds issued by a development bank are backed by the shareholders of the development bank. The development bank may be supported via various mechanisms including, preferred creditor status, equity injections by its shareholders and callable capital, even though the latter may have never been tested with respect to an issuer. Changes in the shareholder structure of a development bank or changes in the strength of the support by its shareholders could affect the credit rating and thus the value of the bonds issued by the development bank.

Concentration risk: The Fund concentrates in the bonds of development banks. The risk is that if the Fund has most of its investments in a single industry, its portfolio will be more susceptible to factors adversely affecting that industry than would a more diverse portfolio of securities.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as certain types of interest rate changes by the Federal Reserve.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Liquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile, and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio turnover risk: High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations) and the risk that changes in the value of a derivative may not correlate perfectly with the

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underlying asset, rate, index or overall market security. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; an ETF may not replicate exactly the performance of the benchmark index it seeks to track; trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of the ETF.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

The performance information that follows shows the Fund's Class P performance information in a bar chart and an average annual total returns table. There is no performance information quoted for the Class P2 shares of the Fund as the Class P2 shares have not completed a full calendar year of operations as of the date of this prospectus. Although the Class P2 shares are invested in the same portfolio of securities as the Class P shares, returns for the Class P2 shares will differ from the Class P shares to the extent that the Class P2 shares are subject to different expenses. The information provides some indication of the risks of investing in the Fund by showing the Fund's performance for the year 2019 and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance and a composite index. The Bloomberg Barclays U.S. Treasury Index shows how the Fund's performance compares to an index that is designed to measure US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. The Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index is a composite index, constructed from a blend of two market indexes designed to measure the performance of the US dollar-denominated multilateral development bank bond market. Indices reflect no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/usmutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the aftertax returns shown are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return (Class P)*

* 2019 is the Fund's first full year of operations.
Total return January 1 - September 30, 2020: 7.07%
Best quarter during calendar year shown—2Q 2019: 2.88%
Worst quarter during calendar year shown—4Q 2019: (0.44)%

Average annual total returns (for the periods ended December 31, 2019)

	1 year	Life of Class
Class P (10/24/18) Return before taxes	6.80%	7.59%
Return after taxes on distributions	5.62	6.40
Return after taxes on distributions and sale of fund shares	4.01	5.28
Bloomberg Barclays U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	6.86	9.92
Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index	6.74	9.59

Investment advisor

UBS Asset Management (Americas) Inc. serves as the investment advisor to the Fund.

Portfolio manager

•  Matthias Dettwiler, portfolio manager of the Fund since its inception.

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Purchase & sale of Fund shares

Class P2 shares of the Fund are available for purchase on behalf of clients of a wrap fee program or other advisory programs in which the Advisor exercises investment discretion. There are no minimum investment requirements for purchases on behalf of clients in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee. For such institutional clients, the required minimum initial investment is $25 million, except that UBS Asset Management (US) Inc. ("UBS AM (US)") may waive the minimum for institutional clients at UBS AM (US)'s sole discretion. Class P2 shares of the Fund may be redeemed on any business day, which is any day the New York Stock Exchange is open for busi-

ness. In addition, Class P2 shares will be redeemed when a client terminates their wrap fee or advisory program account or, for institutional clients, their investment management agreement. Other registered investment companies managed by the Advisor also may purchase Class P2 shares of the Fund, subject to no minimum investment requirements.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

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More information about the funds—UBS All China Equity Fund

Investment objective, strategies,
securities selection and risks

Fund objective

The Fund seeks to maximize capital appreciation.

The Fund's investment objective is "non-fundamental." This means that it may be changed by the Fund's Board of Trustees without shareholder approval.

Principal investment strategies

The Advisor seeks to achieve the Fund's investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets (plus borrowings for investment purposes, if any) in a portfolio of equity securities of companies economically tied to China, and in other instruments that have economic characteristics similar to such securities. For this purpose, China includes the PRC and Hong Kong. A security will be considered to be economically tied to China if it: (i) is issued or guaranteed by a government of China or any of its agencies, political subdivisions or instrumentalities; (ii) has its primary trading market in China; (iii) is issued by an entity organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in China; (iv) is included in an index representative of China; or (v) is exposed to the economic fortunes and risks of China.

Equity securities may include common stocks; preferred stocks; equity securities of REITs; shares of other investment companies, including ETFs; depositary receipts; and derivative instruments related to equity securities, including equity participation notes, options and futures on individual securities and indexes. The Fund's investments may include investments in securities of companies listed on exchanges located in and outside of the PRC, including but not limited to the Hong Kong Stock Exchange, Taiwan Stock Exchange, Singapore Exchange, the New York Stock Exchange, and London Stock Exchange. The Fund's investments also include China A-shares. China A-shares are equity securities issued by companies incorporated in mainland China and are denominated and traded in RMB on the Shenzhen and Shanghai Stock Exchanges through Stock Connect. Up to 20% of the Fund's net assets may be invested in equity and equity-related instruments that are not considered economically tied to China.

The Fund may invest in companies of any size. The Fund is a non-diversified fund, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company.

The Advisor believes that discrepancies between market price and fair value arise from market behavior and market structure, and these discrepancies provide opportunities to outperform the market. To take advantage of these opportunities, the Advisor seeks to identify upcoming industry leaders in key secular growth sectors early in the company's lifecycle and when the company's share price trades far below our estimate of the firm's fair value.

The Advisor adopts a benchmark agnostic approach (meaning that the Advisor selects companies without the benchmark by which the Fund measures performance (the MSCI China All Shares Index (net)) being determinative), and the Fund may have a wider deviation from the benchmark than other funds. This approach provides another opportunity to add value as the Advisor believes that some industries are not adequately represented in the stock indices for China. This is expected to enable the Advisor to identify non-benchmark companies with stronger long-term growth potential than might otherwise be the case.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency

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More information about the funds—UBS All China Equity Fund

exchange rates, commodities and related indexes. The derivatives in which the Fund may invest include options (including options on securities, indices, futures, forwards, and swap agreements), futures, forward currency agreements, swap agreements (including interest rate, total return and currency) and equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. Further, the Fund may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with the settlement of securities. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); to obtain exposure to certain markets; or to establish net short positions for individual currencies (except for equity participation notes).

Under certain market conditions, the Fund may invest in companies at the time of their IPO.

Securities selection

The investment process for the All China strategy is driven by bottom-up proprietary research. As a starting point, the investment universe includes all investable quoted equities domiciled in China and/or generating the majority of their income in China. The investment team is expected to exclude companies exhibiting what we view as unsustainable business models, poor corporate governance practices, and negative industry dynamics. In order to form a qualitative assessment of a company, the Advisor scores companies based on a set of questions covering three areas:

1.  Industry Structure and Company's Competitiveness

2.  Trends & Profitability: Trends and Sustainability

3.  Governance, disclosure, environmental and social practices

The Advisor further conducts extensive valuation analysis incorporating company/industry fundamentals, future operations, and cash generation. Peer comparisons and valuation bands are also studied based on historical and forward looking financials.

The Advisor seeks to construct a "best ideas," concentrated, high-conviction portfolio. The companies would be selected based on the attractiveness of their valuations, top down macro factors, and a conviction that the investment thesis is likely to be realized. Positions would be assigned weights based on the investment parameters for the strategy and the portfolio manager's conviction in the investment thesis. The Advisor aims to construct a portfolio diversified across many sectors with no single stock position being greater than 10% of the portfolio.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  China risk—There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well

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More information about the funds—UBS All China Equity Fund

as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

  Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, natural disasters, public health threats or adverse investor perceptions, whether or not accurate.

  Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country's products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the Fund's performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

  Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of compa-

nies in China in which the Fund invests. Chinese taxes that may apply to the Fund's investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Emerging market risk—The risk that investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers.

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More information about the funds—UBS All China Equity Fund

Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  Stock Connect investing risk—Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

•  China A-shares risk—China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

  Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese WHT on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

  In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-shares and may be subject to special US federal income tax rules that could adversely affect the Fund. Also, the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares.

•  Geographic concentration risk—The risk is that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing

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More information about the funds—UBS All China Equity Fund

buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  IPOs risk—The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unsea-

soned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus ("COVID-19") and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

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More information about the funds—UBS All China Equity Fund

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Investing in other funds risk—The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and their expenses.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

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More information about the funds—UBS All China Equity Fund

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Cash/Cash Equivalents Risk—To the extent the Fund holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, the Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns than the Fund's benchmark or other funds that remain fully invested.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Advisor has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the US Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's Statement of Additional Information ("SAI"). Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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More information about the funds—UBS Emerging Markets Equity Opportunity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, common stock; shares of collective trusts, investment companies, including ETFs; preferred stock; securities convertible into common stock, rights, warrants and options; sponsored or unsponsored depository receipts and depository shares, including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts; equity securities of REITs; securities sold in private placements; and new issues, including initial and secondary public offerings.

Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa and/or the Middle East.

The Fund may invest in stocks of companies of any size. The Fund will generally hold the stocks of between 20 to 40 issuers. The Fund may invest up to +/- 15% of its benchmark's weighting (the MSCI Emerging Markets Index) in any one country or sector.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the

1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options (including options on securities, indices, futures, forwards and swap agreements), futures, forward agreements, swap agreements (including interest rate, total return and currency), equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments (except for forward currency agreements), to obtain exposure to certain markets, or to establish net short positions for individual currencies (except for equity participation notes). Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. Further, the Fund may acquire and sell forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with the settlement of securities.

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country. The Fund considers a country's market to be an "emerging market" if it is defined as an emerging or developing economy by any of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan, MSCI or FTSE emerging markets

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More information about the funds—UBS Emerging Markets Equity Opportunity Fund indices to be an emerging market country. The countries included in this definition will change over time.

The Fund may invest in securities issued by companies in any market capitalization range, including small capitalization companies.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging markets countries.

Securities selection

The Advisor employs a high alpha long opportunistic strategy, also known as the "UBS-HALO" strategy. The UBS-HALO strategy is a long-term investing approach focused on taking opportunities that seek to produce superior performance relative to the benchmark (the difference of which is "alpha"). The Advisor follows a price to intrinsic value approach. The price to intrinsic value investment philosophy means the Advisor pays great attention to investment fundamentals and expected cash flows when assessing investments. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

In selecting individual securities for investment, the Advisor considers, among others:

•  A company's potential cash generation

•  Earnings outlook

•  Expected sustainable return on investments

•  Expected sustainable growth rates

•  Stock prices versus a company's asset or franchise values

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund is classified by UBS AM (Americas) as an "ESG-integrated" fund. The Fund's investment process integrates material sustainability and/or environmental, social and governance ("ESG") considerations into the research process. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. The analysis of material sustainability/ESG considerations can include many different aspects, including, for example, the carbon footprint, employee health and well-being, supply chain management, fair customer treatment and governance processes of a company. The Fund's portfolio managers may still invest in securities with a higher ESG risk profile where the portfolio managers believe the potential compensation outweighs the risks identified.

The Fund may lend its portfolio securities to generate additional income.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies.

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More information about the funds—UBS Emerging Markets Equity Opportunity Fund

Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Emerging market risk—The risk that investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  Focus risk—To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

•  China risk—There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity,

expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

  Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, natural disasters, public health threats or adverse investor perceptions, whether or not accurate.

  Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country's products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the Fund's per-

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More information about the funds—UBS Emerging Markets Equity Opportunity Fund formance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

  Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund's investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Stock Connect investing risk—Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

•  China A-shares risk—China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

  Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese WHT on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

  In addition, to the extent the Fund invests in swaps and other derivative instruments, such investments may be less tax-efficient from a US tax perspective than direct investment in A-shares and may be subject

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More information about the funds—UBS Emerging Markets Equity Opportunity Fund to special US federal income tax rules that could adversely affect the Fund. Also, the Fund may be required to periodically adjust its positions in those instruments to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares.

•  IPOs/private placement risk—The purchase of shares issued in IPOs and investments in the stocks of privately held companies expose a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading.

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a

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More information about the funds—UBS Emerging Markets Equity Opportunity Fund prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures or swaps contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearing-

house are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Investing in other funds risk—The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and their expenses.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securi-

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More information about the funds—UBS Emerging Markets Equity Opportunity Fund ties. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmen-

tal regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of a CPO under the CEA and the rules of the US CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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More information about the funds—UBS International Sustainable Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of issuers located throughout the world; equity securities of REITs; and ETFs. Under normal market conditions, the Fund invests primarily (at least 65% of its total assets) in issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Up to 35% of the Fund's assets may be invested in US equity securities. The Fund may invest in issuers from both developed and emerging markets. The Fund's investments may include investments in China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of September 30, 2020, the Fund was invested in securities of issuers from 34 countries. The Fund may invest in stocks of companies of any size.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the

1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, index or other market factor and may relate to stocks, bonds, interest rates, credit, currencies or currency exchange rates, commodities and related indexes. Examples of derivatives include options, futures, forward currency agreements, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments (except for forward currency agreements), or to obtain exposure to certain markets (except for forward currency agreements). The Fund also may use futures contracts on equity securities and indices to gain market exposure on its uninvested cash.

Under certain market conditions, the Fund may invest in companies at the time of their IPO.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities.

Securities selection

The Advisor's investment decisions are based upon price/value discrepancies as identified by the Advisor's fundamental valuation process.

In selecting securities for the portion of the Fund that is managed according to the Advisor's fundamental valuation process, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing

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market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Advisor will employ both a positive and negative screening process with regard to securities selection for all equity stocks for the Fund. The negative screening process will exclude securities with more than 5% of sales in alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), gambling and pornography from the Fund's portfolio. The Advisor may modify this list of negative screens at any time, without shareholder approval or notice. We believe that this negative screen reduces the international universe by about 6% by market capitalization and we do not expect it to have a material impact on portfolio construction or strategy. The positive screening process will identify securities of companies that are attractive based on their fundamental and valuation profile in addition to evaluating specific sustainability factors.

These sustainability factors are material factors that help the Advisor evaluate and compare the environmental, social and governance performance of the investable universe. This information is combined with additional financial analysis and research to identify companies the Advisor believes will provide attractively valued and sustainable investment opportunities.

The Advisor uses an ESG Material Issues Framework to identify 3 to 5 of the most financially relevant factors, per sector, that can impact the investment thesis across different industry sectors. The universe of sustainability issues includes environmental factors such as global greenhouse gas emissions and wastewater management; social factors such as customer privacy and product safety; and governance factors such as critical and systemic risk management.

The Advisor uses a proprietary risk tool to combine scores and data points from a number of reputable external research providers together with the UBS internal ESG model to flag companies with elevated sustainability risks. In addition, absolute ESG risks such as poor corporate governance and high ESG controversy levels are included in the Advisor's risk tool. Collectively, these inputs lead to an ESG Risk Signal which flags companies with high ESG risks. Once outliers are identified, the Advisor conducts more in-depth analysis to assess the material impact of the ESG risks.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company and investments in index futures that are designed to provide exposure to a particular currency market. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes. The Fund does not pay advisory fees in connection with its investment in the investment companies advised by the Advisor, but may pay its proportional share of the operating expenses associated with such investments.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries. The risk of investing in Europe may be

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heightened due to the referendum in which the United Kingdom ("UK") voted to exit the European Union ("EU") (referred to as "Brexit"). On January 31, 2020, the UK officially withdrew from the EU and entered a transitional phase during which the UK and EU are to negotiate the terms of their future trading relationship. There is a significant degree of uncertainty about how negotiations will be conducted, as well as the potential outcome and consequences. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, and result in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

•  Emerging market risk—There are additional risks inherent in investing in less developed countries that are applicable to the Fund. Compared to the United States and other developed countries, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further, emerging countries may have economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regula-

tors to bring enforcement actions against such issuers. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest may experience high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

•  China risk—There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, which means an investment in these countries has more heightened risks than general foreign investing due to a lack of established legal, political, business and social frameworks in these countries to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China, Hong Kong and Taiwan tend to be lower than such standards in more developed economies.

  Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, natural disasters, public health threats or adverse investor perceptions, whether or not accurate.

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More information about the funds—UBS International Sustainable Equity Fund

  Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country's products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry, which could have a negative impact on the Fund's performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

  Additionally, emerging market countries, such as China, may subject the Fund's investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund's investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

•  Stock Connect investing risk—Investing in A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund's ability to invest in A-shares through the Stock Connect program. A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in A-shares. Therefore, the Fund's investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Shanghai and

Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

•  China A-shares risk—China A-shares are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Investments by foreign investors in A-shares are subject to various restrictions, regulations and limits. The A-share market is volatile with a risk of suspension of trading in a particular security or multiple securities or government intervention. The A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions could lead to greater market execution risk, valuation risks, liquidity risks, and costs for the Fund.

  Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect the Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the developing state of the PRC's investment and banking systems in general.

  Per a circular (Caishui [2014] 79), the Fund is expected to be temporarily exempt from the Chinese WHT on capital gains on trading in A-shares. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. If the Fund expects such WHT on trading in A-shares to be imposed, it reserves the right to establish a reserve for such tax, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund's payment of it. Investors should note that such provision may be excessive or inadequate to meet actual WHT liabilities (which could include interest and penalties) on the Fund's investments. As a result, investors may be

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advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

•  Sustainability factor risk—Because the Fund uses sustainability factors to assess and exclude certain investments for non-financial reasons, the Fund may forego some market opportunities available to funds that do not use these factors. As a result, the Fund's sustainability factors used in its investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics, and the Fund's sustainability factors may be linked to long-term rather than short-term returns. The sustainability factors may cause the Fund's industry allocation to deviate from that of funds without these considerations.

•  Small- and mid-capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  IPOs risk—The purchase of shares issued in IPOs exposes a fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated

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with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures contract, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of deriv-

atives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs

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incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of a commodity pool operator ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the US Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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More information about the funds—UBS Sustainable Development Bank Bond Fund

Investment objective, strategies,
securities selection and risks

Fund objective

The Fund seeks current income.

The Fund's investment objective is "non-fundamental." This means that it may be changed by the Fund's Board of Trustees without shareholder approval.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development. The Fund invests in multilateral development bank bonds but may also invest in regional or national development bank obligations. The Fund's investment in obligations issued by the International Bank for Reconstruction and Development and the Inter-American Development Bank may be significant, but the Fund normally will not invest more than 25% of its net assets in either issuer.

Under normal circumstances, the Fund will invest in securities that, at the time of purchase, possess a minimum rating of A3 by Moody's or A- by S&P or Fitch, comparably rated by another nationally recognized statistical rating organization, or, if unrated, are determined by the Advisor to be of comparable quality.

The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms. The Fund generally invests only in US dollar-denominated securities.

The Fund may, but is not required to, engage in derivatives transactions. Derivatives instruments such as futures may be used for risk management purposes to hedge against a specific security or for investment (non-hedging) purposes to earn income or adjust portfolio duration. The Fund does not seek to use derivatives extensively.

The Fund may invest in ETFs to gain exposure to certain asset classes. An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund is a non-diversified fund, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bonds issued by development banks.

Securities selection

The Advisor seeks to invest in bonds issued by development banks. The Advisor constructs the portfolio consisting of multilateral and regional development banks. The Advisor focuses primarily on bonds issued by multilateral development banks which may include, but are not limited to, the International Bank for Reconstruction and Development and other member institutions of the World Bank Group, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, and the European Bank for Reconstruction and Development. Development banks are formed by their member states with the objective to provide financial and technical assistance to improve overall living standards through sustainable economic development and growth. While each development bank has a distinct focus, development banks generally use their capital for projects that seek to improve the state of the developing world, promote sustainable growth and raise living standards.

The Advisor selects investments for the Fund based on available supply and liquidity parameters (including, for example, such factors as evaluating amounts outstanding, available dealer inventory, and volumes traded in the secondary market) utilizing a stratified sampling approach (investing in a representative cross-section of the investment universe) to optimize tracking error and

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minimize transaction cost. The Fund will be managed relative to a composite index, which is a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. The Fund does not seek to directly replicate the index. The Fund's composite index is the Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index. (The Fund reserves the right in its discretion to change the index). The Fund's development bank bond investments may include issuers that are not part of the composite index. The Fund will seek to maintain a concentrated portfolio of development bank bonds emphasizing multilateral development banks. The portfolio management team will select the bonds in the market that meet their selection criteria with intention to provide similar risk/return characteristics as the broader development bank bond market.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market or other conditions warrant, the Fund may make substantial temporary defensive investments in cash or cash equivalents that may be inconsistent with the Fund's principal investment strategies, which may affect the Fund's ability to pursue its investment objective.

The Fund may engage in active trading to adjust the portfolio in response to investor activity and to rebalance the portfolio as new development bank issuers come to the market and existing issuers enter the index or mature.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Risks of development bank bonds—The value of the Fund's investments in bonds issued by development banks may fall due to adverse financial market developments in the United States and abroad. Borrowers from development banks include foreign countries, which may include emerging market countries, and borrowers of specific development banks also include the private sector with or without government guar-

antee. Therefore, negative economic, social and political developments could affect the ability of a borrower to repay its loan to the development bank and thus affect its financial condition. In addition, investments in such development bank bonds may involve special risks because the Fund may have limited legal recourse in the event of default. Also, development bank bonds may sometimes be less liquid and more difficult to sell and to value than high-quality securities of US issuers. Bonds issued by a development bank are backed by the shareholders of the development bank. The development bank may be supported via various mechanisms including, preferred creditor status, equity injections by its shareholders and callable capital, even though the latter may have never been tested with respect to an issuer. Changes in the shareholder structure of a development bank or changes in the strength of the support by its shareholders could affect the credit rating and thus the value of the bonds issued by the development bank.

•  Concentration risk—The Fund concentrates in the bonds of development banks. The risk is that if the Fund has most of its investments in a single industry, its portfolio will be more susceptible to factors adversely affecting that industry than would a more diverse portfolio of securities.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued

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or changed nor that any such policy will have the desired effect on interest rates.

•  Credit risk—The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

•  Liquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. In recent years, the number and capacity of dealers that make markets in fixed income securities has decreased. Consequently, the decline in dealers engaging in market making trading activities may increase liquidity risk, which can be more pronounced in periods of market turmoil. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Liquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Portfolio turnover risk—High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capi-

tal gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and fixed-income markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the COVID-19 and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. To the extent the Fund is overweight in certain countries, regions, companies, industries or

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More information about the funds—UBS Sustainable Development Bank Bond Fund market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of derivatives is a rapidly changing area of law, and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund's lending agent.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities

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More information about the funds—UBS Sustainable Development Bank Bond Fund exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value and that trading an ETF's shares may be halted if the listing exchange's officials deem such action appropriate. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. In addition, a passively managed ETF would not necessarily sell a security because the issuer of the security was in financial trouble unless the security is removed from the index that the ETF seeks to track. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The

Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of a CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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Managing your fund account

Flexible pricing

Each Fund offers three classes of shares—Class A, Class P, and Class P2. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in a fund and how long you plan to hold your fund shares, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. Class P2 shares are available only to certain types of investors. Only Class P2 shares are offered in this prospectus.

Class P2 shares

Shareholders pay no front-end or deferred sales charges on Class P2 shares.

Class P2 shares do not pay ongoing 12b-1 distribution or service fees.

Buying shares

Class P2 shares of the Funds are available for purchase on behalf of clients of a wrap fee program or other advisory programs in which the Advisor exercises investment discretion. There are no minimum investment requirements for purchases on behalf of clients in such programs. Shares of Class P2 are also available for purchase on behalf of institutional clients with which the Advisor or its affiliates has signed a separate investment management agreement, pursuant to which such clients pay an advisory fee. For such institutional clients, the required minimum initial investment is $25 million, except that UBS AM (US) may waive the minimum for institutional clients at UBS AM (US)'s sole discretion. Other registered investment companies managed by the Advisor also may purchase Class P2 shares of the Funds, subject to no minimum investment requirements.

The Funds and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Market timers

The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when the Funds' shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

Class P2 shares of the Funds are used for separately managed accounts advised or sub-advised by the Advisor or its affiliates, on behalf of institutional clients with which the Advisor or its affiliates have signed a separate investment management agreement, and by other registered investment companies managed by the Advisor. Decisions as to whether to invest assets of a managed account, or invest assets on behalf of an institutional client, in Class P2 shares of the Funds will be made by the Advisor. Because Class P2 shares of the Fund are used as components of "wrap" accounts, Class P2 shares may be purchased or redeemed on a frequent basis for rebalancing purposes.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

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The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. If UBS AM (Americas) detects an unusual pattern of trading activity, UBS AM (Americas) will notify the Financial Intermediary of the omnibus account and will generally request that the Financial Intermediary provide underlying account detail. If UBS AM (Americas) identifies market timing activity, it generally will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary is unable to identify and block the customer or participant, UBS AM (Americas) generally will require the Financial Intermediary to block the particular plan from further purchases of Fund shares or instruct the Funds' transfer agent to block all purchases and exchange purchase orders from the Financial Intermediary. UBS AM (Americas) may periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

Certain types of transactions are generally exempt from the market timing prevention procedures. These exempt transactions include redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, purchases and redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' distributor and transfer agent, purchases and redemptions on behalf of clients of a fee based advisory program or certain other advisory programs in which UBS AM (Americas) exercises investment discretion, purchases and redemptions on behalf of institutional clients with which UBS AM (Americas) has signed an investment management agreement and exercises investment discretion on behalf of such client, purchases and redemptions below a specified monetary threshold by institutional clients with which UBS AM (Americas) has signed a separate investment management agreement, and purchases and redemptions by other registered investment companies managed by the Advisor.

Selling shares

You can sell your Fund shares at any time.

In addition, shares will be redeemed when you terminate your managed account or, for institutional clients, your investment management agreement.

Each Fund typically expects to pay sale proceeds to redeeming shareholders within 1-3 business days following receipt of a shareholder redemption order for those payments made to your account held with a financial institution; however, a Fund may take up to 7 days to pay sale proceeds. For sale proceeds that are paid directly to a shareholder by a Fund, the Fund typically expects to pay proceeds by wire, ACH, or mailing a

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check to redeeming shareholders within one business day following receipt of the shareholder redemption order; however, a Fund may take up to 7 days to pay sale proceeds.

Typically, redemptions of Fund shares will be made in cash. Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. On a less regular basis, a Fund also may draw on a bank line of credit to meet redemption requests. In addition, under stressed market conditions or a particularly large redemption, a Fund may distribute redemption proceeds in-kind (instead of cash) to meet redemption requests, as described below.

Although not routinely used by the Funds, each Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations or in particularly stressed market conditions. In these cases, you might incur brokerage or other costs converting the securities to cash. The securities included in a redemption in kind may include illiquid investments that may not be immediately saleable.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity (or that of another person(s) authorized to act on your behalf) within a reasonable time, the Fund and UBS AM (US) reserve the right to close your account and/or take such other action they deem reasonable or required by law. If we decide to close your account for this reason, your fund shares will be redeemed at the net asset value per share next calculated after the account is closed, less any applicable fees. You may recognize a gain or loss on the redemption of your Fund shares and you may incur a tax liability.

Exchanging shares

You may exchange Class P2 shares of a Fund for shares of the same class of most other Family Funds.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

The Funds may modify or terminate the exchange privilege at any time.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after a Fund receives your order in good form. If you place your order on a day the NYSE is not open, your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is calculated on the next day that the NYSE is open. If you place your order through a financial institution, your financial advisor is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values

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for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or its delegate) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in investment companies without publicly published prices are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee of the Advisor the responsibility for making fair value determinations with respect to the Funds' port-

folio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

Each Fund expects to price most of its portfolio investments based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund may use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally

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traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM (Americas), the investment advisor of the Funds.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Fund may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-

market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

A Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus or offering document.

Management

Investment advisor

UBS Asset Management (Americas) Inc. ("UBS AM (Americas)"or the "Advisor") is a Delaware corporation with its principal business offices located at One North Wacker Drive, Chicago, IL 60606 and at 1285 Avenue of the Americas, New York, NY 10019. UBS AM (Americas) is an investment advisor registered with the SEC. UBS AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of December 31, 2020, the Advisor had approximately $259.6 billion in assets under management. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $1.1 trillion in assets under management as of December 31, 2020. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

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UBS All China Equity Fund

Bin Shi is the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio.

Bin Shi is a member of the Global Emerging Market and Asia Pacific Equities teams, located in Hong Kong. He is the Country Analyst and Portfolio Manager for China with a focus on Chinese stocks listed on both the overseas and domestic Chinese stock exchanges. Mr. Shi has been at UBS Asset Management since 2006. Prior to joining UBS Asset Management, Mr. Shi spent three years as Head of International Business, portfolio manager and analyst with Boshi Fund Management Co., one of the largest domestic mutual fund companies in China. Prior to that, he worked in the United States for eight years as a portfolio manager and analyst for several US mutual fund firms. Mr. Shi has been the portfolio manager of the Fund since inception.

UBS Emerging Markets Equity Opportunity Fund

Urs Antonioli, Manish Modi, Gabriel Csendes, Geoffrey Wong, and Shou-Pin Choo are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Decisions with respect to the management of the Fund's portfolio are made on the recommendation of individual members of the Emerging Markets Equity Committee, and are approved by the Committee of which Messrs. Antonioli, Modi, Csendes, Wong, and Choo are the members. The Emerging Markets Equity Committee provides direct involvement and accountability for the specific researcher involved in decisions, tempered by the seasoned judgment of senior equity management. The Committee members meet formally on a bi-weekly basis to discuss and review research and client portfolios and review the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective and strategies. Information about Messrs. Antonioli, Modi, Csendes, Wong, and Choo is provided below.

Urs Antonioli is Head of Emerging Europe, and Middle East and Latin America Equities and a Managing Director at UBS Asset Management. Mr. Antonioli has been an investment professional with UBS Group AG since 1994. Mr. Antonioli has been a portfolio manager of the Fund since its inception.

Manish Modi is a portfolio manager within the Global Emerging Markets and Asia Pacific Equities team and a Managing Director at UBS Asset Management. Mr. Modi has been an investment professional with UBS Asset Management since 2004. Mr. Modi has been a portfolio manager of the Fund since its inception.

Gabriel Csendes is a portfolio manager within the Global Emerging Markets and Asia Pacific Equities team and a Managing Director at UBS Asset Management Mr. Csendes has been an investment professional with UBS Asset Management since 1999. Mr. Csendes has been a portfolio manager of the Fund since its inception.

Geoffrey Wong is Head of Global Emerging Markets and Asia Pacific Equities and a Managing Director at UBS Asset Management. Mr. Wong has been an investment professional with UBS Asset Management since 1997. Mr. Wong has been a portfolio manager of the Fund since its inception.

Shou-Pin Choo is a portfolio manager and technology sector analyst within the Global Emerging Markets and Asia Pacific Equities team and a Managing Director at UBS Asset Management. Mr. Choo has been an investment professional with UBS Asset Management since 2000. Mr. Choo has been a portfolio manager of the Fund since its inception.

UBS International Sustainable Equity Fund

Bruno Bertocci and Joseph Elegante are the portfolio managers for the UBS International Sustainable Equity Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are selected for the Fund's portfolio. The portfolio managers work closely with the analysts to decide how to structure the Fund.

Bruno Bertocci is Team Head of the Global Sustainable Equity team and a Managing Director at UBS Asset Management. Mr. Bertocci has over 33 years of industry experience and has been with UBS Asset Management for 15 years. Mr. Bertocci has been responsible for constructing and managing our global equity portfolios worldwide. Mr. Bertocci has been a portfolio manager of the Fund since 2013.

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Joseph Elegante, CFA, is lead portfolio manager for US equities, co-portfolio manager for Global Equities and senior portfolio manager on a range of Global Sustainable equity strategies within the Global Intrinsic Value team, and a Managing Director at UBS Asset Management. Mr. Elegante has over 25 years of portfolio management experience, including managing both institutional and private client portfolios. Prior to joining UBS Asset Management, Mr. Elegante was a portfolio manager at RMB Capital Management from 2012 to 2015 and a senior portfolio manager at AllianceBernstein from 2000 to 2012. Mr. Elegante has been a portfolio manager of the Fund since 2016.

UBS Sustainable Development Bank Bond Fund

Matthias Dettwiler is the portfolio manager for UBS Sustainable Development Bank Bond Fund. Mr. Dettwiler has access to other members of the Fixed Income investment management team who may contribute to security selection and portfolio construction.

Matthias Dettwiler is Head of Index Fixed Income and has overall responsibility for all index tracking fixed income portfolios globally. Mr. Dettwiler is a Managing Director at UBS Asset Management and has been with UBS since 1995 and joined fixed income portfolio management in 2000. Mr. Dettwiler has been the portfolio manager of the Fund since inception.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The investment advisory fees (expressed as an annual rate) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following tables as of June 30, 2020. During the fiscal year ended June 30, 2020 the Funds paid the Advisor investment advisory fees as set forth in each respective Fund's "Annual fund operating expenses" table ("Expense Table") in the line item "Management fees" as found in each Fund Summary at the front of this prospectus (except that (1) such amounts do not reflect fee waivers and (2) amounts listed for UBS All China Equity Fund are based on the contractual rate as that Fund had not commenced operations during such period).

The Advisor has contractually agreed to waive its management fees and retained administration fees, and reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses with respect to all of the Funds and excluding dividend expense and security loan fees for securities sold short with respect to the UBS All China Equity Fund) do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 28, 2021. The contractual fee waiver agreement also provides that the Advisor is entitled to be reimbursed for expenses it reimbursed to the extent such reimbursement can be made during the three fiscal years following the period during which such expense reimbursements were made, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the lesser of the applicable expense limit that is in place for the Fund (i) at the time of the reimbursement or (ii) at the time of the recoupment.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of the UBS Emerging Markets Equity Opportunity Fund, UBS International Sustainable Equity Fund and UBS Sustainable Development Bank Bond Fund is available in the Funds' most recent annual report to shareholders for the fiscal period ended June 30. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and Advisor on behalf of the UBS All China Equity Fund will be available in the UBS All China Equity Fund's first report to shareholders.

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	Effective gross advisory fee as of	Advisory fee breakpoint schedule
Fund	June 30, 2020	Assets under management	Fee
UBS All China Equity Fund	N/A1	First $250 million	0.850%
		On the next $250 million – $500 million	0.825
		On the next $500 million – $750 million	0.800
		On the next $750 million – $1 billion	0.775
		Above $1 billion	0.750
UBS Emerging Markets Equity Opportunity Fund	0.89%	First $250 million	0.900%
		On the next $250 million – $500 million	0.875
		On the next $500 million – $750 million	0.850
		On the next $750 million – $1 billion	0.825
		Above $1 billion	0.750
UBS International Sustainable Equity Fund[2]	0.80%	First $250 million	0.800%
		On the next $250 million – $500 million	0.775
		On the next $500 million – $750 million	0.750
		On the next $750 million – $1 billion	0.725
		On the next $1 billion – $2 billion	0.675
		Above $2 billion	0.650
UBS Sustainable Development Bank Bond Fund	0.15%	First $250 million	0.150%
		On the next $250 million – $500 million	0.145
		On the next $500 million – $750 million	0.140
		On the next $750 million – $1 billion	0.135
		Above $1 billion	0.130

1  The Fund has not yet operated for a full fiscal year.

2  Prior to October 28, 2020, the investment advisory fee payable to the Advisor, before fee waivers and/or expense reimbursements, by the Fund was: 0.80% on assets under management of $0 – $500 million, 0.75% on the next $500 million – $1 billion, 0.70% on the next $1 billion – $1.5 billion, 0.675% on the next $1.5 billion – $2 billion and 0.65% on assets under management above $2 billion.

Administrator

UBS AM (Americas) is also the administrator of the Funds. Each Fund pays UBS AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services, before fee waivers and/or expense reimbursements, if any.

Disclosure of portfolio holdings

The UBS All China Equity Fund and UBS International Sustainable Equity Fund will generally post on its Web Site at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html, the ten largest equity portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar quarter-end, 25 calendar days after the end of the calendar quarter. The UBS Emerging Markets Equity Opportunity Fund will generally post on its Web Site at http://www.ubs.com/us/en/asset_management/individual_investors/mutual_fund.html, (i) the 10 largest portfolio holdings of the Fund and the percentage that each of these holdings represents of the Fund's total assets, and the Fund's top/bottom 5 contributors to performance, each as of the most recent calendar-quarter end, 15 business days after the end of the calendar quarter; and (ii) the 20 largest portfolio holdings of the Fund and the percentage that each of these holdings represents of the Fund's total assets, and the Fund's top/bottom 10 contributors to performance, each as of the most recent calendar-quarter end, 30 calendar days after the end of the calendar quarter.

In addition, upon launch of the UBS All China Equity Fund, the Fund will provide initial public disclosures of portfolio holdings on its Web Site at https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/mutual_fund.html. On the day after the UBS All China

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Equity Fund's launch, the Fund will post a complete schedule of portfolio holdings as of its launch date, and within five business days after the month-end of the month in which the UBS All China Equity Fund is launched, the Fund will post a complete schedule of portfolio holdings as of such month end.

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The schedule of portfolio holdings in the Funds' Forms N-PORT are available on the SEC's Web Site at www.sec.gov. Additionally, you may obtain copies of Forms N-PORT from the Funds upon request by calling 1-800-647 1568.

Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html. Other information regarding each Fund may also be found on the Fund's Web Site. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

Dividends and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended ("IRC"). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The UBS All China Equity Fund, UBS Emerging Markets Equity Opportunity Fund and UBS International Sustainable Equity Fund expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually. The UBS Sustainable Development Bank Bond Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—Each Fund expects, based on investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you

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reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. Because the income of the UBS Sustainable Development Bank Bond Fund is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions of which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Funds are required to report to you and the Internal Revenue Service ("IRS") annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis. Cost basis will be calculated using a Fund's default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

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Other reporting and withholding requirements—Under the Foreign Account Tax Compliance Act ("FATCA"), a Fund will be required to withhold a 30% tax on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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Related prior performance information

Because the Advisor or its affiliates has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages UBS All China Equity Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor or its affiliates with substantially similar investment objectives, policies and investment strategies as the UBS All China Equity Fund. The Account Composite Performance was obtained from the records maintained by the Advisor. The following presentation also shows the Account Composite Performance adjusted to reflect the UBS All China Equity Fund's Class A estimated net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50%. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Fund's own historical performance. The Account Composite Performance should not be considered a substitute for the Fund's performance, and the Account Composite

Performance is not necessarily an indication of the Fund's future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940, as amended, and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance is calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor or its affiliates. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor or its affiliates. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

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Related prior performance information*

Composite performance: All China Equity Composite ("ACEC")
For periods ended December 31, 2020

Year	ACEC: net return after expenses and sales charge[1]	ACEC: net return after expenses[2]	ACEC: gross return before expenses and sales charge	MSCI China All Shares Index (net)[3]
1 year	22.96%	29.61%	31.32%	33.41%
Since inception (May 30, 2018)	10.43	16.46	18.02	11.04

Composite performance: ACEC
January 1, 2019 through December 31, 2020

Year	ACEC: net return after expenses and sales charge[1]	ACEC: net return after expenses[2]	ACEC: gross return before expenses and sales charge	MSCI China All Shares Index (net)[3]
2019	36.57%	43.89%	45.78%	30.23%
2020	22.96	29.61	31.32	33.41

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' estimated net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' estimated net expenses.

3  The MSCI China All Shares Index (net) captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips and foreign listings (e.g. ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. Investors should note that the index does not reflect the deduction of fees, expenses or taxes but is net of dividend tax withholding.

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Financial highlights

The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following table has been derived from the financial statements audited by the Fund's independent registered public accounting firm, Ernst & Young LLP, whose unqualified report thereon (the "Report") appears in the Fund's Annual Report to Shareholders dated June 30, 2020 (the "Annual

Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Fund's financial statements for the fiscal year ended June 30, 2020 and the Report are incorporated by reference into the SAI. No financial information is presented for UBS All China Equity Fund as UBS All China Equity Fund had not commenced operations as of the Fund's most recent fiscal year end. The returns shown for the UBS International Sustainable Equity Fund and UBS Sustainable Development Bank Bond Fund are those of the Class P shares. Class P2 shares of the Funds had not commenced operations prior to the Funds' most recent fiscal year end.

UBS Emerging Markets Equity Opportunity Fund

	Class P2
	Years ended June 30,		Period ended
	2020	2019	June 30, 2018[1]
Net asset value, beginning of period	$9.31	$9.40	$10.00
Net investment income (loss)[2]	0.26	0.19	0.03
Net realized and unrealized gain (loss)	0.00[3]	(0.23)[5]	(0.63)
Net increase (decrease) from operations	0.26	(0.04)	(0.60)
Dividends from net investment income	(0.27)	(0.05)	—
Net asset value, end of period	$9.30	$9.31	$9.40
Total investment return[4]	2.66%	(0.46)%	(5.90)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.17%	1.42%	4.39%[6]
Expenses after fee waivers and/or expense reimbursements	0.22%	0.40%	0.44%[6]
Net investment income (loss)	2.88%	2.16%	4.05%[6]
Supplemental data:
Net assets, end of period (000's)	$375,791	$186,941	$94,349
Portfolio turnover	50%	52%	0%

1  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized loss reported within the Statement of Changes contained in the Fund's annual report due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

6  Annualized.

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Financial highlights

UBS International Sustainable Equity Fund

	Class P
	Years ended June 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.04	$10.23	$9.61	$8.08	$9.50
Net investment income (loss)[1]	0.18	0.17	0.14	0.14	0.16
Net realized and unrealized gain (loss)	(0.41)	(0.18)[2]	0.63	1.58	(1.48)
Net increase from payment by Advisor	—	—	—	—	0.01
Net increase (decrease) from operations	(0.23)	(0.01)	0.77	1.72	(1.31)
Dividends from net investment income	(0.15)	(0.08)	(0.15)	(0.19)	(0.11)
Distributions from net realized gains	—	(0.10)	—	—	—
Total dividends and distributions	(0.15)	(0.10)	(0.15)	(0.19)	(0.11)
Net asset value, end of year	$9.66	$10.04	$10.23	$9.61	$8.08
Total investment return[3]	(2.40)%	0.10%	7.94%	21.68%	(13.83)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.12%[5]	1.26%	1.70%	2.06%	2.12%
Expenses after fee waivers and/or expense reimbursements	1.00%[5]	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.82%	1.80%	1.37%	1.65%	1.92%
Supplemental data:
Net assets, end of year (000's)	$203,078	$146,616	$65,750	$19,952	$16,277
Portfolio turnover	41%	57%	43%	33%	114%

1  Calculated using the average share method.

2  The amount of net realized and unrealized loss per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes contained in the Fund's annual report due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $34,326, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $5,471 for a trading error. lf payment from Advisor was not made, the estimated total return would have been -14.18% for A shares, and -13.94% for P shares.

5  Includes interest expense representing less than 0.005%.

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Financial highlights

UBS Sustainable Development Bank Bond Fund

	Class P
	Year ended June 30, 2020	Period ended June 30, 2019[1]
Net asset value, beginning of period	$10.58	$10.00
Net investment income (loss)[2]	0.21	0.19
Net realized and unrealized gain (loss)	0.63	0.58
Net increase (decrease) from operations	0.84	0.77
Dividends from net investment income	(0.21)	(0.19)
Distributions from net realized gains	(0.04)	—
Total dividends and distributions	(0.25)	(0.19)
Net asset value, end of period	$11.17	$10.58
Total investment return[3]	8.03%	7.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%[5]	2.19%[4]
Expenses after fee waivers and/or expense reimbursements	0.25%[5]	0.25%[4]
Net investment income (loss)	1.94%	2.67%[4]
Supplemental data:
Net assets, end of period (000's)	$37,414	$25,235
Portfolio turnover	80%	20%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

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Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and other mutual funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

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UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) Inc. and UBS Asset Management (Americas) Inc. protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and quick recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative dedicated workspace, technology infrastructure, and systems support that is fully operational during a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on an annual basis, including the disaster recovery facility. In addition, all IT application recovery plans are updated and tested annually.

This business continuity planning overview is not a part of the prospectus.

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If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. As of the date of this prospectus, the annual and semiannual reports were not yet available for the UBS All China Equity Fund because the Fund had not yet commenced operations as of the end of the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Funds' annual and semiannual reports and the SAI, and discuss your questions about the Funds, by contacting the Funds directly at 1-800-647 1568, or by contacting your investment professional. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at: http://www.sec.gov and copies of this information may be obtained after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

©UBS 2021. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Asset Management (Americas) Inc.

is a subsidiary of UBS Group AG.

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